April 28, 2003



Securities and Exchange Commission
450 5 Street, N.W.

Washington  DC  50549

RE:  Midland National Life Separate Account A
        File Number 333-14081

Enclosed for preliminary filing is a copy of Post-Effective Amendment Number 9 to the above referenced Form S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (b) Rule 485, and pursuant to subparagraph (b) (4) of that Rule, we certify the amendment does not contain disclosure which would render it ineligible to become effective pursuant to said paragraph (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Tracy Michels
Assistant Vice President
Compliance

                         As filed with the Securities and Exchange Commission on April 30, 2003

========================================================================================================================

                                                                                         Registration File No. 333-14081

                                                                                                               811-05271

                                           SECURITIES AND EXCHANGE COMMISSION

                                                  Washington, DC 20549

                                                    ---------------

                                                        FORM N-6

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                              [     ]

                                     PRE-EFFECTIVE AMENDMENT NO.  ___                                          [     ]
                                                                  ------------------

                                     POST-EFFECTIVE AMENDMENT NO.  _9__                                         [ X ]
                                                                    -

                                                         and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                                        ACT OF 1940                                            [     ]

                                     AMENDMENT NO.  ___   3                                                      [ X ]
                                                       -------------------

                                           (Check appropriate box or boxes.)

                                        Midland National Life Separate Account A

                                               (Exact name of registrant)

                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                                  (Name of depositor)

                                                   One Midland Plaza

                                          Sioux Falls, South Dakota 57193-9991

                                  (Address of depositor's principal executive offices)

                           Depositor's Telephone Number, including Area Code: (605) 335-5700

                             Steve Horvat, General Counsel                                  Copy to:
                        Midland National Life Insurance Company                    Frederick R. Bellamy, Esq.
                                   One Midland Plaza                            Sutherland Asbill & Brennan LLP
                          Sioux Falls, South Dakota 57193-9991                   1275 Pennsylvania Avenue, N.W.
                        (Name and address of agent for service)                    Washington, DC 20004-2415

                                     Approximate Date of Proposed Public Offering:
                    As soon as practicable after the effective date of this registration statement.

                   It is proposed that this filing will become effective (check appropriate box):

                   |_|      immediately upon filing pursuant to paragraph (b)

                   |X|      on May 1, 2003  pursuant to paragraph (b)

                   |_|      60 days after filing pursuant to paragraph (a)(i)

                   [ ]      on ________pursuant to paragraph (a)(i) of Rule 485

                   If appropriate check the following box:

                   |_|      This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment _______________

                                         Title of Securities Being Registered:
                       Interests in Individual Flexible Premium Variable Life Insurance Policies

                       PREMIER VARIABLE UNIVERSAL LIFE 1.1

                                   Issued By:

                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

              Through the Midland National Life Separate Account A


Premier Variable Universal Life 1.1 provides a life insurance policy issued by Midland National Life Insurance Company. Premier Variable Universal Life 1.1:


     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the policy is still in force;

     o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.        Fidelity's Variable Insurance Products Fund Initial Class,
2.        American Century Variable Portfolios, Inc.,
3.        MFS(R)Variable Insurance Trusts,
4.        Lord Abbett Series Fund, Inc.,
5.        Alger American Fund,
6.        Van Eck Worldwide Insurance Trust,


7.        INVESCO Variable Investment Funds, Inc. and
8.        PIMCO Variable Insurance Trust

You can choose among the thirty-seven investment divisions listed on the following page.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2003

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS


VIP Money Market Portfolio                                      MFS VIT Emerging Growth Series
VIP High Income Portfolio                                       MFS VIT Research Series
VIP Equity-Income Portfolio                                     MFS VIT Investors Trust Series
VIP Growth Portfolio                                            MFS VIT New Discovery Series
VIP Overseas Portfolio                                          Lord Abbett Series Fund, Inc Growth & Income Portfolio
VIP MidCap Portfolio                                            Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
VIP Asset Manager Portfolio                                     Lord Abbett Series Fund, Inc. International Portfolio
VIP Investment Grade Bond Portfolio                             Alger American Small Capitalization Portfolio
VIP Contrafund(R)Portfolio                                       Alger American Mid-Cap Growth Portfolio
VIP Asset Manager: Growth Portfolio                             Alger American Growth Portfolio
VIP Index 500 Portfolio                                         Alger American Leveraged AllCap Portfolio
VIP Growth & Income Portfolio                                   Van Eck Worldwide Hard Assets Fund
VIP Balanced Portfolio                                          LEVCO Equity Value Fund- no longer available.  See
                                                                Note 1 below.

VIP Growth Opportunities Portfolio                              INVESCO VIF-Financial Services Fund
American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund
American Century VP Value Portfolio                             PIMCO VIT Total Return Portfolio
American Century VP International Portfolio                     PIMCO VIT High Yield Portfolio
American Century VP Income & Growth Portfolio                   PIMCO VIT Real Return Portfolio
American Century VP Balanced Portfolio                          PIMCO VIT Low Duration Portfolio

Note 1 -- Effective May 1, 2003, LEVCO Equity Value Fund was closed to new premium and fund transfers.

Effective September 1, 2003, LEVCO Equity Value Fund will be liquidated. This decision was made due to the high expenses and low performance associated with this fund. Policyowners with values allocated to the LEVCO Equity Value Fund may transfer their values to another option available under their policy at any time before September 1st, 2003. There is no transfer charge for this transfer and We will not count the transfer toward any limit on the number of free transfers You may make each year. All policyowners with values allocated to the LEVCO Equity Value Fund have received more detailed information regarding available investment options and transfer procedures. If We do not receive a transfer request from You, by the Liquidation Date, We will transfer any values allocated to LEVCO Equity Value Fund to the Fidelity VIP Money Market investment portfolio. There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of free transfers You may make each year.


This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                Table of Contents


POLICY BENEFITS/RISKS SUMMARY.........................................................................................12
      POLICY BENEFITS.................................................................................................12
            Death Benefit.............................................................................................12
            Flexible Premium Payments.................................................................................12
            No Lapse Guarantee Premium................................................................................13
            Benefits of the Policy Fund...............................................................................13
            Tax Benefits..............................................................................................13
            Additional Benefits.......................................................................................13
            Your Right to Examine This Policy.........................................................................14
      POLICY RISKS....................................................................................................14
            Investment Risk...........................................................................................14
            Surrender Charge Risk.....................................................................................14
            Risk of Lapse.............................................................................................14
            Tax Risks.................................................................................................15
            Portfolio Risks...........................................................................................15
Fee Table.............................................................................................................15
SUMMARY OF PREMIER VARIABLE UNIVERSAL LIFE 1.1........................................................................20
      DEATH BENEFIT OPTIONS...........................................................................................20
      FLEXIBLE PREMIUM PAYMENTS.......................................................................................21
      INVESTMENT CHOICES..............................................................................................21
      YOUR POLICY FUND................................................................................................22
            Transfers.................................................................................................23
            Policy Loans..............................................................................................23
            Withdrawing Money.........................................................................................23
            Surrendering Your Policy..................................................................................23
      DEDUCTIONS AND CHARGES..........................................................................................23
            Deductions From Your Premiums.............................................................................23
            Deductions From Your Policy Fund..........................................................................24
            Surrender Charge..........................................................................................24
      ADDITIONAL INFORMATION ABOUT THE POLICIES.......................................................................24
            Your Policy Can Lapse.....................................................................................25
            Correspondence and Inquiries..............................................................................25
            State Variations..........................................................................................25
            Tax-Free "Section 1035" Exchanges.........................................................................25
DETAILED INFORMATION ABOUT PREMIER VARIABLE UNIVERSAL LIFE 1.1........................................................26
      INSURANCE FEATURES..............................................................................................26
            How the Policies Differ From Whole Life Insurance.........................................................26
            Application for Insurance.................................................................................26
            Death Benefit.............................................................................................26
            Notice and Proof of Death.................................................................................27
            Payment of Death Benefits.................................................................................27
            Maturity Benefit..........................................................................................28
            Changes In Premier Variable Universal Life 1.1............................................................28
            Changing The Face Amount of Insurance.....................................................................28
            Changing Your Death Benefit Option........................................................................29
            When Policy Changes Go Into Effect........................................................................29
            Flexible Premium Payments.................................................................................29
            Allocation of Premiums....................................................................................31
            Additional Benefits.......................................................................................31
            Extended Maturity Option..................................................................................34
      SEPARATE ACCOUNT INVESTMENT CHOICES.............................................................................34
            Our Separate Account And Its Investment Divisions.........................................................34
            The Funds.................................................................................................34
            Investment Policies Of The Portfolios.....................................................................35
            Charges In The Funds......................................................................................39
      USING YOUR POLICY FUND..........................................................................................39
            The Policy Fund...........................................................................................39
            Amounts In Our Separate Account...........................................................................39
            How We Determine The Accumulation Unit Value..............................................................40
            Policy Fund Transactions..................................................................................40
            Transfers Of Policy Fund..................................................................................40
            Market Timing and Excessive Trading Limits................................................................41
            Dollar Cost Averaging.....................................................................................41
            Portfolio Rebalancing.....................................................................................42
            Policy Loans..............................................................................................43
            Withdrawing Money From Your Policy Fund...................................................................44
            Surrendering Your Policy..................................................................................45
      THE GENERAL ACCOUNT.............................................................................................45
      DEDUCTIONS AND CHARGES..........................................................................................46
            Deductions From Your Premiums.............................................................................46
            Charges Against The Separate Account......................................................................46
            Monthly Deductions From Your Policy Fund..................................................................47
            Transaction Charges.......................................................................................48
            How Policy Fund Charges Are Allocated.....................................................................49
            Surrender Charge..........................................................................................49
Tax Effects...........................................................................................................50
      INTRODUCTION....................................................................................................50
      TAX STATUS OF THE POLICY........................................................................................51
      TAX TREATMENT OF POLICY BENEFITS................................................................................51
            In General................................................................................................51
            Modified Endowment Contracts..............................................................................51
            Distributions Other Than Death Benefits from Modified Endowment Contracts.................................52
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts...........53
            Endowment Contracts.......................................................................................53
            Investment in the Policy..................................................................................53
            Policy Loans..............................................................................................53
            Withholding...............................................................................................53
            Multiple Policies.........................................................................................53
            Continuation of Policy Beyond Age 100.....................................................................53
            Business Uses of Policy...................................................................................53
            Split-Dollar Arrangements.................................................................................54
            Tax Shelter Regulations...................................................................................54
            Alternative Minimum Tax...................................................................................54
            Other Tax Considerations..................................................................................54
            Possible Tax Law Changes..................................................................................54
            Our Income Taxes..........................................................................................55
      ADDITIONAL INFORMATION ABOUT THE POLICIES.......................................................................55
      Your Right To Examine This Policy...............................................................................55
      Your Policy Can Lapse...........................................................................................55
      You May Reinstate Your Policy...................................................................................56
      Policy Periods And Anniversaries................................................................................56
      Maturity Date...................................................................................................56
      We Own The Assets Of Our Separate Account.......................................................................57
      Changing the Separate Account...................................................................................57
      Limits On Our Right To Challenge The Policy.....................................................................57
      YOUR PAYMENT OPTIONS............................................................................................58
            Lump Sum Payments.........................................................................................58
            Optional Payment Methods..................................................................................59
      YOUR BENEFICIARY................................................................................................60
      ASSIGNING YOUR POLICY...........................................................................................60
      WHEN WE PAY PROCEEDS FROM THIS POLICY...........................................................................60
      YOUR VOTING RIGHTS AS AN OWNER..................................................................................61
      DISTRIBUTION OF THE POLICIES....................................................................................61
      LEGAL PROCEEDINGS...............................................................................................63
      FINANCIAL STATEMENTS............................................................................................63
Definitions...........................................................................................................64
APPENDIX A............................................................................................................66

                          POLICY BENEFITS/RISKS SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company. "You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

This prospectus generally describes policies issued after May 1, 2003 with respect to certain features (including the premium charge and cost of insurance charge and no lapse guarantee period). For information on how policies issued before May 1, 2003 are different, see Appendix A.

POLICY BENEFITS

Death Benefit

Premier Variable Universal Life 1.1 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 26

We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit options You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not obligated to accept a premium payment of less than $50.00; however, under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 29.


No Lapse Guarantee Premium

During the no lapse guarantee period, Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements.

Benefits of the Policy Fund


o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. See "Withdrawing Money From Your Policy Fund" on page 44. There may be tax consequences.

o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value (the policy fund minus the surrender charge and minus any policy debt). See "Surrendering Your Policy" on page 23. There may be tax consequences.

o Policy Loans. You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 43. There may be federal tax consequences for taking a policy loan. See "Tax Effects" on page 50.

o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 40.

o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 41.

o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policy owners, who are not participating in a DCA program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 42.


Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund are not taxable transactions.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o     Disability Waiver Benefit        o    Additional Insured Rider
o     Monthly Disability Benefit       o    Guaranteed Insurability Rider
o     Accidental Death Benefit         o    Living Needs Rider
o     Children's Insurance Rider       o    Automatic Benefit Increase Provision
o     Family Life Insurance Rider


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.

Your Right to Examine This Policy

For a limited period of time, as specified in Your contract, You have a right to examine and cancel the policy. See "Your Right To Examine This Policy" on page 55.


POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. No one insures or guarantees any of the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it In Force for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.


Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. See "Surrender Charge" on page 49.


Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly charges.


o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums at least equal to the accumulated no lapse guarantee premium amounts. See "Flexible Premium Payments" on page 29.

          Nevertheless, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirements and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 55.

o Policy Loans. Your loan may affect whether Your policy remains in force. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Policy Loans" on page 53.


o Withdrawing Money / Surrendering Your Policy. If You make a partial withdrawal or surrender the policy prior to the 10th policy year, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value if You surrender Your policy in the first few policy years. The maximum partial withdrawal You can make in any policy year is (1) during the first policy year, 50% of the net cash surrender value, and (2) in any policy year thereafter, 90% of the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply.

Tax Risks


In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements.


Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "Tax Effects" on page 50. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    Fee Table

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You buy the policy, surrender the policy, or transfer policy funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge

-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads:

-----------------------------------------------------------------------------------------------------------------------------------
Premium Charge                         Upon receipt of a premium     5.0% of each premium          If the initial specified face
                                       payment.                      payment in all policy years.  amount of insurance is less

The current charge is lower (as                                                                    than  $1,000,000 the charge
shown) if the initial specified face                                                               is 5.0% of each premium
amount of insurance is $1,000,000 or                                                               payment received in policy
greater.i                                                                                          years 1 through 15.


                                                                                                   Otherwise, it is 4.5% of each
                                                                                                   premium payment received in
                                                                                                   policy years 1-15.

-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each premium       $0.46 from each premium
Charge                                 payment where Civil Service   payment.                      payment.
                                       Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------

Surrender Chargeii                     At the time of surrender or   $9.00 up to $52.50 in the     $9.00 up to $52.50 in the
(Deferred Sales Charge)                lapse that occurs (a) during  first policy year per $1,000  first policy year per $1,000
                                       the first 10 policy years, or of face amount.iii            of face amount.iii
Minimum and Maximum                    (b) during the first 10
                                       policy years following any
                                       increase in face amount.


Charge for a male insured issue age    At the time of surrender,     $22.00 per $1,000 of          $22.00 per $1,000 of
40 in the nonsmoker premium class in   lapse that occurs (a) during  specified face amount.        specified face amount.
the first policy year                  the first 10 policy years, or
                                       (b) during the first 10
                                       policy years following any
                                       increase in face amount.
-----------------------------------------------------------------------------------------------------------------------------------

Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first    withdrawal after the first one
                                                                     one in any policy year.       in any policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment divisions the 12th transfer in any one
                                       or the General Account.       policy year.
-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Charges

-----------------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase                     Not Applicable                     None                         Noneiv

-----------------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                     At the time a benefit is paid No maximum amount is                     $200.00v
                                       out.                          guaranteed.

-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                                            Periodic Fees Related to Owning the Policy

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                        Maximum Guaranteed               Current Charge
                                                                              Charge
-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargevi             On the policy date and on     $0.06 up to $83.33 per   If the Initial specified face
                                       every monthly anniversary.    $1,000 of net amount at  amount is less than or equal to
                                                                     riskvii  per month.      $249,999 -the charges vary from

Minimum and Maximum - The current                                                             $0.05 up to $25.91 per $1,000 of
charge (as shown) varies depending                                                            net amount at risk per month.
on Your initial specified face amount
of insurance.                                                                                 If the Initial specified face
                                                                                              amount is greater than or equal to
                                                                                              $250,000 but less than or equal to
                                                                                              $999,999 the charges vary from
                                                                                              $0.05 up to $24.09 per $1,000 of
                                                                                              net amount at risk per month.

                                                                                              If the initial specified face
                                                                                              amount is greater than or equal to
                                                                                              $1,000,000 the charges vary from
                                                                                              $0.05 up to $22.95 per $1,000 of
                                                                                              net amount at risk per month.

-----------------------------------------------------------------------------------------------------------------------------------
Charges for a male insured issue age   On the policy date and on     $0.20 per $1,000 of net  $0.13 per $1,000 of net amount at
40 in the nonsmoker premium class in   every monthly anniversary.    amount at risk per       risk per month.
the first policy year with an initial                                month.
specified face amount of $350,000
-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the policy date and on     $7 per month in all      $7 per month in policy years 1
                                       every monthly anniversary.    policy years.            through 15 and $4 per month
                                                                                              thereafter.
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk             On each day the policy        Annual rate of 0.90% of  Annual rate of 0.90% in policy
Charge                                 remains in force.             the policy Separate      years 1 - 10 and 0.10% thereafter.
                                                                     Account assets in policy
                                                                     years 1-10 and 0.10%
                                                                     thereafter
-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadviii               On policy anniversary or      4.50% (annually) in      2.00% (annually) in policy years
                                       earlier, as applicable.ix     policy years 1-5; 0.00%  1-5; 0.00% (annually) thereafter.
                                                                     (annually) thereafter.

-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesx


-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider policy date and      $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
Minimum and Maximum                    thereafter.                   accidental death benefit selected.
                                                                     selected.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured attained     On rider policy date and      $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first policy year         thereafter.                   death benefit.
following the rider policy date
-----------------------------------------------------------------------------------------------------------------------------------

Additional Insured Rider               On rider policy date and      $0.16 up to $83.33 per   $0.09 up to $19.23 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                       thereafter.                   Additional Insured Rider death benefit.
Minimum and Maximum                                                  death benefit.

-----------------------------------------------------------------------------------------------------------------------------------

Charge for a female insured attained   On rider policy date and      $0.42 per month per      $0.22 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
class in the first policy year         thereafter.                   Insured Rider death      benefit.
following the rider policy date.                                     benefit.

-----------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider             On rider policy date and      $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                       thereafter.                   Insurance benefit. xi

-----------------------------------------------------------------------------------------------------------------------------------

Family Insurance Rider                 On rider policy date and      $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.
                                       thereafter.                   Rider.xii


-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider policy date and      $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                       thereafter until the policy   monthly benefit.
Minimum and Maximum                    anniversary on which the
                                       insured reaches attained age
                                       60.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.     each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                       thereafter until the policy
                                       anniversary on which the
                                       insured reaches attained age
                                       60.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider          On rider policy date and      $0.05 up to $0.17 per    $0.05 up to $0.17 per unit of
                                       each monthly anniversary      month per unit of        Guaranteed Insurability Rider
                                       thereafter.                   Guaranteed Insurability  elected.
Minimum and Maximum                                                  Rider elected.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.13 per month per      $0.13 per month per unit of
30 in the nonsmoker premium class      each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
                                       thereafter.                   Insurability Rider.
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider policy date and      $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                       thereafter.                   face amount.
Minimum and Maximum

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class in   each monthly anniversary      $1,000 of face amount.   face amount.
the first policy year                  thereafter.
-----------------------------------------------------------------------------------------------------------------------------------


i The premium charge percentage is based on the initial specified face amount at the time of issue and does not increase or decrease if there is a subsequent change in the face amount of the policy.

ii The surrender charge varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

iii These charges decrease gradually in policy years 2 through 10 to $0.00 for policy years 11 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

v The ABI Provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Additional Benefits" beginning on page 31.)

vii Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

vi The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance charge applicable to Your policy. For more detailed information concerning Your cost of insurance charges, please contact Our Executive Office.

vii As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance charge).

viii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

ix While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the insured's death.

 x Charges for these riders may vary based on the policy duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xi Regardless of the number of children or their age, up to age 21

xii Regardless of the number of children or their age, up to age 21, or the age of the spouse



The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ------ --------------------


                                                                                Minimum                      Maximum


------------------------------------------------------------------------- --------------------- ------ --------------------


Total Annual Portfolio Operating Expenses 1 (total of all expenses               0.28%            -           3.88%

that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)

------------------------------------------------------------------------- --------------------- ------ --------------------


Net Annual Portfolio Operating Expenses After Contractual                        0.28%                        1.50%
Waivers and Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)



------------------------------------------------------------------------- --------------------- ------ --------------------

1 The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers. Midland National Life has not independently verified such information. The expenses reflect those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the year 2003.


These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio company may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

                 SUMMARY OF PREMIER VARIABLE UNIVERSAL LIFE 1.1

DEATH BENEFIT OPTIONS

Premier Variable Universal Life 1.1 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 26.


We deduct any policy debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the no lapse guarantee period, You can keep Your policy in force by paying a certain amount of premiums.

The minimum face amount is $150,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no-lapse guarantee premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.


You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums at least equal to the accumulated no lapse guarantee premium amounts. See "Flexible Premium Payments" on page 29.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the following investment divisions:

1.        Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.        Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.        Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.        Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.        Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.        Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.        Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.        Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond Portfolio
9.        Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10.       Fidelity's Variable Insurance Products Fund (VIP) Asset Manager: Growth Portfolio
11.       Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12.       Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio
13.       Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14.       Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities Portfolio
15.       American Century VP Capital Appreciation Portfolio
16.       American Century VP Value Portfolio
17.       American Century VP Balanced Portfolio
18.       American Century VP International Portfolio
19.       American Century VP Income & Growth Portfolio
20.       MFS VIT Emerging Growth Series
21.       MFS VIT Research Series
22.       MFS VIT Investors Trust Series
23.       MFS VIT New Discovery Series
24.       Lord Abbett Growth and Income Portfolio
25.       Lord Abbett Mid-Cap Value Portfolio
26.       Lord Abbett International Portfolio
27.       Alger American Small Capitalization Portfolio
28.       Alger American MidCap Growth Portfolio
29.       Alger American Growth Portfolio
30.       Alger American Leveraged AllCap Portfolio
31.       Van Eck Worldwide Hard Assets Fund


32.       INVESCO VIF-Financial Services Fund
33.       INVESCO VIF-Health Sciences Fund
34.       PIMCO VIT High Yield Portfolio
35.       PIMCO VIT Low Duration Portfolio
36.       PIMCO VIT Real Return Portfolio
37.       PIMCO VIT Total Return Portfolio

 You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 45. For more information, see "The Funds" on page 34


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 46. The balance of the premium is Your beginning policy fund. Your policy fund reflects:


     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits, and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 39


Transfers


You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Transfers take effect when We receive Your request. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are other limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 40. Transfer requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request at Our Executive Office. Transfers are affected at unit values determined at the close of business on the day the transfer takes effect.


Policy Loans


You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annually adjusted rate. See "Policy Loans" on page 43. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "Tax Effects" on page 50.


Withdrawing Money


You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in the first policy year is 50% of the net cash surrender value; thereafter it is 90% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 44. Withdrawals and surrenders may have negative tax effects. See "Tax Effects" on page 50. Withdrawal requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request at Our Executive Office. Withdrawals are affected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Policy


You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 45.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums


For most policies, We deduct a 5.0% premium charge from each premium payment, (the charge is 4.5% for policies issued after May 1, 2003 with an initial specified face amount of insurance of $1,000,000 or more). The premium charge is based on the initial specified face amount at the time of issue and does not increase or decrease if there is a subsequent change in the face amount of the policy.). We currently intend to eliminate this charge after the 15th policy year. (This is not guaranteed.) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) service charge from each premium payment. See "Deductions From Your Premiums" on page 46.


Deductions From Your Policy Fund

Certain amounts are deducted from Your policy fund monthly. These are:

     o an expense charge of $7.00. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)

     o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

     o    charges for additional benefits.

In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a policy year or

     o more than twelve transfers a year between investment divisions. (We currently waive this charge). See "Monthly Deductions From Your Policy Fund" on page 47.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division in the first 10 policy years and 0.10% after the 10th policy year.

Surrender Charge


We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years. If You keep this policy in force for longer than 10 years, then You will not incur a surrender charge on the original face amount of insurance. As explained in the sections entitled "Surrender Charge" on page 49 a face amount increase will result in a new 10 year surrender charge period on the amount of the increase.


The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $18.05 per $1,000 of the face amount, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $47.50 per $1,000 of the face amount. The maximum first year surrender charge for all issue ages, sexes and classes is $52.50 per $1,000 of the face amount. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.


The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If You decrease Your face amount after Your policy is issued, the surrender charge will not change. If You increase Your face amount after Your policy is issued, We will send You an endorsement, which specifies the surrender charges for the amount of the increase. See "Surrender Charge" on page 49 for a full description of how the new surrender charges are determined for a face amount increase and for examples of the surrender charges for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse


Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the no lapse guarantee period, Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if You do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 55.

Correspondence and Inquiries


You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in specified amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).

         DETAILED INFORMATION ABOUT PREMIER VARIABLE UNIVERSAL LIFE 1.1

INSURANCE FEATURES

This prospectus describes Our Premier Variable Universal Life 1.1 policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Premier Variable Universal Life 1.1 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Premier Variable Universal Life 1.1 differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Premier Variable Universal Life 1.1 has two types of death benefit options. You may switch back and forth between these options. Premier Variable Universal Life 1.1 also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Premier Variable Universal Life 1.1 is a "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

o         Option 1 provides a benefit that equals the face amount of the policy.
          This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured's death. A table of corridor percentages and some examples of how they work, are in the Statement of Additional Information which is available free upon request (see back cover).

Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force.

The minimum initial face amount is $150,000.

Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit


If the insured person is still living on the maturity date, We will pay the beneficiary the net cash surrender value. The policy will then end. The maturity date is the policy anniversary after the insured person's100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 56.


Changes In Premier Variable Universal Life 1.1

Premier Variable Universal Life 1.1 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.


     o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy).

     o There will be an increase in the no lapse guarantee premium requirements.

     o    A new surrender charge period will apply to the face amount increase


For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

     o Monthly cost of insurance deductions from Your policy fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount my have tax consequences. See "Tax Effects" on page 50. You should consult a tax advisor before making any change.


Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.


If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.


If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.


Changing the death benefit option may have tax consequences. See "Tax Effects" on page 50. You should consult a tax advisor before making any change.


When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "Tax Effects" on page 50. You should consult a tax advisor before making any change.


Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your policy's Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

1)        the age, sex and premium class of the insured,
2)        the initial face amount of the policy, and
3)        any additional benefits selected.


All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.


We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your policy will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Additional Benefits" on page 31 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.


Premium Provisions During The No Lapse Guarantee Period. During the no lapse guarantee period, You can keep Your policy in force by meeting a no lapse premium requirement. The no lapse guarantee period lasts until the 5th policy anniversary for policies issued before April 30, 2003 and for issue ages of 61 or more; for policies issued after April 30, 2003 with issue ages of 60 or less, it is 10 years.. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums). The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is more than the sum of the monthly no lapse guarantee premiums required to that date. The no lapse guarantee premium increases when the face amount increases.


During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

o the premiums You have paid, less Your loans or withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt.

This policy lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it (if We receive it before 3:00 p.m. central time) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate it.

The net premium is the premium minus a premium charge and any expense charges. Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal
100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 45.


Additional Benefits

You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured's 60th birthday, then We will waive monthly deductions for as long as the disability continues.

(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of the benefit paid into the policy fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.


(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months or as otherwise required by law.

     Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.


     There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.


     On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

          a.   the death benefit of the policy and of each eligible rider

          b.   the face amount

          c.   any policy funds

          d.   any outstanding loan

     When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

     You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

(9) Automatic Benefit Increase (ABI): This policy rider allows for face amount increases to keep pace with inflation. All standard issues of regular underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue of age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

     The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

     We calculate each face amount increase under the ABI provision as follows:

     (1)  The eligible face amount, multiplied by

     (2)  The Consumer Price Index 5 months before the increase date, divided by

     (3)  The Consumer Price Index 29 months before the increase date, minus

     (4)  The eligible face amount from part (a).

     The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class.

     The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


     The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Monthly Deductions From Your Policy Fund" on page 47.)


     ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

     The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market Investment Division and the death benefit option must be elected as Option 1. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market Investment Division. Furthermore, We will not allow any of the following to occur:

o         Increase in the specified amount of insurance
o         Changes in the death benefit options
o         Premium payments

The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.


The Funds


Each of the 37 portfolios available under the policy is a "series" of its investment company:


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations appear in their prospectuses, which accompany this prospectus.


Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.


Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective

-------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Funds

-------------------------------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                                Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities
--------------------------------------------------------- ---------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in
                                                          income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's Composite Index of 500 stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Mid Cap Portfolio                                     Seeks long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                          Poor's Composite Index of 500 Stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.
--------------------------------------------------------- ---------------------------------------------------------------------

 VIP Balanced Portfolio                                   Seeks both income and growth of capital.  When the investment manager's outlook is  neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.
--------------------------------------------------------- ---------------------------------------------------------------------

 VIP Growth Opportunities Portfolio                       Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.

-------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP International  Portfolio              Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective. The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks
-------------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Investors Trust Series                            Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.

-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett VC Growth and Income Portfolio                Seeks long-term growth of capital and income without excessive fluctuation in market value.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett VC Mid-Cap Value Portfolio                    Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett VC International Portfolio                    Seeks long-term capital appreciation.  Invests primarily in equity securities of non-U.S. issuers.
-------------------------------------------------------------------------------------------------------------------------------
Alger American Fund

-------------------------------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the
                                                          Russell 2000 Growth Index or the S&P SmallCap 600 Index.
--------------------------------------------------------- ---------------------------------------------------------------------

 Alger American MidCap Growth Portfolio                   Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio in the equity securities of companies of any size which demonstrate promising growth potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust

--------------------------------------------------------- ---------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
-------------------------------------------------------------------------------------------------------------------------------
INVESCO Variable Investment Funds Inc.

-------------------------------------------------------------------------------------------------------------------------------
INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity related instruments of companies involved in the financial services sector.

--------------------------------------------------------- ---------------------------------------------------------------------
INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.
-------------------------------------------------------------------------------------------------------------------------------

PIMCO Variable Insurance Trust


--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Total Return Portfolios                         Seeks maximum total return, consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Low Duration Portfolios                         Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT High Yield Portfolios                           Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Real Return Portfolios                          Seeks maximum real return, consistent with preservation of real capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------


Fidelity Management & Research Company manages the VIP portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett & Co., LLC. manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Investment Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the prospectuses for details.

USING YOUR POLICY FUND

The Policy Fund


Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 46. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
46. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547% during the first 10 policy years, which is an effective annual rate of 0.90%. After the 10th policy year, this charge is at an effective annual rate of 0.10%.

     o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year. But We reserve the right to assess a $25 charge after the 12th transfer in a policy year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

     2.   $25,000 (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request at Our Executive Office. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Market Timing and Excessive Trading Limits

The policies are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other policy owners or if any underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in Our view, have abused or appear likely to abuse the transfer privilege.


We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners. You will be notified in writing if Your transfer request has been refused or restricted


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

a.        The DCA source account from which DCA transfers will be made,
b. That any money received with the form is to be placed into the DCA source account,
c. The total monthly amount to be transferred to the other investment divisions, and
d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing


The Portfolio Rebalancing Option allows policy owners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in the VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "re-balance" the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.


Policy Loans

You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt using only Your policy as security for the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.


A loan taken from, or secured by, a policy may have federal income tax consequences. See "Tax Effects" on page 50.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 49. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). We guarantee this rate unless a higher interest rate is required by the Internal Revenue Service. If the Internal Revenue Service requires a higher policy loan interest rate, We will charge the minimum interest rate allowed. A zero cost loan may have tax consequences. See "Tax Effects" on page 50.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year.

Interest is due on each policy anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.


The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and cash value.


Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value (the policy fund less the surrender charge) minus any policy debt, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no surrender charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

     o    be at least $200,

     o in the first policy year, total no more than 50% of the net cash surrender value (the limit is 90% of the net cash surrender value in subsequent policy years).

     o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

     o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49.


Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request at Our Executive Office. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 49.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However if, the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.


Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have income tax consequences. See "Tax Effects" on page 50.


Surrendering Your Policy


You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early contract years. During the first 10 policy years, the cash surrender value is the policy fund minus the surrender charge. After 10 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date. A surrender may have tax consequences. See "Tax Effects" on page 50.


THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    obtaining any policy loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 40.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium.


Premium Charge. We deduct a 5.0% premium charge from each premium payment (for policies issued after April 30, 2003, with a specified face amount of insurance of $1,000,000 or more, this charge currently is 4.5%). We currently intend to eliminate this charge after the 15th policy year - - this is not guaranteed. This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state.

Our selling and distribution costs include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years. See "Surrender Charge" on page 49.)


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to Premier Variable Universal Life 1.1 for the first ten policy years, and 0.10% thereafter. The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 40. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium load and surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund.

     1. Expense Charge: This charge is $7.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)

     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

     3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the net amount at risk. We may profit from this charge.


The cost of insurance rate is based on the sex, attained age, specified face amount of insurance, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred plus non-smoker, preferred non-smoker, non-smoker, preferred smoker and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, non-smoker, standard risk at various ages, with an initial specified face amount of insurance of $350,000.


              Illustrative Table of Monthly Cost of Insurance Rates

                     (Rounded) per $1,000 of Amount at Risk

   Male                       Guaranteed                       Current
 Attained                       Maximum              (Male Preferred Non-Smoker)
    Age                          Rate                           Rate
    25                            .13                            .07
    35                            .14                            .07
    45                            .29                            .14
    55                            .69                            .29
    65                           1.87                            .68

For example, for a male preferred non-smoker, age 35 with a $350,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $31.43. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance charge of $24.43. The $24.43 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.07) times the amount at risk ($350,000 face less the initial Cash Value of $943 which is $1,000 of premium less the $50 for the premium charge less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.


The non-smoker cost of insurance rates are lower than the preferred smoker cost of insurance rates and the preferred smoker are less than the smoker rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred plus non-smoker cost of insurance rates are lower than the preferred non-smoker cost of insurance rates, and the preferred non-smoker rates are lower then the non-smoker rates. To qualify for the preferred plus and preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.


Current cost of insurance rates also depend on the initial specified face amount of insurance. The charge is generally lower for policies with an initial specified face amount of insurance of $250,000 or more than for policies with lower face amounts, and lower still for face amounts of $1,000,000 or more (this is known as banding).

If Premier Variable Universal Life 1.1 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United State Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see "Additional Benefits" on page 31 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.


Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund. Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge


The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the for the first 10 policy years. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 45.


The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only provided to give You an idea of the level of first year surrender charge for a few sample issue ages, sexes and classes.


                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount



                                                                  Surrender Charge Per $1,000
 Issue Age           Sex                    Class                        of Face Amount
 ---------           ---                    -----                        --------------
     35              Male                 Non-Smoker                         $19.00
     35              Male                   Smoker                           $23.00

     55             Female                Non-Smoker                         $32.50
     55             Female                  Smoker                           $31.00

     65              Male           Preferred Non- Smoker                    $47.50
     65             Female                  Smoker                           $43.00


A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

     a)   The initial face amount set equal to the face amount increase

     b) The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

     c)   The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

     a)   face amount of $100,000

     b) a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45).

     c)   a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

                                   Tax Effects

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the portfolios supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While We believe that the policies do not give policy owners investment control over assets of the portfolios, We reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the assets supporting the policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the variable account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts


Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts Policies classified as modified endowment contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

          (2) Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts


Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the fifth policy year, are less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy in force beyond the insured's 100th year.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Split-Dollar Arrangements

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations


The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Right To Examine This Policy

For a limited period of time, as specified in Your policy, You have the right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:

     o    10 days after You receive Your policy,

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

     o    45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.

Insurance coverage ends when You send Your request.

Your Policy Can Lapse

Your Premier Variable Universal Life 1.1 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Policy

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for the person who is to be insured,

     o pay enough premium to cover all overdue monthly deductions and the premium charge,

     o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charges,

     o    cover the next two months' deductions, and

     o    pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

Policy Periods And Anniversaries


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Benefits page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See " Limits On Our Right To Challenge The Policy" on page 57.


Maturity Date

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid.

If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.

In order to extend the maturity date, all of the following conditions must be satisfied:

     (a)  The policy cannot be in the grace period;

     (b) All of the policy fund must be transferred to either the General Account or the Money Market investment division; and

     (c)  The death benefit option must be elected as option 1.


(See the Extended Maturity Option section on page 34 for further details about this option).


If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:

     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to Premier Variable Universal Life 1.1 from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account A;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);


     o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Policy

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding policy loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50. You have the following options:

     1) Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2)   Installment Options: There are two ways that We pay installments:

          a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive this income. We will guarantee payments for:

          (1)  at least 5 years (called "5 Years Certain");

          (2)  at least 10 years (called "10 Years Certain");

          (3)  at least 15 years (called "15 Years Certain");

          (4)  at least 20 years (called "20 Years Certain"); or

          (5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time. We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "YOUR BENEFICIARY" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the insured person's estate.

ASSIGNING YOUR POLICY

You may assign Your rights in this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change in ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FROM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

     (1)  We contest the policy.

     (2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     (3)  The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, requires Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to government agencies and departments.


YOUR VOTING RIGHTS AS AN OWNER


We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:


o         to elect the funds' Boards of Directors,
o         to ratify the selection of independent auditors for the funds, and
o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one of the corresponding fund portfolio. This is determined as of the record date set by the funds' Boards for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company, LLC. Sammons Securities Company, LLC, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.
(NASD). Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life.

The mailing address for Sammons Securities Company is

                         Sammons Securities Company, LLC

                                 4261 Park Road

                               Ann Arbor, MI 48103

During the first policy year, We will pay agents a commission of up to 60% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.0% of premiums paid. After the 15th policy year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.

We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production of promotion literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

o         the premium load;
o         the surrender charge;
o         the mortality and expense charge;
o         the cost of insurance charge;
o         revenues, if any, received from the funds or their managers; and
o investment earnings on amounts allocated under policies to the General Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.

We incur various sales and promotional expenses in selling Premier Variable Universal Life 1.1. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing policy forms and prospectuses, and entering information in Our records.

We pay commissions for substandard risk and rider premiums based on Our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her last birthday preceding the policy date.

Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured dies.

Business Day means any day the New York Stock Exchange is.

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

Funds means the investment companies, commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.

In Force means the insured's life remains insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.

Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.

No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain in force if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your in force policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Surrender Charge means a charge made only upon surrender of the policy.

                                   APPENDIX A

                       Policies Issued Before May 1, 2003

Premier Variable Universal Life insurance policies issued before May 1, 2003, generally are different than the policies described in this prospectus in the following manners:

     o The premium charge remains at 5.0 even for policies with an Initial specified face amount of insurance of $1,000,000 or more.

     o The cost of insurance charges are not "banded" (they do not vary depending on the initial specified face amount of insurance).

     o The minimum "No Lapse Guarantee Premium" and No Lapse Guarantee Period may be different.



See Your policy itself for specific information applicable to You.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including additional information about distribution expenses and compensation. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative. The SAI will also be available on Our internet site at www.mnlife.com.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

SEC File No.   811-05271

________________________________________________________________________________

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                         PREMIER VARIABLE UNIVERSAL LIFE

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY

             (through the Midland National Life Separate Account A)

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Premier Variable Universal Life Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2003, by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Terms used in the current prospectus for the policy are incorporated in this statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS

                   AND SHOULD BE READ ONLY IN CONJUNCTION WITH

                         THE PROSPECTUS FOR THIS POLICY.

                                Dated May 1, 2003

                                Table of Contents

Table of Contents.............................................................2


The Policy....................................................................3

   POLICYOWNER................................................................3
   DEATH BENEFIT..............................................................3
   PAYMENT OPTIONS............................................................4
   PREMIUM LIMITATIONS........................................................4

ABOUT US......................................................................5

   MIDLAND NATIONAL LIFE INSURANCE COMPANY....................................5
   OUR SEPARATE ACCOUNT A.....................................................5
   OUR REPORTS TO POLICYOWNERS................................................5
   DIVIDENDS..................................................................6
   DISTRIBUTION OF THE POLICIES...............................................6
   REGULATION.................................................................6
   DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.........................7
   LEGAL MATTERS..............................................................7
   FINANCIAL MATTERS..........................................................7
   ADDITIONAL INFORMATION.....................................................7

PERFORMANCE...................................................................7

   HISTORICAL ANNUALIZED RETURNS..............................................7
   HISTORICAL CUMULATIVE RETURNS..............................................8

ILLUSTRATIONS.................................................................9

FINANCIAL STATEMENTS..........................................................9

                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

POLICYOWNER

The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

1.       Transfer ownership of Your policy by absolute assignment;
2.       Designate, change or revoke a contingent owner; or
3.       Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

1.       Change the irrevocable beneficiary during the insured's lifetime;
2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
3.       Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

DEATH BENEFIT

We pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                             Table of Death Benefits

                              Based on Policy Fund

 If the Insured       The Death Benefit Will Be At     If the Insured     The Death Benefit Will Be At Least
  Person's Age       Least Equal To This Percent Of     Person's Age         Equal To This Percent Of The
     Is This                The Policy Fund                Is This                   Policy Fund
      0-40                        250%                       60                          130%
       41                         243%                       61                          128%
       42                         236%                       62                          126%
       43                         229%                       63                          124%
       44                         222%                       64                          122%
       45                         215%                       65                          120%
       46                         209%                       66                          119%
       47                         203%                       67                          118%
       48                         197%                       68                          117%
       49                         191%                       69                          116%
       50                         185%                       70                          115%
       51                         178%                       71                          113%
       52                         171%                       72                          111%
       53                         164%                       73                          109%
       54                         157%                       74                          107%
       55                         150%                      75-90                        105%
       56                         146%                       91                          104%
       57                         142%                       92                          103%
       58                         138%                       93                          102%
       59                         134%                       94                          101%
                                                            95-99                        100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. Midland National Life Insurance Company was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name Midland National Life Insurance Company was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

OUR REPORTS TO POLICYOWNERS

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months that show:

     o    the current death benefit for Your policy,

     o    Your policy fund,

     o    information about investment divisions,

     o    the cash surrender value of Your policy,

     o    the amount of Your outstanding policy loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

DIVIDENDS

We do not pay any dividends on these policies.

DISTRIBUTION OF THE POLICIES

Sammons Securities Company, LLC is responsible for distributing the policies pursuant to a distribution agreement with Us. Sammons Securities Company serves as principal underwriter for the policies. Sammons Securities Company is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, which is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, as well as other incentives or payments, are not charged directly to the policy owners or the Separate Account. Sammons Securities Company may offer the policies through its sales representatives. Sammons Securities Company also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services. Sammons Securities Company may pay additional compensation to broker-dealers based on the level of policy sales or premium payments.

Sammons Securities Company received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

--------------------- -------------------------------------------- ---------------------------------------------------
                                                                   Aggregate Amount of Commissions Retained by
                      Aggregate Amount of Commissions Paid to      Sammons Securities Company After Payments to its
Fiscal year           Sammons Securities Company*                  Registered Persons and Other Broker-Dealers
--------------------- -------------------------------------------- ---------------------------------------------------
2002                   $11,064,683                                 $0
--------------------- -------------------------------------------- ---------------------------------------------------
* Includes sales compensation paid to registered persons of Sammons Securities
Company.

Prior to 2002, these policies were offered through Walnut Street Securities.
Walnut Street Securities received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

--------------------- -------------------------------------------- ---------------------------------------------------
Fiscal year           Aggregate Amount of Commissions Paid to      Aggregate Amount of Commissions Retained by
                                                                   Walnut Street Securities After Payments to its
                      Walnut Street Securities*                    Registered Persons and Other Broker-Dealers
--------------------- -------------------------------------------- ---------------------------------------------------
2000                  $12,326,061                                  $0
--------------------- -------------------------------------------- ---------------------------------------------------
2001                  $12,806,659                                  $0
--------------------- -------------------------------------------- ---------------------------------------------------
* Includes sales compensation paid to registered persons of Walnut Street Securities

Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National Life Insurance Company is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life Insurance Company will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws. We are not currently involved in any material legal proceedings.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in the prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National Life Insurance Company may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns

As of December 31, 2002.

----------------------------------------------------------------------------------------------------
                Investment Division                    Date of       1-Year      5-Year   Life of

                                                      Inception                             Fund

----------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                       01/09/1989     -33.63%     -0.97%    11.03%
----------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/1995     -34.54%     2.31%     12.52%
----------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                05/03/1993     -30.21%     3.36%     11.51%
----------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio         09/21/1988     -26.92%     -9.75%    7.43%
----------------------------------------------------------------------------------------------------
American Century  VP Value                            05/01/1996     -13.43%     2.94%     7.41%
----------------------------------------------------------------------------------------------------
American Century VP Balanced                          05/01/1991     -10.39%     0.66%     5.91%
----------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation              11/20/1987     -21.94%     -1.02%    5.14%
----------------------------------------------------------------------------------------------------
American Century VP Income & Growth                   10/30/1997     -20.12%     -1.14%    0.29%
----------------------------------------------------------------------------------------------------
American Century VP International                     05/01/1994     -21.12%     -2.69%    2.32%
----------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                             12/28/1998     -10.66%      N/A      14.61%
----------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                09/21/1999     -15.69%      N/A      0.91%
----------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                   05/22/1997     -25.16%     4.28%     5.54%
----------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                           12/11/1989     -18.80%     2.18%     10.21%
----------------------------------------------------------------------------------------------------
Lord Abbett International                             09/15/1999     -18.47%      N/A     -15.84%
----------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                             09/15/1999     -10.62%      N/A      11.25%
----------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                        07/24/1995     -34.39%     -4.32%    3.71%
----------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                        10/09/1995     -21.70%     -3.74%    4.70%
----------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                          05/01/1998     -32.28%      N/A      1.65%
----------------------------------------------------------------------------------------------------
MFS VIT Research Series                               07/26/1995     -25.25%     -3.74%    3.74%
----------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                    09/01/1989     -3.73%      -5.02%    1.74%
----------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                   01/03/1995     -16.31%     -2.39%    5.99%
----------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                          09/06/1989     -9.57%      0.53%     7.37%
----------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                01/03/1995     -9.56%      0.20%     5.23%
----------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                              01/03/1995     -10.19%     2.76%     11.24%
----------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                           10/09/1986     -17.72%     -0.61%    9.03%
----------------------------------------------------------------------------------------------------
VIP Growth & Income                                   12/31/1996     -17.39%     -0.18%    3.98%
----------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    01/03/1995     -22.58%     -7.20%    3.95%
----------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  10/09/1986     -30.77%     -1.27%    9.39%
----------------------------------------------------------------------------------------------------
VIP High Income Portfolio                             09/19/1985      2.50%      -6.90%    5.78%
----------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                               08/27/1992     -22.98%     -1.75%    8.36%
----------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                   12/05/1988      9.34%      6.49%     7.01%
----------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                            04/01/1982      0.76%      3.60%     5.35%
----------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                01/28/1987     -21.03%     -4.83%    3.28%
----------------------------------------------------------------------------------------------------


Historical Cumulative Returns

As of December 31, 2002.

---------------------------------------------------------------------------------------------------------
                Investment Division                    Date of       1-Year       5-Year      Life of
                                                      Inception                                 Fund

---------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                       01/09/1989     -33.63%      -4.76%      331.93%
---------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/1995     -34.54%      12.10%      155.04%
---------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                05/03/1993     -30.21%      17.97%      186.72%
---------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio         09/21/1988     -26.92%      -40.13%     178.37%
---------------------------------------------------------------------------------------------------------
American Century  VP Value                            05/01/1996     -13.43%      15.59%       61.10%
---------------------------------------------------------------------------------------------------------
American Century VP Balanced                          05/01/1991     -10.39%       3.34%       95.52%
---------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation              11/20/1987     -21.94%      -5.00%      113.40%
---------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                   10/30/1997     -20.12%      -5.57%       1.51%
---------------------------------------------------------------------------------------------------------
American Century VP International                     05/01/1994     -21.12%      -12.75%      22.01%
---------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                             12/28/1998     -10.66%        N/A        72.80%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                09/21/1999     -15.69%        N/A        3.02%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                   05/22/1997     -25.16%      23.31%       35.35%
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                           12/11/1989     -18.80%      11.39%      256.07%
---------------------------------------------------------------------------------------------------------
Lord Abbett International                             09/15/1999     -18.47%        N/A       -43.36%
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                             09/15/1999     -10.62%        N/A        42.10%
---------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                        07/24/1995     -34.39%      -19.81%      31.15%
---------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                        10/09/1995     -21.70%      -17.35%      39.40%
---------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                          05/01/1998     -32.28%        N/A        7.94%
---------------------------------------------------------------------------------------------------------
MFS VIT Research Series                               07/26/1995     -25.25%      -17.35%      31.41%
---------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                    09/01/1989     -3.73%       -22.70%      25.87%
---------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                   01/03/1995     -16.31%      -11.39%      59.24%
---------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                          09/06/1989     -9.57%        2.68%      157.96%
---------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                01/03/1995     -9.56%        1.00%       50.33%
---------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                              01/03/1995     -10.19%      14.58%      134.40%
---------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                           10/09/1986     -17.72%      -3.01%      307.09%
---------------------------------------------------------------------------------------------------------
VIP Growth & Income                                   12/31/1996     -17.39%      -0.90%       26.40%
---------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    01/03/1995     -22.58%      -31.18%      36.32%
---------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  10/09/1986     -30.77%      -6.19%      329.47%
---------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                             09/19/1985      2.50%       -30.06%     164.25%
---------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                               08/27/1992     -22.98%      -8.45%      129.57%
---------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                   12/05/1988      9.34%       36.94%      159.58%
---------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                            04/01/1982      0.76%       19.34%      195.12%
=---------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                01/28/1987     -21.03%      -21.93%      67.24%
---------------------------------------------------------------------------------------------------------


                                  ILLUSTRATIONS

Midland National Life Insurance Company may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

________________________________________________________________________________

                       VARIABLE EXECUTIVE UNIVERSAL LIFE 2

                                    Issued By

                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

              through the Midland National Life Separate Account A

Variable Executive Universal Life 2 provides a life insurance policy issued by Midland National Life Insurance Company. Variable Executive Universal Life 2:

     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the policy is still in force;

     o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. There may be tax consequences to these transactions. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund. You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts:

1.        Fidelity's Variable Insurance Products Fund Initial Class,
2.        American Century Variable Portfolios, Inc.,
3.        MFS(R)Variable Insurance Trust,
4.        Lord Abbett Series Fund, Inc.,
5.        Alger American Fund,
6.        Van Eck Worldwide Insurance Trust,


7.        INVESCO Variable Investment Funds, Inc. and
8.        PIMCO Variable Insurance Trust

You can choose among the thirty-seven investment divisions listed on the next page.


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2003

SEPARATE ACCOUNT INVESTMENT PORTFOLIOS



VIP Money Market Portfolio                                      MFS VIT Emerging Growth Series
VIP High Income Portfolio                                       MFS VIT Research Series
VIP Equity-Income Portfolio                                     MFS VIT Investors Trust Series
VIP Growth Portfolio                                            MFS VIT New Discovery Series
VIP Overseas Portfolio                                          Lord Abbett Series Fund, Inc. Growth & Income Portfolio
VIP MidCap Portfolio                                            Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
VIP Asset Manager Portfolio                                     Lord Abbett Series Fund, Inc. International Portfolio
VIP Investment Grade Bond Portfolio                             Alger American Small Capitalization Portfolio
VIP Contrafund(R)Portfolio                                       Alger American Mid-Cap Growth Portfolio
VIP Asset Manager: Growth Portfolio                             Alger American Growth Portfolio
VIP Index 500 Portfolio                                         Alger American Leveraged AllCap Portfolio
VIP Growth & Income Portfolio                                   Van Eck Worldwide Hard Assets Fund
VIP Balanced Portfolio                                          LEVCO Equity Value Fund- no longer available.  See
                                                                Note 1 below.
VIP Growth Opportunities Portfolio                              INVESCO VIF-Financial Services Fund
American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund
American Century VP Value Portfolio                             PIMCO VIT Total Return Portfolio
American Century VP Balanced Portfolio                          PIMCO VIT Low Duration Portfolio
American Century VP International Portfolio                     PIMCO VIT High Yield Portfolio
American Century VP Income & Growth Portfolio                   PIMCO VIT Real Return Portfolio

Note 1 -- Effective May 1, 2003, LEVCO Equity Value Fund was closed to new premium and fund transfers.

Effective September 1, 2003, LEVCO Equity Value Fund will be liquidated. This decision was made due to the high expenses and low performance associated with this fund. Policyowners with values allocated to the LEVCO Equity Value Fund may transfer their values to another option available under their policy at any time before September 1st, 2003. There is no transfer charge for this transfer and We will not count the transfer toward any limit on the number of free transfers You may make each year. All policyowners with values allocated to the LEVCO Equity Value Fund have received more detailed information regarding available investment options and transfer procedures. If We do not receive a transfer request from You, by the Liquidation Date, We will transfer any values allocated to LEVCO Equity Value Fund to the Fidelity VIP Money Market investment portfolio. There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of free transfers You may make each year.


This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned.

Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                TABLE OF CONTENTS


POLICY BENEFITS / RISKS SUMMARY.......................................................................................15
      POLICY BENEFITS.................................................................................................15
            Death Benefits............................................................................................15
            Flexible Premium Payments.................................................................................15
            Minimum Premium...........................................................................................16
            Benefits of the Policy Fund...............................................................................16
            Tax Benefits..............................................................................................16
            Additional Benefits.......................................................................................17
            Your Right to Examine This Policy.........................................................................17
      POLICY RISKS....................................................................................................17
            Investment Risk...........................................................................................17
            Surrender Charge Risk.....................................................................................17
            Risk of Lapse.............................................................................................17
            Tax Risks.................................................................................................18
            Portfolio Risks...........................................................................................19
FEE TABLE.............................................................................................................19
SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE 2........................................................................24
      DEATH BENEFIT OPTIONS...........................................................................................24
      FLEXIBLE PREMIUM PAYMENTS.......................................................................................24
      INVESTMENT CHOICES..............................................................................................25
      YOUR POLICY FUND................................................................................................26
            Transfers.................................................................................................26
            Policy Loans..............................................................................................26
            Withdrawing Money.........................................................................................26
            Surrendering Your Policy..................................................................................27
      DEDUCTIONS AND CHARGES..........................................................................................27
            Deductions From Your Premiums.............................................................................27
            Deductions From Your Policy Fund..........................................................................27
            Surrender Charge..........................................................................................27
      ADDITIONAL INFORMATION ABOUT THE POLICIES.......................................................................28
            Your Policy Can Lapse.....................................................................................28
            Correspondence and Inquiries..............................................................................28
            State Variations..........................................................................................29
            Tax-Free "Section 1035" Exchanges.........................................................................29
DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE 2........................................................29
      INSURANCE FEATURES..............................................................................................29
            How the Policies Differ From Whole Life Insurance.........................................................29
            Application for Insurance.................................................................................29
            Death Benefit.............................................................................................30
            Notice and Proof of Death.................................................................................31
            Payment of Death Benefits.................................................................................31
            Maturity Benefit..........................................................................................31
            Changes In Variable Executive Universal Life 2............................................................31
            Changing The Face Amount of Insurance.....................................................................31
            Changing Your Death Benefit Option........................................................................32
            When Policy Changes Go Into Effect........................................................................33
            Flexible Premium Payments.................................................................................33
            Allocation of Premiums....................................................................................34
            Additional Benefits.......................................................................................35
            Extended Maturity Option..................................................................................37
      SEPARATE ACCOUNT INVESTMENTCHOICES..............................................................................37
            Our Separate Account And Its Investment Divisions.........................................................37
            The Funds.................................................................................................38
            Investment Policies Of The Portfolios.....................................................................38
            Charges In The Funds......................................................................................43
      USING YOUR POLICY FUND..........................................................................................43
            The Policy Fund...........................................................................................43
            Amounts In Our Separate Account...........................................................................43
            How We Determine The Accumulation Unit Value..............................................................44
            Policy Fund Transactions..................................................................................44
            Transfers Of Policy Fund..................................................................................44
            Market Timing and Excessive Trading Limits................................................................45
            Dollar Cost Averaging.....................................................................................45
            Portfolio Rebalancing.....................................................................................46
            Policy Loans..............................................................................................47
            Withdrawing Money From Your Policy Fund...................................................................48
            Surrendering Your Policy..................................................................................49
      THE GENERAL ACCOUNT.............................................................................................49
      DEDUCTIONS AND CHARGES..........................................................................................50
            Deductions From Your Premiums.............................................................................50
            Charges Against The Separate Account......................................................................50
            Monthly Deductions From Your Policy Fund..................................................................51
            Transaction Charges.......................................................................................52
            How Policy Fund Charges Are Allocated.....................................................................53
            Surrender Charge..........................................................................................53
TAX EFFECTS...........................................................................................................54
      INTRODUCTION....................................................................................................54
      TAX STAUS OF THE POLICY.........................................................................................55
      TAX TREATMENT OF POLICY BENEFITS................................................................................55
            In General................................................................................................55
            Modified Endowment Contracts..............................................................................55
            Distributions Other Than Death Benefits from Modified Endowment Contracts.................................56
            Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts...........57
            Investment in the Policy..................................................................................57
            Policy Loans..............................................................................................57
            Withholding...............................................................................................57
            Multiple Policies.........................................................................................57
            Continuation of Policy Beyond Age 100.....................................................................57
            Business Uses of Policy...................................................................................57
            Split-Dollar Arrangements.................................................................................58
            Tax Shelter Regulations...................................................................................58
            Alternative Minimum Tax...................................................................................58
            Other Tax Considerations..................................................................................58
            Possible Tax Law Changes..................................................................................59
            Our Income Taxes..........................................................................................59
ADDITIONAL INFORMATION ABOUT THE POLICIES.............................................................................59
      YOUR RIGHT TO EXAMINE THIS POLICY...............................................................................59
      YOUR POLICY CAN LAPSE...........................................................................................59
      POLICY PERIODS AND ANNIVERSARIES................................................................................60
      MATURITY DATE...................................................................................................60
      YOU MAY REINSTATE YOUR POLICY...................................................................................60
      WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT.......................................................................61
      CHANGING THE SEPARATE ACCOUNT...................................................................................61
      LIMITS ON YOUR RIGHT TO CHALLENGE THE POLICY....................................................................62
      YOUR PAYMENT OPTIONS............................................................................................62
            Lump Sum Payments.........................................................................................63
            Optional Payment Methods..................................................................................63
      YOUR BENEFICIARY................................................................................................64
      ASSINGING YOUR POLICY...........................................................................................64
      WHEN WE PAY PROCEEDS FORM THIS POLICY...........................................................................64
      YOUR VOTING RIGHTS AS AN OWNER..................................................................................65
      DISTRIBUTION OF THE POLICIES....................................................................................66
      LEGAL PROCEEDINGS...............................................................................................67
      FINANCIAL STATEMENTS............................................................................................67
DEFINITIONS...........................................................................................................68


                         POLICY BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following Policy Benefits/Risks Summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

POLICY BENEFITS

Death Benefits


Variable Executive Universal Life 2 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:


     Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 30.


We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within certain limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the policy's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under Midland National's current company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 33.


Minimum Premium

During the minimum premium period, Your policy will remain in force as long as You meet the applicable minimum premium requirements

Benefits of the Policy Fund


o Withdrawing Money from Your Policy Fund. You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal in any policy year is 50% of Your net cash surrender value. See "Withdrawing Money From Your Policy Fund" on page 48. There may be tax consequences.

o Surrendering Your Policy. You can surrender Your policy for cash and then We will pay You the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge and minus any outstanding policy loan. See "Surrendering Your Policy" on page 49. There may be tax consequences.

o Policy Loans. You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. See "Policy Loans" on page 47. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 54.

o Transfers of Policy Fund. You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 44.

o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 45.

o Portfolio Rebalancing. The Portfolio Rebalancing Option allows policyowners, who are not participating in a DCA program, to have Us automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. At each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. See "Portfolio Rebalancing" on page 46.


Tax Benefits

We intend for the policy to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the policy value (the policy fund), and therefore should not be taxed on increases in the policy fund until You take out a loan or withdrawal, surrender the policy, or We pay the maturity benefit. In addition, transfers of policy fund are not taxable transactions.

Additional Benefits

Your policy may have one or more supplemental benefits that are options or attached by rider to the policy. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

Disability Waiver Benefit                 Family Life Insurance Rider
Monthly Disability Benefit                Additional Insured Rider
Accidental Death Benefit                  Living Needs Rider
Children's Insurance Rider                Extended Maturity Option
Guaranteed Insurability Rider             Automatic Benefit Increase Provision


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.


Your Right to Examine This Policy


For a limited period of time, as specified in Your policy, You have a right to examine and cancel the policy. See "YOUR RIGHT TO EXAMINE THIS POLICY" on page 59.


POLICY RISKS

Investment Risk

Your policy fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. No one insures or guarantees any of the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the policy only if You have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if You intend to surrender all or part of the policy value in the near future.

This policy is not suitable as a short-term investment.


Surrender Charge Risk

If You surrender Your policy for its net cash surrender value or let Your policy lapse during the surrender charge period, We will deduct a surrender charge. See "Surrender Charge" on page 53.


Risk of Lapse

Your policy can lapse if the net cash surrender value is not sufficient to pay the monthly charges.


     o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any policy debt and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 33.

          Nevertheless, the policy can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "YOUR POLICY CAN LAPSE" on page 59.

     o Policy Loans. Your loan may affect whether Your policy remains in force. If Your loan lowers the value of Your policy fund to a point where the monthly deductions are greater than Your policy's net cash surrender value, then the policy's lapse provision may apply. Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Policy Loans" on page 57.


     o Withdrawing Money / Surrendering Your Policy. If You make a partial withdrawal or surrender the policy prior to the 10th policy year (or during the 10 years following an increase in face amount), We will deduct a surrender charge. It is possible that You will receive no net cash surrender value if You surrender Your policy in the first few policy years. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply.

Tax Risks


In order to qualify as a life insurance policy for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements.


Depending on the total amount of premiums You pay, the policy may be treated as a modified endowment contract under federal tax laws. If a policy is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.


See "TAX EFFECTS" on page 54. You should consult a qualified tax advisor for assistance in all policy-related tax matters.


Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that You will pay at the time You buy the policy, surrender the policy, or transfer policy funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees

-----------------------------------------------------------------------------------------------------------------------------------
Charge                                 When Charge Is Deducted       Amount Deducted

                                                                     --------------------------------------------------------------
                                                                     Maximum Guaranteed            Current Charge
                                                                     Charge
-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads

-----------------------------------------------------------------------------------------------------------------------------------
Premium Charge                         Upon receipt of a premium     5.0% of each premium          5.0% of each premium
                                       payment.                      payment in all policy years.  payment received in policy
                                                                                                   years 1 through 15; zero
                                                                                                   thereafter.

-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each premium       $0.46 from each premium
Charge                                 payment where Civil Service   payment.                      payment.
                                       Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Chargei                      At the time of surrender or   $8.00 up to $52.50 in the     $8.00 up to $52.50 in the
(Deferred Sales Charge)                lapse that occurs (a) during  first policy year per $1,000  first policy year per $1,000
                                       the first 10 policy years, or of face amountii              of face amount.ii
Minimum and Maximum                    (b) during the first 10
                                       policy years following any
                                       increase in face amount.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    At the time of surrender,     $22.00 per $1,000 of          $22.00 per $1,000 of
40 in the nonsmoker premium class in   lapse that occurs (a) during  specified face amount.        specified face amount.
the first policy year                  the first 10 policy years, or
                                       (b) during the first 10
                                       policy years following any
                                       increase in face amount.

-----------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first    withdrawal after the first one
                                                                     one in any policy year        in any policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment divisions the 12th transfer in any one
                                       or the General Account.       policy year.

-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges

-----------------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase             Not Applicable                             None                         Noneiii

-----------------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                     At the time a benefit is paid No maximum amount is                     $200.00iv
                                       out.                          guaranteed.


-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the policy, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                                            Periodic Fees Related to Owning the Policy

-----------------------------------------------------------------------------------------------------------------------------------
Charge                                 When Charge Is Deducted       Amount Deducted

                                                                     --------------------------------------------------------------
                                                                     Maximum Guaranteed       Current Charge
                                                                     Charge

-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargev              On the policy date and on     $0.06 up to $83.33 per   $0.05 up to $27.94 per $1,000 of
                                       every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
Minimum and Maximum                                                  riskvi  per month.


-----------------------------------------------------------------------------------------------------------------------------------
Charges for a male insured issue age   On the policy date and on     $0.20 per $1,000 of net  $0.13 per $1,000 of net amount at
40 in the nonsmoker premium class in   every monthly anniversary.    amount at risk per       risk per month.
the first policy year.                                               month.

-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the policy date and on     $6 per month in all      $6 per month in all policy years.
                                       every monthly anniversary.    policy years.

-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk             On each day the policy        Annual rate of 0.90% of  Annual rate of 0.90% in policy
Charge                                 remains in force.             the policy Separate      years 1 - 10 and 0.25% thereafter.
                                                                     Account assets in all
                                                                     policy years.

-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spreadvii                On policy anniversary or      4.50% (annually) in      2.00% (annually) in policy years
                                       earlier, as applicableviii    policy years 1-10; in    1-10; in policy years thereafter,
                                                                     policy years thereafter, it is 0.00% (annually) on loans of
                                                                     it is 0.00% (annually)   earnings and 2.00% on everything
                                                                     on loans of earnings     else.vii
                                                                     and 4.50% on
                                                                     everything else. vii

-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesix


-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider policy date and      $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
Minimum and Maximum                    thereafter.                   accidental death benefit selected.
                                                                     selected.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured attained     On rider policy date and      $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first policy year         thereafter.                   death benefit.
following the rider policy date

-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider               On rider policy date and      $0.06 up to $83.33 per   $0.05 up to $27.94 per $1,000 of
                                       each monthly anniversary      month per $1,000 of      net amount at risk per month.
Minimum and Maximum                    thereafter.                   Additional Insured Rider
                                                                     death benefit.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a female insured attained   On rider policy date and      $0.18 per month per      $0.10 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
class in the first policy year         thereafter.                   Insured Rider death      benefit.
following the rider policy date.                                     benefit.

-----------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider             On rider policy date and      $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                       thereafter.                   Insurance benefit. x


-----------------------------------------------------------------------------------------------------------------------------------

Family Insurance Rider                 On rider policy date and      $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.
                                       thereafter.                   Rider.xi


-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider policy date and      $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.
Minimum and Maximum                    thereafter until the policy   monthly benefit.
                                       anniversary on which the
                                       insured reaches attained age
                                       60.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.     each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                       thereafter until the policy
                                       anniversary on which the
                                       insured reaches attained age
                                       60.

-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider          On rider policy date and      $0.05 up to $0.17 per    $0.05 up to $0.17 per unit of
                                       each monthly anniversary      month per unit of        Guaranteed Insurability Rider
Minimum and Maximum                    thereafter.                   Guaranteed Insurability  elected.
                                                                     Rider elected.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.13 per month per      $0.13 per month per unit of
30 in the nonsmoker premium class      each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
                                       thereafter.                   Insurability Rider.

-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider policy date and      $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
Minimum and Maximum                    thereafter.                   face amount.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider policy date and      $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class in   each monthly anniversary      $1,000 of face amount.   face amount.
the first policy year                  thereafter.
-----------------------------------------------------------------------------------------------------------------------------------

i The surrender charge varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the surrender charge applicable to Your policy. For more detailed information concerning Your surrender charges, please contact Our Executive Office.


ii These charges decrease gradually in policy years 2 through 10 to $0.00 for policy years 11 and thereafter. An increase in face amount establishes a new surrender charge schedule for the amount of the increase in face amount based upon the attained age and rating class at the time the face amount increase becomes effective.

iii The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Additional Benefits" on page 35.)

iv Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this fee

v The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your policy's data page will indicate the cost of insurance charge applicable to Your policy. For more detailed information concerning Your cost of insurance charges, please contact Our Executive Office.

vi As of any monthly anniversary, the net amount at risk is the death benefit less the policy fund (after all deductions for that monthly anniversary, except the cost of insurance charge).

vii The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is 3.50% annually).

viii While a policy loan is outstanding, loan interest is charged in arrears on each policy anniversary or, if earlier, on the date of loan repayment, policy lapse, surrender, policy termination, or the insured's death. The "earnings" are equal to the policy fund less the premiums paid.

ix Charges for these riders may vary based on the policy duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your policy's specification page will indicate the rider charges applicable to Your policy, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

x Regardless of the number of children or their age, up to age 21

xi Regardless of the number of children or their age, up to age 21, or the age of the spouse.


The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ------ --------------------
                                                                                Minimum                      Maximum
------------------------------------------------------------------------- --------------------- ------ --------------------

Total Annual Portfolio Operating Expenses 1 (total of all expenses               0.28%            -           3.88%

that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)

------------------------------------------------------------------------- --------------------- ------ --------------------

Net Annual Portfolio Operating Expenses After Contractual                        0.28%                        1.50%
Waivers and Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)


------------------------------------------------------------------------- --------------------- ------ --------------------

1 The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers. Midland National Life has not independently verified such information. The expenses reflect those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown. 2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive portfolio certain expenses for the year 2003.

These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:


                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

                 SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE 2

DEATH BENEFIT OPTIONS

Variable Executive Universal Life 2 provides life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the policy fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 30

We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any outstanding loans and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the minimum premium period, You can keep Your policy in force by paying a certain amount of premiums.

The minimum face amount is $150,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

FLEXIBLE PREMIUM PAYMENTS


You may pay premiums whenever and in whatever amount You want, within certain limits. We are not required to accept a premium payment of less than $50.00; however under Midland National's current company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any outstanding loans and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your policy stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 33.


INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the following investment divisions:

1.        Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.        Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.        Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.        Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.        Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.        Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.        Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.        Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond Portfolio
9.        Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10.       Fidelity's Variable Insurance Products Fund (VIP) Asset Manager: Growth Portfolio
11.       Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12.       Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio
13.       Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14.       Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities Portfolio
15.       American Century VP Capital Appreciation Portfolio
16.       American Century VP Value Portfolio
17.       American Century VP Balanced Portfolio
18.       American Century VP International Portfolio
19.       American Century VP Income & Growth Portfolio
20.       MFS VIT Emerging Growth Series
21.       MFS VIT Research Series
22.       MFS VIT Investors Trust Series
23.       MFS VIT New Discovery Series
24.       Lord Abbett Growth and Income Portfolio
25.       Lord Abbett Mid-Cap Value Portfolio
26.       Lord Abbett International Portfolio
27.       Alger American Small Capitalization Portfolio
28.       Alger American MidCap Growth Portfolio
29.       Alger American Growth Portfolio
30.       Alger American Leveraged AllCap Portfolio
31.       Van Eck Worldwide Hard Assets Fund


32.       INVESCO VIF-Financial Services Fund
33.       INVESCO VIF-Health Sciences Fund
34.       PIMCO VIT High Yield Portfolio
35.       PIMCO VIT Low Duration Portfolio
36.       PIMCO VIT Real Return Portfolio
37.       PIMCO VIT Total Return Portfolio

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "THE GENERAL ACCOUNT" on page 49. For more information, see "The Funds" on page 38.


YOUR POLICY FUND


Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the "Deductions From Your Premiums" section on page 27. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.


There is no guaranteed policy fund for amounts allocated to the investment divisions. See "The Policy Fund" on page 43.


Transfers


You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 44. Transfer requests received at Our Executive Office before 3:00 pm Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect.


Policy Loans


You may borrow up to 92% of Your cash surrender value (the policy fund less the surrender charge) minus any policy debt. Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annual adjusted rate. See "Policy Loans" on page 47. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "Policy Loans" on page 57.


Withdrawing Money


You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 48. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 54. Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.

Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 49.


DEDUCTIONS AND CHARGES

Deductions From Your Premiums


For most policies We deduct a 5.00% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This elimination is not guaranteed) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cent) service charge from each premium payment. See "Deductions From Your Premiums" on page 50.


Deductions From Your Policy Fund

Certain amounts are deducted from Your policy fund each month. These are:

     o    an expense charge of $6.00

     o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

     o    charges for additional benefits.

In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a policy year or


     o more than twelve transfers a year between investment divisions. (We currently waive this charge). See "Monthly Deductions From Your Policy Fund" on page 51.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge


We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years. If You keep this policy in force for longer than 10 years, then You will not incur a surrender charge on the original face amount of insurance. As explained in the section entitled "Surrender Charge" on page 53, a face amount increase will result in a new 10 year surrender charge period on the amount of the increase.


The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000 of face amount, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $50.00 per $1,000 of face amount. The maximum first year surrender charge for all issue ages, sexes and classes is $52.50 per $1,000 of face amount. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.


The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1000. If You change Your face amount of insurance after Your policy is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the time from the issue to the time of surrender of Your policy. See "Surrender Charge" on page 53 for examples of the per $1,000 charge for various issue ages, sexes and classes.


ADDITIONAL INFORMATION ABOUT THE POLICIES

Your Policy Can Lapse


Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the minimum premium period, Your policy will remain in force as long as You meet the applicable minimum premium requirements. However, the policy can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "YOUR POLICY CAN LAPSE" on page 59.


Correspondence and Inquiries


You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in Specified Amount, regarding Your policy. Our Executive Office is located at:


                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone transactions. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured person, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.

State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both policies carefully. Remember that if You exchange another policy for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old policy, and there will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this policy (that person will generally earn a commission if You buy this policy through an exchange or otherwise).

DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE 2

INSURANCE FEATURES

This prospectus describes Our Variable Executive Universal Life 2 policy. There may be contractual variances because of requirements of the state when Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Variable Executive Universal Life 2 provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Variable Executive Universal Life 2 differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Executive Universal Life 2 has two types of death benefit options. You may switch back and forth between these options. Variable Executive Universal Life 2 also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Variable Executive Universal Life 2 is a "variable " life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the policy is suitable for You. Any such delays will affect when Your policy can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance policies that have different death benefits, policy features, and optional benefits. However, these other policies also have different charges that would affect Your investment performance and policy fund. To obtain more information about these other policies, contact Our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds).

As the owner, You may choose between two death benefit options:

o Option 1 provides a benefit that equals the face amount of the policy. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).

Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the minimum premium period, Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the policy months since the policy was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force.

The minimum initial face amount is $150,000.

Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit


If the insured person is still living on the maturity date, We will pay the beneficiary the policy fund minus any outstanding loans. The policy will then end. The maturity date is the policy anniversary after the insured person's100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "MATURITY DATE" on page 60.


Changes In Variable Executive Universal Life 2

Variable Executive Universal Life 2 gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund.

A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged. Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions:

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.

     o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy).


     o    There will be an increase in the minimum premium requirements.

     o    A new surrender charge period will apply to the face amount increase


For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

     o Monthly cost of insurance deductions from Your policy fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount may have tax consequences. See "TAX EFFECTS" on page
54.


Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.

If You change from option 1 to option 2, the face amount decreases by the amount of Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.


Changing the death benefit option may have tax consequences. See "TAX EFFECTS" on page 54. You should consult a tax advisor before making any change.


When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes.


Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 54. You should consult a tax advisor before making any change.


Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your schedule of policy information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:


     1)   the age, sex and premium class of the insured,

     2)   the initial face amount of the policy, and

     3)   any additional benefits selected.

All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.

We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under Midland National's current company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Additional Benefits" on page 36 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During the minimum premium period, You can keep Your policy in force by meeting a minimum premium requirement. The minimum premium period lasts until the 5th policy anniversary. A monthly minimum premium is shown on Your policy information page. (This is not the same as the planned premium). The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans and withdrawals, is more than the sum of the monthly premiums required to that date. The minimum premium increases when the face amount increases.

During the minimum premium period, Your policy will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

     o the premiums You have paid, less Your loans and withdrawals, are less than the total monthly minimum premiums required to that date.


Remember that the net cash surrender value is the policy fund minus the surrender charge and minus any outstanding policy debt.


This policy lapse can occur even if You pay all of the planned premiums.


Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it (if We receive it before 3:00 p.m. central time) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate it.

The net premium is the premium minus a premium charge and a service charge (deducted only if You are on a Civil Service Allotment premium mode). Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 49.


Additional Benefits

You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. There is generally an extra charge for these benefits. The following briefly summarizes the additional benefits that are currently available:


(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.

(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your policy information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of the benefit paid into the policy fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren, and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insurance Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or longer period if required by state law).


Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy (except in certain business contexts. You should consult a tax advisor if such an exception should apply). The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however. You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.


There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.


On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

     a.        the death benefit of the policy and of each eligible rider
     b.        the face amount
     c.        any policy funds
     d.        any outstanding loan

When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund.

You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.


(9) Automatic Benefit Increase Provision: The Automatic Benefit Increase (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, Civil Service allotment or list bill.


The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending Us a written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

We calculate each face amount increase under the ABI provision as follows:

     1.   The eligible face amount, multiplied by

     2.   The Consumer Price Index 5 months before the increase date, divided by

     3.   The Consumer Price Index 29 months before the increase date, minus

     4.   The eligible face amount from part (a).

The eligible face amount is the sum of portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.)


The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Monthly Deductions From Your Policy Fund" on page 51.)


ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your Base Policy Form for exact details.)

The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market investment division and the death benefit option must be elected as option 1. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market investment division.

Furthermore, We will not allow any of the following to occur:

     o         Increase in the specified amount of insurance
     o         Changes in the death benefit options
     o         Premium payments

The Extended Maturity Option election may have tax consequences. Consult Your tax advisor before taking this election.

SEPARATE ACCOUNT INVESTMENTCHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten of the thirty investment divisions of Our Separate Account.

The Funds


Each of the 37 portfolios available under the policy is a "series" of its investment company.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.


Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial, may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range from 0.10% to 0.25% of Midland National's investment in the funds.


Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective

--------------------------------------------------------- ---------------------------------------------------------------------
Fidelity's Variable Insurance Products Funds

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Money Market Portfolio                                Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities
--------------------------------------------------------- ---------------------------------------------------------------------
VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in
                                                          income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's Composite Index of 500 stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP MidCap Portfolio                                      Seeks long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Contrafund(R) Portfolio                               Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                          Poor's Composite Index of 500 Stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Balanced Portfolio                                    Seeks both income and growth of capital.  When the investment manager's outlook is  neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.

--------------------------------------------------------- ---------------------------------------------------------------------
VIP Growth Opportunities Portfolio                        Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century Variable Portfolios, Inc.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP International  Portfolio              Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective. The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks.
--------------------------------------------------------- ---------------------------------------------------------------------
MFS Variable Insurance Trust

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT Investors Trust Series                            Seeks mainly to provide reasonable long-term growth of capital and secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------
MFS VIT New Discovery Series                              Seeks capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett Series Fund, Inc.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett VC Growth and Income Portfolio                Seeks long-term growth of capital and income without excessive fluctuation in market value.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett VC Mid-Cap Value Portfolio                    Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------
Lord Abbett VC International Portfolio                    Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Fund

--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the
                                                          Russell 2000 Growth Index or the S&P SmallCap 600 Index.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
--------------------------------------------------------- ---------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
--------------------------------------------------------- ---------------------------------------------------------------------
Van Eck Worldwide Insurance Trust

--------------------------------------------------------- ---------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.
--------------------------------------------------------- ---------------------------------------------------------------------
INVESCO Variable Investment Funds Inc.

--------------------------------------------------------- ---------------------------------------------------------------------
INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.

--------------------------------------------------------- ---------------------------------------------------------------------
INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies develop, produce, or distribute products or services related to health care.

--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO Variable Insurance Trust


-------------------------------------------------------------------------------------------------------------------------------

PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT High Yield Portfolio                            Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------

PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------


Fidelity Management & Research Company manages the VIP portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett & Co. LLC, manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Investment Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.


The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the fund prospectuses for details.

USING YOUR POLICY FUND

The Policy Fund


Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 50. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
50. The balance of the premium is Your beginning policy fund.


Your policy fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your policy fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).


     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.25% after the 10th policy year. (This reduction is not guaranteed). (See "Mortality and Expense Risks" on page 50.)


     o We may also subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions

The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of free transfers of policy fund in each policy year. But We reserve the right to assess a $25 charge after the 12th transfer in a policy year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 53. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

     2.   $25,000 (We reserve the right to decrease this to $1,000)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.


Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request at Our Executive Office. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.


Market Timing and Excessive Trading Limits

The policies are first and foremost life insurance policies. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other policy owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other policy owners or if any underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular policy owners who, in Our view, have abused or appear likely to abuse the transfer privilege.


We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners. You will be notified in writing if Your transfer request has been refused or restricted


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is a sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

     a.     the DCA source account from which DCA transfers will be made,
     b. that any money received with the form is to be placed into the DCA source account,
     c. the total monthly amount to be transferred to the other investment divisions, and
     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year.

We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing


The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have Midland National automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in the VIP Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "balance" the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.

Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. Portfolio Rebalancing will remain in effect until We receive Your written termination request. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option.

Midland National does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in a policy year.


Policy Loans


You may borrow up to 92% of the net cash surrender value (the policy fund less the surrender charge and less any outstanding policy loans) using only your policy as security. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 54.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 53. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.


Policy Loan Interest Charged: After the 10th policy year, We guarantee that We will offer zero cost loans which will be available for the portion of the loan that is from earnings (the earnings are equal to the policy fund less the premiums paid). The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on preferred loans). A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 54.


Currently, the annual interest rate We charge on standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year. Interest is due on each policy anniversary. If You do not pay interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.


The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan. A policy loan will reduce the policy's ultimate death benefit and cash value.


Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the cash surrender value, less policy debt, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no surrender charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

     o    be at least $200,

     o total no more than 50% of the net cash surrender value in any policy year,

     o allow the death benefit to remain above the minimum for which We would issue the policy at that time,

     o allow the policy to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 53.


Withdrawal requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request.


Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 53.


In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new policy information page to reflect this change. Both the withdrawal and any reductions will be effective as of the new date We receive Your request at Our Executive Office.


Depending on individual circumstances, a policy loan might be better than a partial withdrawal if You need temporary cash. A partial withdrawal may have tax consequences. See "TAX EFFECTS" on page 54.


Surrendering Your Policy


You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early contract years. During the first 10 policy years, the cash surrender value is the policy fund minus the surrender charge. After 10 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date.

Surrendering Your policy may have tax consequences. See "TAX EFFECTS" on page
54.


THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any policy loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5 %. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Policy Fund" on page 44.


The General Account may not be available in all states, Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund.

Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of the premium.


Premium Charge. We deduct a 5.0% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This elimination is not guaranteed). This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. The percentage We estimate to be paid for premium taxes is an average of what We anticipate owing, and therefore, may exceed that actual rate imposed by Your state. Our selling and distribution costs include commissions and costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years. See "Surrender Charge" on page 53.)


Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to Variable Executive Universal Life 2. We currently intend to reduce this charge to 0.25% after the 10th policy year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 44. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium charge and the surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Policy Fund

At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund.

Expense Charge: This charge is $6.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items.

Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.


Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the policy month. The net amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk. We may profit from this charge.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of net amount at risk for a male, preferred, non-smoker, standard risk at various ages.


              Illustrative Table of Monthly Cost of Insurance Rates


                   (Rounded) per $1,000 of Net Amount at Risk


  Male                      Guaranteed                          Current
Attained                      Maximum                   ( Preferred Non-Smoker)
   Age                         Rate                              Rate
    5                          $.07                              $.05
   15                           .11                               .10
   25                           .13                               .07
   35                           .14                               .07
   45                           .29                               .14
   55                           .69                               .29
   65                          1.87                               .68


For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 policy and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $16.43. This example assumes the current monthly expense charge of $6.00 and the current cost of insurance charge of $10.43. The $10.43 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.07) times the amount at risk ($150,000 face amount less the initial policy fund of $944 which is $1,000 of premium less $50 for the premium charge less the $6.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depend on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

If Variable Executive Universal Life 2 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United State Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 36 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.


Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

     o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a policy year.

     o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole numbers (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge

The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the first 10 policy years. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender or lapse in their early years. (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent charge because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The cash surrender value is the policy fund minus the surrender charge. The surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only provided to give You an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

Table of First Year Surrender Charges
Per $1,000 of Face Amount

                                                                               Surrender Charge Per $1,000
              Issue Age           Sex                    Class                        of Face Amount
              ---------           ---                    -----                        --------------
                  35              Male                 Non-Smoker                         $19.00
                  35              Male                   Smoker                           $23.00

                  55             Female                Non-Smoker                         $32.50
                  55             Female                  Smoker                           $37.00

                  65              Male           Preferred Non- Smoker                    $50.00
                  65             Female                  Smoker                           $52.50


A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

the initial face amount set equal to the face amount increase the insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and the premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

     a.    face amount of $100,000
     b. a policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45).
     c.    a premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c ) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

                                   TAX EFFECTS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STAUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a policy issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, We may take appropriate steps to bring the policy into compliance with such requirements and We reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the portfolios supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While We believe that the policies do not give policy owners investment control over assets of the portfolios, We reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the assets supporting the policy.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the variable account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General

We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "modified endowment contract."

Modified Endowment Contracts


Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the policy to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts

Policies classified as modified endowment contracts are subject to the following tax rules:

     o All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     o Loans taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     o A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th policy year are less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy

Your investment in the policy is generally Your aggregate premiums. When a distribution is taken from the policy, Your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans

In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, You should consult a tax advisor as to the tax consequences.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Policies

All modified endowment contracts that are issued by Us (or Our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.

Continuation of Policy Beyond Age 100

The tax consequences of continuing the policy beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the policy in force beyond the insured's 100th year.

Business Uses of Policy

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

Split-Dollar Arrangements

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations


The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the policy.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

YOUR RIGHT TO EXAMINE THIS POLICY


For a limited period of time, as specified in Your policy,You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:


     o    10 days after You receive Your policy;

     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right); or

     o    45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. The policy fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the policy application.

Insurance coverage ends when You send Your request.

YOUR POLICY CAN LAPSE

Your Variable Executive Universal Life 2 insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the minimum premium period, coverage continues if Your paid premiums (less loans and withdrawals) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

POLICY PERIODS AND ANNIVERSARIES


We measure policy years, policy months, and policy anniversaries from the policy date shown on Your policy information page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "LIMITS ON YOUR RIGHT TO CHALLENGE THE POLICY" on page 62.


MATURITY DATE

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid. If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state.


In order to extend the maturity date, all of the following conditions must be satisfied:

     o    The policy cannot be in the grace period;

     o All of the policy fund must be transferred to either the General Account or the Money Market investment division; and

     o The death benefit option must be elected as option 1. (See the Extended Maturity Option section on page 37 for further details about this option).

If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.


YOU MAY REINSTATE YOUR POLICY

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

     o    complete an application for reinstatement,

     o provide satisfactory evidence of insurability for the person who is to be insured,

     o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

     o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

WE OWN THE ASSETS OF OUR SEPARATE ACCOUNT

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

CHANGING THE SEPARATE ACCOUNT

We have the right to modify how We operate Our Separate Account. We have the right to:

     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to Variable Executive Universal Life 2 from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account;

     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;


     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

LIMITS ON YOUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

     o We cannot challenge the policy after it has been in effect, during the insured's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of policy debt minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

YOUR PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.

You have the following payment options:

     1. Deposit Option: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2.   Installment Options: There are two ways that We pay installments:

          a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b. Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

          1.   at least 5 years (called "5 Years Certain");

          2.   at least 10 years (called "10 Years Certain");

          3.   at least 15 years (called "15 Years Certain");

          4.   at least 20 years (called "20 Years Certain") or

          5. payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.


You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "YOUR BENEFICIARY" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


YOUR BENEFICIARY

You name Your beneficiary in Your policy application. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the insured person's estate.

ASSINGING YOUR POLICY

You may assign Your rights to this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

WHEN WE PAY PROCEEDS FORM THIS POLICY

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

     1.   We may delay payment for one or more of the following reasons:

     2.   We contest the policy.

     3. We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

The SEC, by order, permits Us to delay payment to protect Our policy owners. We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your policy fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a policy fund were frozen, the policy fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your policy to government agencies or departments.

YOUR VOTING RIGHTS AS AN OWNER


We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:


     o       to elect the funds' Boards of Directors,
     o       to ratify the selection of independent auditors for the funds, and
     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, the We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

DISTRIBUTION OF THE POLICIES

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company. Sammons Securities Company, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life. The mailing address for Sammons Securities Company is:

                         Sammons Securities Company, LLC

                                 4261 Park Road

                               Ann Arbor, MI 48103

During the first policy year, We will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th policy year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.

We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production or promotional literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

     o         the premium load;
     o         the surrender charge;
     o         the mortality and expense charge;
     o         the cost of insurance charge;
     o         revenues, if any, received from the funds or their managers; and
     o investment earnings on amounts allocated under policies to the General Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account.

We incur various sales and promotional expenses in selling Variable Executive Universal Life 2. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing policy forms and prospectuses, and entering information in Our records.

We pay commissions for substandard risk and rider premiums based on Our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

LEGAL PROCEEDINGS

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   DEFINITIONS

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her birthday which immediately precedes the policy date.

Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.

Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured person dies.

Business Day means any day the New York Stock Exchange is open for trading.

Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.

Death Benefit means the amount payable under Your policy when the insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.


Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your policy. The address is:


                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

Funds means the investment companies, commonly called mutual funds, that are available for investment by Separate Account A on the policy date or as later changed by Us.

In Force means the insured person's life remains insured under the terms of the policy.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of a fund.

Minimum Premium Period: This is the period of time beginning on the policy date and ending five years from the policy date.


Modified Endowment Contract is a policy where premiums are paid more rapidly than the rate defined by a 7-pay test.


Monthly Anniversary means the day of each month that has the same numerical date as the policy date.

Net Cash Surrender Value means the cash surrender value less any outstanding policy loan.

Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.

Policy Anniversary: The same month and day of the policy date in each year following the policy date.

Policy Date means the date from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest that has accrued but has not been paid as of that date.

Policy Fund means the total amount of monies in Our Separate Account A Attributable to Your in force policy plus any monies in Our General Account for Your policy.

Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.

Surrender Charge means a charge made only upon surrender of the policy.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including additional information about distribution expenses and compensation. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative. The SAI will also be available on Our internet site at www.mnlife.com.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other policy inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

SEC File No.   811-05271


________________________________________________________________________________

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                       VARIABLE EXECUTIVE UNIVERSAL LIFE 2

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY

             (through the Midland National Life Separate Account A)

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Executive Universal Life 2 Insurance Policy ("policy") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2003, by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Terms used in the current prospectus for the policy are incorporated in this statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS

                   AND SHOULD BE READ ONLY IN CONJUNCTION WITH

                         THE PROSPECTUS FOR THIS POLICY.

                                Dated May 1, 2003

                                TABLE OF CONTENTS

The Policy....................................................................3

   POLICYOWNER................................................................3
   DEATH BENEFIT..............................................................3
   PAYMENT OPTIONS............................................................4
   PREMIUM LIMITATIONS........................................................4

ABOUT US......................................................................5

   MIDLAND NATIONAL LIFE INSURANCE COMPANY....................................5
   OUR SEPARATE ACCOUNT A.....................................................5
   OUR REPORTS TO POLICYOWNERS................................................5
   DIVIDENDS..................................................................6
   DISTRIBUTION OF THE POLICIES...............................................6
   REGULATION.................................................................7
   DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.........................7
   LEGAL MATTERS..............................................................7
   FINANCIAL MATTERS..........................................................7
   ADDITIONAL INFORMATION.....................................................7

PERFORMANCE...................................................................8

   HISTORICAL ANNUALIZED RETURNS..............................................8
   HISTORICAL CUMULATIVE RETURNS..............................................9

ILLUSTRATIONS................................................................10

FINANCIAL STATEMENTS.........................................................10

                                   THE POLICY

The entire contract is made up of the policy, including any supplemental benefit, schedules, the signed written application for the policy, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the policy unless it is contained in a written application that is made part of the policy by attachment or insertion.

POLICYOWNER

The policyowner is the insured unless another individual has been named in the application. As policyowner, You are entitled to exercise all rights under Your policy while the insured is alive. Without any beneficiary consent You can:

1.       Transfer ownership of Your policy by absolute assignment;
2.       Designate, change or revoke a contingent owner; or
3.       Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

1.       Change the irrevocable beneficiary during the insured's lifetime;
2. Receive any benefit, exercise any right, and use any privilege granted by Your policy allowed by Us; or
3.       Agree with Us to any change or amendment of Your policy.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

DEATH BENEFIT

We pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                             Table of Death Benefits
                              Based on Policy Fund

 If the Insured       The Death Benefit Will Be At     If the Insured     The Death Benefit Will Be At Least
  Person's Age       Least Equal To This Percent Of     Person's Age         Equal To This Percent Of The
     Is This                The Policy Fund                Is This                   Policy Fund
      0-40                        250%                       60                          130%
       41                         243%                       61                          128%
       42                         236%                       62                          126%
       43                         229%                       63                          124%
       44                         222%                       64                          122%
       45                         215%                       65                          120%
       46                         209%                       66                          119%
       47                         203%                       67                          118%
       48                         197%                       68                          117%
       49                         191%                       69                          116%
       50                         185%                       70                          115%
       51                         178%                       71                          113%
       52                         171%                       72                          111%
       53                         164%                       73                          109%
       54                         157%                       74                          107%
       55                         150%                      75-90                        105%
       56                         146%                       91                          104%
       57                         142%                       92                          103%
       58                         138%                       93                          102%
       59                         134%                       94                          101%
                                                            95-99                        100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the policy fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $100,000 and a policy fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $200,000, the death benefit would increase by $1.50 (at that age).

PAYMENT OPTIONS

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

PREMIUM LIMITATIONS

Federal law limits the premiums that can be paid if this policy is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a policy change is executed that causes this policy to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this policy in force.

                                    ABOUT US

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. Midland National Life Insurance Company was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name Midland National Life Insurance Company was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

OUR SEPARATE ACCOUNT A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the policy.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

OUR REPORTS TO POLICYOWNERS

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth policy months that show:

     o    the current death benefit for Your policy,

     o    Your policy fund,

     o    information about investment divisions,

     o    the cash surrender value of Your policy,

     o    the amount of Your outstanding policy loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered.

We will send You semi-annual reports with financial information on the funds.

DIVIDENDS

We do not pay any dividends on these policies.

DISTRIBUTION OF THE POLICIES

Sammons Securities Company, LLC is responsible for distributing the policies pursuant to a distribution agreement with Us. Sammons Securities Company serves as principal underwriter for the policies. Sammons Securities Company is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, which is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the policies to the public on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, as well as other incentives or payments, are not charged directly to the policy owners or the Separate Account.

Sammons Securities Company may offer the policies through its sales representatives. Sammons Securities Company also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services. Sammons Securities Company may pay additional compensation to broker-dealers based on the level of policy sales or premium payments.

Sammons Securities Company received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

--------------------- -------------------------------------------- ---------------------------------------------------
                                                                   Aggregate Amount of Commissions Retained by

                      Aggregate Amount of Commissions Paid to      Sammons Securities Company After Payments to its
Fiscal year           Sammons Securities Company*                  Registered Persons and Other Broker-Dealers
--------------------- -------------------------------------------- ---------------------------------------------------
2002                  $ 11,064,683                                 $0
--------------------- -------------------------------------------- ---------------------------------------------------
* Includes sales compensation paid to registered persons of Sammons Securities
Company.

Prior to 2002, these policies were offered through Walnut Street Securities.
Walnut Street Securities received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

--------------------- -------------------------------------------- ---------------------------------------------------
Fiscal year           Aggregate Amount of Commissions Paid to      Aggregate Amount of Commissions Retained by
                                                                   Walnut Street Securities After Payments to its
                      Walnut Street Securities*                    Registered Persons and Other Broker-Dealers
--------------------- -------------------------------------------- ---------------------------------------------------
2000                  $12,326,061                                  $0
--------------------- -------------------------------------------- ---------------------------------------------------
2001                  $12,806,659                                  $0
--------------------- -------------------------------------------- ---------------------------------------------------
* Includes sales compensation paid to registered persons of Walnut Street Securities


Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the policies.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National Life Insurance Company is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life Insurance Company will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided certain legal advice relating to certain matters under the federal securities laws. We are not currently involved in any material legal proceedings.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this SAI with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in the prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   PERFORMANCE

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National Life Insurance Company may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns

As of December 31, 2002.

Investment Division                                    Date of       1-Year      5-Year   Life of
                                                      Inception                             Fund

----------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                       01/09/1989     -33.63%     -0.97%    11.03%
----------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/1995     -34.54%     2.31%     12.52%
----------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                05/03/1993     -30.21%     3.36%     11.51%
----------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio         09/21/1988     -26.92%     -9.75%    7.43%
----------------------------------------------------------------------------------------------------
American Century  VP Value                            05/01/1996     -13.43%     2.94%     7.41%
----------------------------------------------------------------------------------------------------
American Century VP Balanced                          05/01/1991     -10.39%     0.66%     5.91%
----------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation              11/20/1987     -21.94%     -1.02%    5.14%
----------------------------------------------------------------------------------------------------
American Century VP Income & Growth                   10/30/1997     -20.12%     -1.14%    0.29%
----------------------------------------------------------------------------------------------------
American Century VP International                     05/01/1994     -21.12%     -2.69%    2.32%
----------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                             12/28/1998     -10.66%      N/A      14.61%
----------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                09/21/1999     -15.69%      N/A      0.91%
----------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                   05/22/1997     -25.16%     4.28%     5.54%
----------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                           12/11/1989     -18.80%     2.18%     10.21%
----------------------------------------------------------------------------------------------------
Lord Abbett International                             09/15/1999     -18.47%      N/A     -15.84%
----------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                             09/15/1999     -10.62%      N/A      11.25%
----------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                        07/24/1995     -34.39%     -4.32%    3.71%
----------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                        10/09/1995     -21.70%     -3.74%    4.70%
----------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                          05/01/1998     -32.28%      N/A      1.65%
----------------------------------------------------------------------------------------------------
MFS VIT Research Series                               07/26/1995     -25.25%     -3.74%    3.74%
----------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                    09/01/1989     -3.73%      -5.02%    1.74%
----------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                   01/03/1995     -16.31%     -2.39%    5.99%
----------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                          09/06/1989     -9.57%      0.53%     7.37%
----------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                01/03/1995     -9.56%      0.20%     5.23%
----------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                              01/03/1995     -10.19%     2.76%     11.24%
----------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                           10/09/1986     -17.72%     -0.61%    9.03%
----------------------------------------------------------------------------------------------------
VIP Growth & Income                                   12/31/1996     -17.39%     -0.18%    3.98%
----------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    01/03/1995     -22.58%     -7.20%    3.95%
----------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  10/09/1986     -30.77%     -1.27%    9.39%
----------------------------------------------------------------------------------------------------
VIP High Income Portfolio                             09/19/1985      2.50%      -6.90%    5.78%
----------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                               08/27/1992     -22.98%     -1.75%    8.36%
----------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                   12/05/1988      9.34%      6.49%     7.01%
----------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                            04/01/1982      0.76%      3.60%     5.35%
----------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                01/28/1987     -21.03%     -4.83%    3.28%







Historical Cumulative Returns

As of December 31, 2002.

Investment Division                                    Date of       1-Year       5-Year      Life of
                                                      Inception                                 Fund

---------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                       01/09/1989     -33.63%      -4.76%      331.93%
---------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/1995     -34.54%      12.10%      155.04%
---------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                05/03/1993     -30.21%      17.97%      186.72%
---------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio         09/21/1988     -26.92%      -40.13%     178.37%
---------------------------------------------------------------------------------------------------------
American Century  VP Value                            05/01/1996     -13.43%      15.59%       61.10%
---------------------------------------------------------------------------------------------------------
American Century VP Balanced                          05/01/1991     -10.39%       3.34%       95.52%
---------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation              11/20/1987     -21.94%      -5.00%      113.40%
---------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                   10/30/1997     -20.12%      -5.57%       1.51%
---------------------------------------------------------------------------------------------------------
American Century VP International                     05/01/1994     -21.12%      -12.75%      22.01%
---------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                             12/28/1998     -10.66%        N/A        72.80%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                09/21/1999     -15.69%        N/A        3.02%
---------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                   05/22/1997     -25.16%      23.31%       35.35%
---------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                           12/11/1989     -18.80%      11.39%      256.07%
---------------------------------------------------------------------------------------------------------
Lord Abbett International                             09/15/1999     -18.47%        N/A       -43.36%
---------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                             09/15/1999     -10.62%        N/A        42.10%
---------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                        07/24/1995     -34.39%      -19.81%      31.15%
---------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                        10/09/1995     -21.70%      -17.35%      39.40%
---------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                          05/01/1998     -32.28%        N/A        7.94%
---------------------------------------------------------------------------------------------------------
MFS VIT Research Series                               07/26/1995     -25.25%      -17.35%      31.41%
---------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                    09/01/1989     -3.73%       -22.70%      25.87%
---------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                   01/03/1995     -16.31%      -11.39%      59.24%
---------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                          09/06/1989     -9.57%        2.68%      157.96%
---------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                01/03/1995     -9.56%        1.00%       50.33%
---------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                              01/03/1995     -10.19%      14.58%      134.40%
---------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                           10/09/1986     -17.72%      -3.01%      307.09%
---------------------------------------------------------------------------------------------------------
VIP Growth & Income                                   12/31/1996     -17.39%      -0.90%       26.40%
---------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    01/03/1995     -22.58%      -31.18%      36.32%
---------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  10/09/1986     -30.77%      -6.19%      329.47%
---------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                             09/19/1985      2.50%       -30.06%     164.25%
---------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                               08/27/1992     -22.98%      -8.45%      129.57%
---------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                   12/05/1988      9.34%       36.94%      159.58%
---------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                            04/01/1982      0.76%       19.34%      195.12%
---------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                01/28/1987     -21.03%      -21.93%      67.24%



                                  ILLUSTRATIONS

Midland National Life Insurance Company may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.
________________________________________________________________________________

                        VARIABLE EXECUTIVE UNIVERSAL LIFE

                                   Issued By:

                     Midland National Life Insurance Company

           One Midland Plaza o Sioux Falls, SD 57193 o (605) 335-5700

              through the Midland National Life Separate Account A

Variable Executive Universal Life provides a life insurance contract issued by Midland National Life Insurance Company. Variable Executive Universal Life:

     o provides insurance coverage with flexibility in death benefits and premiums;

     o pays a death benefit if the insured person dies while the contract is still in force;

     o can provide substantial contract fund build-up on a tax-deferred basis. However, there is no guaranteed contract fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

     o lets You borrow against Your contract, withdraw part of the net cash surrender value, or completely surrender Your contract. There may be tax consequences to these transactions. Loans and withdrawals affect the contract fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have more adverse tax consequences.

You have a limited right to examine Your contract and return it to Us for a refund.

You may allocate Your contract fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. The mutual fund portfolios are part of the following series funds or trusts listed on the following page.

     1.        Fidelity's Variable Insurance Products Fund Initial Class,
     2.        American Century Variable Portfolios, Inc.,
     3.        MFS(R)Variable Insurance Trust,
     4.        Lord Abbett Series Fund, Inc.,
     5.        Alger American Fund,
     6.        Van Eck Worldwide Insurance Trust,


     7.        INVESCO Variable Investment Funds, Inc. and
     8.        PIMCO Variable Insurance Trust

You can choose among the thirty-seven investment divisions listed on the following page.


Your contract fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. You could lose the amount You invest and lose Your insurance coverage due to poor investment performance. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2003

                     SEPARATE ACCOUNT INVESTMENT PORTFOLIOS


VIP Money Market Portfolio                                      MFS VIT Emerging Growth Series
VIP High Income Portfolio                                       MFS VIT Research Series
VIP Equity-Income Portfolio                                     MFS VIT Investors Trust Series
VIP Growth Portfolio                                            MFS VIT New Discovery Series
VIP Overseas Portfolio                                          Lord Abbett Series Fund, Inc. Growth & Income Portfolio
VIP MidCap Portfolio                                            Lord Abbett Series Fund, Inc. Mid-Cap Value Portfolio
VIP Asset Manager Portfolio                                     Lord Abbett Series Fund, Inc. International Portfolio
VIP Investment Grade Bond Portfolio                             Alger American Small Capitalization Portfolio
VIP Contrafund(R)Portfolio                                       Alger American Mid-Cap Growth Portfolio
VIP Asset Manager: Growth Portfolio                             Alger American Growth Portfolio
VIP Index 500 Portfolio                                         Alger American Leveraged AllCap Portfolio
VIP Growth & Income Portfolio                                   Van Eck Worldwide Hard Assets Fund
VIP Balanced Portfolio                                          LEVCO Equity Value Fund- no longer available.  See
                                                                Note 1 below.

VIP Growth Opportunities Portfolio                              INVESCO VIF-Financial Services Fund
American Century VP Capital Appreciation Portfolio              INVESCO VIF-Health Sciences Fund
American Century VP Value Portfolio                             PIMCO VIT Total Return Portfolio
American Century VP Balanced Portfolio                          PIMCO VIT Low Duration Portfolio
American Century VP International Portfolio                     PIMCO VIT High Yield Portfolio
American Century VP Income & Growth Portfolio                   PIMCO VIT Real Return Portfolio

Note 1 -- Effective May 1, 2003, LEVCO Equity Value Fund was closed to new premium and fund transfers.

Effective September 1, 2003, LEVCO Equity Value Fund will be liquidated. This decision was made due to the high expenses and low performance associated with this fund. Contract owners with values allocated to the LEVCO Equity Value Fund may transfer their values to another option available under their contract at any time before September 1st, 2003. There is no transfer charge for this transfer and We will not count the transfer toward any limit on the number of free transfers You may make each year. All contract owners with values allocated to the LEVCO Equity Value Fund have received more detailed information regarding available investment options and transfer procedures. If We do not receive a transfer request from You, by the Liquidation Date, We will transfer any values allocated to LEVCO Equity Value Fund to the Fidelity VIP Money Market investment portfolio. There is no transfer charge for this automatic transfer, and it will not count toward any limit on the number of free transfers You may make each year.


This prospectus generally describes only the variable portion of the contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                TABLE OF CONTENTS


CONTRACT BENEFITS / RISKS SUMMARY.....................................................................................10
      CONTRACT BENEFITS...............................................................................................10
            Death Benefits............................................................................................10
            Flexible Premium Payments.................................................................................10
            Minimum Premium...........................................................................................11
            Benefits of the Contract Fund.............................................................................11
            Tax Benefits..............................................................................................11
            Additional Benefits.......................................................................................11
            Your Right to Examine This Contract.......................................................................12
      CONTRACT RISKS..................................................................................................12
            Investment Risk...........................................................................................12
            Surrender Charge Risk.....................................................................................12
            Risk of Lapse.............................................................................................12
            Tax Risks.................................................................................................13
            Portfolio Risks...........................................................................................13
FEE TABLE.............................................................................................................14
SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE..........................................................................18
      Death Benefit Options...........................................................................................18
      Flexible Premium Payments.......................................................................................19
      Investment Choices..............................................................................................19
      Your Contract Fund..............................................................................................20
            Transfers.................................................................................................21
            Contract Loans............................................................................................21
            Withdrawing Money.........................................................................................21
            Surrendering Your Contract................................................................................21
      Deductions and Charges..........................................................................................21
            Deductions From Your Premiums.............................................................................21
            Deductions From Your Contract Fund........................................................................22
            Surrender Charge..........................................................................................22
      Additional Information About The Contracts......................................................................23
            Your Contract Can Lapse...................................................................................23
            Correspondence and Inquiries..............................................................................23
            State Variations..........................................................................................23
            Tax-Free "Section 1035" Exchanges.........................................................................23
DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE..........................................................24
      Insurance Features..............................................................................................24
            How the Contracts Differ From Whole Life Insurance........................................................24
            Application for Insurance.................................................................................24
            Death Benefit.............................................................................................25
            Notice and Proof of Death.................................................................................25
            Payment of Death Benefits.................................................................................26
            Maturity Benefit..........................................................................................26
            Changes In Variable Executive Universal Life..............................................................26
            Changing The Face Amount of Insurance.....................................................................26
            Changing Your Death Benefit Option........................................................................27
            When Contract Changes Go Into Effect......................................................................27
            Flexible Premium Payments.................................................................................28
            Allocation of Premiums....................................................................................29
            Additional Benefits.......................................................................................29
      Separate Account Investment Choices.............................................................................32
            Our Separate Account And Its Investment Divisions.........................................................32
            The Funds.................................................................................................32
            Investment Policies Of The Portfolios.....................................................................33
            Charges In The Funds......................................................................................37
      Using Your Contract Fund........................................................................................37
            The Contract Fund.........................................................................................37
            Amounts In Our Separate Account...........................................................................38
            How We Determine The Accumulation Unit Value..............................................................38
            Contract Fund Transactions................................................................................38
            Transfers Of Contract Fund................................................................................39
            Market Timing and Excessive Trading Limits................................................................39
            Dollar Cost Averaging.....................................................................................39
            Contract Loans............................................................................................40
            Withdrawing Money From Your Contract Fund.................................................................42
            Surrendering Your Contract................................................................................42
      The General Account.............................................................................................43
      Deductions and Charges..........................................................................................44
            Deductions From Your Premiums.............................................................................44
            Charges Against The Separate Account......................................................................44
            Monthly Deductions From Your Contract Fund................................................................45
            Transaction Charges.......................................................................................46
            How Contract Fund Charges Are Allocated...................................................................47
            Surrender Charge..........................................................................................47
TAX EFFECTS...........................................................................................................48
      Introduction....................................................................................................49
      Tax Status of the Contract......................................................................................49
      Tax Treatment of Contract Benefits..............................................................................49
            In General................................................................................................49
            Modified Endowment Contracts..............................................................................50
            Distributions Other Than Death Benefits from Modified Endowment Contracts.................................50
            Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts..........51
            Investment in the Contract................................................................................51
            Contract Loans............................................................................................51
            Withholding...............................................................................................51
            Multiple Contracts........................................................................................51
            Continuation of Contract Beyond Age 100...................................................................52
            Business Uses of Contract.................................................................................52
            Split-Dollar Arrangements.................................................................................52
            Tax Shelter Regulations...................................................................................52
            Alternative Minimum Tax...................................................................................52
            Other Tax Considerations..................................................................................52
            Possible Tax Law Changes..................................................................................53
            Our Income Taxes..........................................................................................53
      ADDITIONAL INFORMATION ABOUT THE CONTRACTS......................................................................53
      Your Right To Examine This Contract.............................................................................53
      Your Contract Can Lapse.........................................................................................54
      You May Reinstate Your Contract.................................................................................54
      Contract Periods And Anniversaries..............................................................................54
      Maturity Date...................................................................................................55
      We Own The Assets Of Our Separate Account.......................................................................55
      Changing the Separate Account...................................................................................55
      Limits On Our Right To Challenge The Contract...................................................................56
      Your Payment Options............................................................................................56
            Lump Sum Payments.........................................................................................56
            Optional Payment Methods..................................................................................57
      Your Beneficiary................................................................................................58
      Assigning Your Contract.........................................................................................58
      When We Pay Proceeds From This Contract.........................................................................58
      Your Voting Rights As An Owner..................................................................................59
      Distribution of the Contracts...................................................................................60
      Legal Proceedings...............................................................................................61
      Financial Statements............................................................................................61
Definitions...........................................................................................................62


                        CONTRACT BENEFITS / RISKS SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance contract.

The detailed information appearing later in this prospectus further explains the following summary. This Contract Benefits/Risk Summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

CONTRACT BENEFITS

Death Benefits


Variable Executive Universal Life provides life insurance on the insured person. If the contract is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:


     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance contract. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 25.


We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within certain limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial minimum premium at issue, which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under Midland National's current company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. See "Flexible Premium Payments" on page 28.

Minimum Premium

During the minimum premium period, Your contract will remain in force as long as You meet the applicable minimum premium requirements.


Benefits of the Contract Fund


     o Withdrawing Money from Your Contract Fund. You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. See "Withdrawing Money From Your Contract Fund" on page 42. There may be tax consequences.

     o Surrendering Your Contract. You can surrender Your contract for cash and then We will pay You the net cash surrender value (Your contract fund minus any surrender charge minus any outstanding loan). See "Surrendering Your Contract" on page 42. There may be tax consequences.

     o Contract Loans. You may borrow up to 92% of Your cash surrender value (the contract fund less the surrender charge) minus any contract debt. Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. See "Contract Loans" on page 40. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 48.

     o Transfers of Contract Fund. You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 39.

     o Dollar Cost Averaging ("DCA"). The DCA program enables You to make scheduled monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. The minimum monthly amount to be transferred using DCA is $200. See "Dollar Cost Averaging" on page 39.


Tax Benefits

We intend for the contract to satisfy the definition of life insurance under the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of its recipient. Similarly, You should not be deemed to be in constructive receipt of the contract value (the contract fund), and therefore should not be taxed on increases in the contract fund until You take out a loan or withdrawal, surrender the contract, or We pay the maturity benefit. In addition, transfers of the contract fund are not taxable transactions.

Additional Benefits

Your contract may have one or more supplemental benefits that are options or attached by rider to the contract. Each benefit is subject to its own requirements as to eligibility and additional cost. The additional benefits that may be available to You are:

o    Disability Waiver Benefit         o    Additional Insured Rider
o    Monthly Disability Benefit        o    Guaranteed Insurability Rider
o    Accidental Death Benefit          o    Living Needs Rider
o    Children's Insurance Rider        o    Automatic Benefit Increase Provision
o    Family Life Insurance Rider


Some of these benefits may have tax consequences and there are usually extra charges for them. Please consult Your tax advisor before selecting or exercising an additional benefit.


Your Right to Examine This Contract


For a limited period of time, as specified in Your contract, You have a right to examine and cancel the contract. See "Your Right To Examine This Contract" on page 53.


CONTRACT RISKS

Investment Risk

Your contract fund in the investment divisions will increase or decrease based on investment performance of the underlying portfolios. You bear this risk. No one insures or guarantees any of the investments divisions. Separate prospectuses describe the investment objectives, policies, and risks of the portfolios. You should purchase the contract only if You have the financial ability to keep it In Force for a substantial period of time. You should not purchase the contract if You intend to surrender all or part of the contract value in the near future.

This contract is not suitable as a short-term investment.


Surrender Charge Risk

If You surrender Your contract for its net cash surrender value or let Your contract lapse during the surrender charge period, We will deduct a surrender charge. See "Surrender Charge" on page 47.


Risk of Lapse

Your contract can lapse if the net cash surrender value is not sufficient to pay the monthly charges.


     o Planned Premium. You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain in force. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains in force can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 28.

          Nevertheless, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirements and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 23.

     o Contract Loans. Your loan may affect whether Your contract remains in force. If Your loan lowers the value of Your contract fund to a point where the monthly deductions are greater than Your contract's net cash surrender value, then the contract's lapse provision may apply. Your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken. For more details see "Contract Loans" on page 51.


     o Withdrawing Money / Surrendering Your Contract. If You make a partial withdrawal or surrender the contract prior to the 12th contract year, We will deduct a surrender charge. It is possible that You will receive no net cash surrender value if You surrender Your contract in the first few contract years. The maximum partial withdrawal You can make in any contract year is 50% of the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply.

Tax Risks


In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under Federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements.


Depending on the total amount of premiums You pay, the contract may be treated as a modified endowment contract under federal tax laws. If a contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the contract will be taxable as ordinary income to the extent there are earnings in the contract. In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before You reach age 59 1/2. If the contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a contract that is not a modified endowment contract are subject to the 10% penalty tax.


See "TAX EFFECTS" on page 48. You should consult a qualified tax advisor for assistance in all contract-related tax matters.


Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

                                    FEE TABLE

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that You will pay at the time You buy the contract, surrender the contract, or transfer contract funds between investment divisions.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Transaction Fees

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                           Maximum Guaranteed              Current Charge
                                                                                 Charge

-----------------------------------------------------------------------------------------------------------------------------------
Premium Loads

-----------------------------------------------------------------------------------------------------------------------------------

Premium Tax Charge                     Upon receipt of a premium     No maximumi                   2.25% of each premium
                                       payment.                                                    payment in all contract years.

-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge                           Upon receipt of a premium     2.5% of each premium          2.5% of each premium
                                       payment.                      payment in all contract years.payment in all contract years.
-----------------------------------------------------------------------------------------------------------------------------------
Civil Service Allotment Service        Upon receipt of a premium     $0.46 from each premium       $0.46 from each premium
Charge                                 payment where Civil Service   payment.                      payment.
                                       Allotment is chosen.
-----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge ii                    At the time of surrender or   (a) 27.5% of each premium     (a) 27.5% of each premium
(Deferred Sales Charge)                lapse that occurs during the  payment in the first two      payment in the first two
                                       first 12 contract years.      contract years up to one      contract years up to one SEC

Minimum and Maximum                                                  SEC guideline annual          guideline annual premiumiii
                                                                     premiumiii (plus) (b) 6.5% of (plus) (b) 6.5% of all other
                                                                     all other premium             premium payments.ii
                                                                     payments.ii


-----------------------------------------------------------------------------------------------------------------------------------

Surrender Charge iv                    At the time of surrender or   $3.00 in the first 7 contract $3.00 in the first 7 contract
(Deferred Issue Charge)                lapse that occurs during the  years per $1,000 of face      years per $1,000 of face
                                       first 12 contract years.      amount declining in years 8   amount declining in years 8 to
Minimum and Maximum                                                  to 12 to zero thereafter.iv   12 to zero thereafter.iv

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    At the time of surrender or   $550.00 (deferred sales       $550.00 (deferred sales
40 in the nonsmoker premium class in   lapse that occurs during the  charge) plus $600.00          charge) plus $600.00
the first contract year with an annual first 12 contract years.      (deferred issue charge).      (deferred issue charge).
paid premium of $2,000 and a
$200,000 face amount.

-----------------------------------------------------------------------------------------------------------------------------------

Partial Withdrawal Charge              Upon partial withdrawal.      Lesser of $25 or 2% of        Lesser of $25 or 2% of the
                                                                     amount withdrawn on any       amount withdrawn on any
                                                                     withdrawal after the first    withdrawal after the first one
                                                                     one in any contract year.     in any contract year.

-----------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          Upon transfer of any money    $25 on each transfer after    $0 on all transfers.
                                       from the investment divisions the 12th transfer in any one
                                       or the General Account.       contract year.
-----------------------------------------------------------------------------------------------------------------------------------
Optional Rider Charges

-----------------------------------------------------------------------------------------------------------------------------------

Automatic Benefit Increase                     Not Applicable                     None                         Nonev

-----------------------------------------------------------------------------------------------------------------------------------

Living Needs Rider                     At the time a benefit is paid No maximum amount is                    $200.00vi
                                       out.                          guaranteed.

-----------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that You will pay periodically during the time that You own the contract, not including mutual fund portfolio fees and expenses.

-----------------------------------------------------------------------------------------------------------------------------------
                                           Periodic Fees Related to Owning the Contract

-----------------------------------------------------------------------------------------------------------------------------------
                Charge                    When Charge Is Deducted                           Amount Deducted

                                                                     --------------------------------------------------------------
                                                                        Maximum Guaranteed               Current Charge
                                                                              Charge

-----------------------------------------------------------------------------------------------------------------------------------

Cost of Insurance Chargevii            On the contract date and on   $0.06 up to $83.33 per   $0.05 up to $31.14  per $1,000 of
                                       every monthly anniversary.    $1,000 of net amount at  net amount at risk per month.
                                                                     riskviii per month.

Minimum and Maximum

-----------------------------------------------------------------------------------------------------------------------------------
Charges for a male insured issue age   On the contract date and on   $0.20 per $1,000 of net  $0.13 per $1,000 of net amount at
40 in the nonsmoker premium class in   every monthly anniversary.    amount at risk per       risk per month.
the first contract year.                                             month.
-----------------------------------------------------------------------------------------------------------------------------------
Expense Charge                         On the contract date and on   $6 per month in all      $6 per month in contract years 1
                                       every monthly anniversary.    contract years.          through 15.
-----------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk             On each day the contract      Annual rate of 0.90% of  Annual rate of 0.90% in contract
Charge                                 remains in force.             the contract Separate    years 1 - 10 and 0.50% thereafter.
                                                                     Account assets in all
                                                                     contract years.

-----------------------------------------------------------------------------------------------------------------------------------

Loan Interest Spread ix                On contract anniversary or    4.50% (annually) in contract  2.00% (annually) in contract
                                       earlier, as applicable x      years 1-10; In contract years years 1-10; In contract years
                                                                     thereafter, it is 0.00%       thereafter, it is 0.00%
                                                                     (annually) on loans of        (annually) on loans of
                                                                     earnings and 4.50% on         earnings and 2.00% on
                                                                     everything else. ix           everything elseix

-----------------------------------------------------------------------------------------------------------------------------------

Optional Rider Chargesxi


-----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit Rider         On rider contract date and    $0.03 up to $0.09 per    $0.03 up to $0.09 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of accidental death benefit
Minimum and Maximum                    thereafter.                   accidental death benefit selected.
                                                                     selected.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured attained     On rider contract date and    $0.08 per month per      $0.08 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of accidental     accidental death benefit.
class in the first contract year       thereafter.                   death benefit.
following the rider contract date
-----------------------------------------------------------------------------------------------------------------------------------
Additional Insured Rider               On rider contract date and    $0.06 up to $83.33 per   $0.05 up to $31.14 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of Additional Insured Rider
                                       thereafter.                   Additional Insured Rider death benefit.
Minimum and Maximum                                                  death benefit.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a female insured attained   On rider contract date and    $0.18 per month per      $0.12 per month per $1,000 of
age 40 in the nonsmoker premium        each monthly anniversary      $1,000 of Additional     Additional Insured Rider death
class in the first contract year       thereafter.                   Insured Rider death      benefit.
following the rider contract date.                                   benefit.
-----------------------------------------------------------------------------------------------------------------------------------

Children's Insurance Rider             On rider contract date and    $0.52 per month per      $0.52 per month per $1,000 of
                                       each monthly anniversary      $1,000 of Children's     Children's Insurance benefit.
                                       thereafter.                   Insurance benefit. xii

-----------------------------------------------------------------------------------------------------------------------------------

Family Insurance Rider                 On rider contract date and    $1.72 per month per      $1.72 per month per unit of Family
                                       each monthly anniversary      unit of Family Insurance Insurance Rider.
                                       thereafter.                   Rider. xiii


-----------------------------------------------------------------------------------------------------------------------------------
Flexible Disability Benefit Rider      On rider contract date and    $0.27 up to $0.80 per    $0.27 up to $0.80 per month per
                                       each monthly anniversary      month per $10 of         $10 of monthly benefit.
                                       thereafter until the contract monthly benefit.
Minimum and Maximum                    anniversary on which the
                                       insured reaches attained age
                                       60.

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider contract date and    $0.50 per month per      $0.50 per month per $10 of
40 in the nonsmoker premium class.     each monthly anniversary      $10 of monthly benefit.  monthly benefit.
                                       thereafter until the contract
                                       anniversary on which the
                                       insured reaches attained age
                                       60.
-----------------------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability Rider          On rider contract date and    $0.05 up to $0.17 per    $0.05 up to $0.17 per unit of
                                       each monthly anniversary      month per unit of        Guaranteed Insurability Rider
                                       thereafter.                   Guaranteed Insurability  elected.
Minimum and Maximum                                                  Rider elected.
-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider contract date and    $0.13 per month per      $0.13 per month per unit of
30 in the nonsmoker premium class      each monthly anniversary      unit of Guaranteed       Guaranteed Insurability Rider.
                                       thereafter.                   Insurability Rider.
-----------------------------------------------------------------------------------------------------------------------------------
Waiver of Charges Rider                On rider contract date and    $0.01 up to $0.12 per    $0.01 up to $0.12 per month per
                                       each monthly anniversary      month per $1,000 of      $1,000 of face amount.
                                       thereafter.                   face amount.
Minimum and Maximum

-----------------------------------------------------------------------------------------------------------------------------------
Charge for a male insured issue age    On rider contract date and    $0.02 per month per      $0.02 per month per $1,000 of
40 in the nonsmoker premium class in   each monthly anniversary      $1,000 of face amount.   face amount.
the first contract year                thereafter.
-----------------------------------------------------------------------------------------------------------------------------------

i We reserve the right to increase this charge if Our premium taxes increase.

ii These charges decrease gradually in contract years 8 through 12 to $0.00 for contract years 13 and thereafter. An increase in face amount results in an increase in the SEC guideline annual premium. All additions to the deferred sales charge for a face increase will be equal to 6.5% of paid premiums. There will be no deferred sales charge after contract year 12.

iii The guideline premium varies based upon the sex, issue age, and rating class of the insured person on the issue date. The surrender charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the surrender charge applicable to Your contract. For more detailed information concerning Your surrender charges, please contact Our Executive Office.

iv These charges decrease gradually beginning in contract year 8 to $0.00 in contract years 13 and thereafter.

v The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Additional Benefits" beginning on page 29).

vi Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.

vii The cost of insurance rate varies based upon the sex, attained age, and rating class of the insured person at the time of the charge. The cost of insurance charges shown in the table may not be representative of the charges that You will pay. Your contract's data page will indicate the cost of insurance charge applicable to Your contract. For more detailed information concerning Your cost of insurance charges, please contact Our Executive Office.

viii As of any monthly anniversary, the net amount at risk is the death benefit less the contract fund (after all deductions for that monthly anniversary, except the cost of insurance charge).

ix The Loan Interest Spread is the difference between the amount of interest We charge You for a loan (guaranteed not to exceed a maximum of 8.00% annually) and the amount of interest We credit to the amount in Your loan account (which is guaranteed not to be less 3.50% annually).

x While a contract loan is outstanding, loan interest is charged in arrears on each contract anniversary or, if earlier, on the date of loan repayment, contract lapse, surrender, contract termination, or the insured's death. The "earnings" are equal to the contract fund less the premiums paid.

xi Charges for these riders may vary based on the contract duration, insured's issue or attained age, sex, risk class, and benefit amount. Charges based on attained age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges You will pay. Your contract's specification page will indicate the rider charges applicable to Your contract, and more detailed information concerning these rider charges is available upon request from Our Executive Office.

xii Regardless of the number of children or their age, up to age 21.

xiii Regardless of the number of children or their age, up to age 21, or the age of the spouse. The next item shows the minimum and maximum total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


Total Annual Portfolio Operating Expenses:

------------------------------------------------------------------------- --------------------- ----- ---------------------

                                                                                Minimum                     Maximum

------------------------------------------------------------------------- --------------------- ----- ---------------------


Total Annual Portfolio Operating Expenses 1 (total of all expenses that are deducted from portfolio assets, including management fees,

distribution or service fees (12b-1 fees), and other expenses)                   0.28%           -           3.88%

------------------------------------------------------------------------- --------------------- ----- ---------------------


Net Annual Portfolio Operating Expenses After Contractual Waivers and
Reimbursements 2 (expenses that are deducted from portfolio assets, including management fees, 12b-1 fees and other expenses)

                                                                                 0.28%                       1.50%


------------------------------------------------------------------------- --------------------- ----- ---------------------

1 The portfolio expenses used to prepare this table were provided to Midland National Life by the funds or their fund managers. Midland National Life has not independently verified such information. The expenses reflect those incurred as of December 31, 2002. Current or future expenses may be greater or less than those shown.

2 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for the Lord Abbett International, the Lord Abbett Mid-Cap Value, the PIMCO Real Return, the PIMCO High Yield , the PIMCO Low Duration, and the PIMCO Total Return portfolios that require a portfolio's investment advisor to reimburse or waive certain portfolio expenses for the year 2003.

These fees and expenses are paid out of the assets of the portfolio companies. A comprehensive discussion of the risks, charges and expenses of each portfolio may be found in the portfolio company's prospectus. You can obtain a current copy of the portfolio companies' prospectuses by calling or writing to Us at:


                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

                  SUMMARY OF VARIABLE EXECUTIVE UNIVERSAL LIFE

Death Benefit Options

Variable Executive Universal Life provides life insurance on the insured person. If the contract is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

     o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance contract. This is sometimes called a "level" death benefit.

     o Option 2: death benefit equals the face amount plus the contract fund. This is sometimes called a "variable" death benefit.


The death benefit may be even greater in some circumstances. See "Death Benefit" on page 25.


We deduct any contract debt and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether Your contract lapses or remains in force can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, during the minimum premium period, You can keep Your contract in force by paying a certain amount of premiums.

The minimum face amount is generally $150,000.

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your contract, within limits.

Flexible Premium Payments


You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's minimum premium. The minimum premium is based on the contract's face amount and the insured person's age, sex and underwriting class. We are not required to accept a premium payment of less than $50.00; however under Midland National's current company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00.

You choose a planned periodic premium. But payment of the planned premiums may not ensure that Your contract will remain in force. Additional premiums may be required to keep Your contract from lapsing. You need not pay premiums according to the planned schedule. Whether Your contract lapses or remains in force can depend on the amount of Your contract fund (less any contract debt and surrender charge). The contract fund, in turn, depends on the investment performance of the investment divisions You select. (The contract fund also depends on the premiums You pay and the charges We deduct.) However, You can ensure that Your contract stays in force during the minimum premium period by paying premiums at least equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 28.


Investment Choices

You may allocate Your contract fund to up to ten of the following investment divisions:

1.        Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.        Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.        Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.        Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.        Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.        Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.        Fidelity's Variable Insurance Products Fund (VIP) Asset Manager Portfolio
8.        Fidelity's Variable Insurance Products Fund (VIP) Investment Grade Bond Portfolio
9.        Fidelity's Variable Insurance Products Fund (VIP) Contrafund(R)Portfolio
10.       Fidelity's Variable Insurance Products Fund (VIP) Asset Manager: Growth Portfolio
11.       Fidelity's Variable Insurance Products Fund (VIP) Index 500 Portfolio
12.       Fidelity's Variable Insurance Products Fund (VIP) Growth & Income Portfolio
13.       Fidelity's Variable Insurance Products Fund (VIP) Balanced Portfolio
14.       Fidelity's Variable Insurance Products Fund (VIP) Growth Opportunities Portfolio
15.       American Century VP Capital Appreciation Portfolio
16.       American Century VP Value Portfolio
17.       American Century VP Balanced Portfolio
18.       American Century VP International Portfolio
19.       American Century VP Income & Growth Portfolio
20.       MFS VIT Emerging Growth Series
21.       MFS VIT Research Series
22.       MFS VIT Investors Trust Series
23.       MFS VIT New Discovery Series
24.       Lord Abbett Growth and Income Portfolio
25.       Lord Abbett Mid-Cap Value Portfolio
26.       Lord Abbett International Portfolio
27.       Alger American Small Capitalization Portfolio
28.       Alger American MidCap Growth Portfolio
29.       Alger American Growth Portfolio
30.       Alger American Leveraged AllCap Portfolio
31.       Van Eck Worldwide Hard Assets Fund


32.       INVESCO VIF-Financial Services Fund
33.       INVESCO VIF-Health Sciences Fund
34.       PIMCO VIT High Yield Portfolio
35.       PIMCO VIT Low Duration Portfolio
36.       PIMCO VIT Real Return Portfolio
37.       PIMCO VIT Total Return Portfolio

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your contract fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "The General Account" on page43. For more information, see "The Funds" on page 32.


Your Contract Fund


Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page
44. The balance of the premium is Your beginning contract fund.

Your contract fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.

There is no guaranteed contract fund for amounts allocated to the investment divisions. See "The Contract Fund" on page 44.


Transfers


You may transfer Your contract fund among the investment divisions and between the General Account and the various investment divisions. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are additional limitations on transfers to and from the General Account. See "Transfers Of Contract Fund" on page 39. Transfer requests received at Our Executive Office before 3:00 pm Central Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect.


Contract Loans


You may borrow up to 92% of Your cash surrender value (the contract fund less the surrender charge). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annual adjusted rate. See "Contract Loans" on page 40. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a contract loan. See "TAX EFFECTS" on page 48.


Withdrawing Money


You may make a partial withdrawal from Your contract fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any contract year is 50% of the net cash surrender value. The net cash surrender value is the contract fund minus any surrender charge minus any contract debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a contract year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Contract Fund" on page 42. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 48. Requests received before 3:00 p.m. Central Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.


Surrendering Your Contract


You can surrender Your contract for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 42.


Deductions and Charges

Deductions From Your Premiums


We deduct a 2.50% sales charge from each premium payment. This charge partially reimburses Us for the selling and distributing costs of this contract. We also charge a 2.25% premium tax on each premium payment. We may decrease or increase this charge depending on Our expenses, and We may vary this charge by state. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) (forty-six cents) charge from each premium payment. See "Deductions From Your Premiums" on page 44.


Deductions From Your Contract Fund

Certain amounts are deducted from Your contract fund each month. These are:

     o a expense charge of $6.00 (currently, We plan to make this deduction for only the first 15 contract years),

     o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your contract; and

     o    charges for additional benefits.

In addition, We deduct fees when You make:

     o a partial withdrawal of net cash surrender value more than once in a contract year or


     o more than twelve transfers a year between investment divisions. (We currently waive this charge). See "Monthly Deductions From Your Contract Fund" on page 45.


We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.50% after the 10th contract year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your contract for its net cash surrender value or let Your contract lapse during the first 12 contract years. If You keep this contract in force for 12 years, then You will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses Us for Our costs in selling and distributing this contract. The deferred issue charge reimburses Us for underwriting and Our other costs in issuing the contract.

The maximum deferred sales charge is:

     o 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and

     o    6.5% of all other premium payments.

After seven years, this charge begins to decline. There is no surrender charge after 12 years. The amount of the deferred sales charge depends on:

     1)        the amount of Your premium payments,
     2)        when You pay Your premiums and
     3)        when You surrender Your contract or allow it to lapse.


The deferred issue charge is on fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 7 contract years and decreases to $0.00 after the 12th contract year. This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charge" on page 47.


Additional Information About The Contracts

Your Contract Can Lapse


Your contract remains in force if the net cash surrender value can pay the monthly charges. In addition, during the minimum premium period, Your contract will remain in force as long as You meet the applicable minimum premium requirements. However, the contract can lapse (1) during the minimum premium period if You do not meet the minimum premium requirement and (2) after the minimum premium period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 54.


Correspondence and Inquiries

You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment divisions, or changes in specified amount, regarding Your contract. Our Executive Office is located at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the contract owner by name, social security number, date of birth of the owner or the insured person, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. Facsimile and telephone correspondence and transaction requests may not always be available. Facsimile and telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of Your request. If You are experiencing problems, You should make Your correspondence and transaction request in writing. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear those risks.

State Variations

Certain provisions of the contracts may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your contract for specific variations since any such variations will be included in Your contract or in riders or endorsements attached to Your contract. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, You should compare both contracts carefully. Remember that if You exchange another contract for the one described in this prospectus, You might have to pay a surrender charge and income taxes, including a possible penalty tax, on Your old contract, and there will be a new surrender charge period for this contract and other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless You determine, after knowing all the facts, that the exchange is in Your best interest and not just better for the person trying to sell You this contract (that person will generally earn a commission if You buy this contract through an exchange or otherwise).

          DETAILED INFORMATION ABOUT VARIABLE EXECUTIVE UNIVERSAL LIFE

Insurance Features

This prospectus describes Our Variable Executive Universal Life contract. There may be contractual variances because of requirements of the state where Your contract is delivered.

How the Contracts Differ From Whole Life Insurance

Variable Executive Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Variable Executive Universal Life differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits.

In addition, Variable Executive Universal Life has two types of death benefit options. You may switch back and forth between these options. Variable Executive Universal Life also allows You to change the face amount without purchasing a new insurance contract. However, evidence of insurability may be required.

Variable Executive Universal Life is "variable" life insurance because the contract fund and other benefits will vary up or down depending on the investment performance of the investment divisions that You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a contract You must submit a completed application. We decide whether to issue a contract based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a contract, then We will return the premiums paid plus interest credited. The maximum issue age is 80.

There may be delays in Our receipt of applications that are outside of Our control because of the failure of the selling broker-dealer or life insurance agent to forward the application to Us promptly, or because of delays in determining that the contract is suitable for You. Any such delays will affect when Your contract can be issued and when Your premium is allocated among Our General Account and/or investment divisions.

We offer other variable life insurance contracts that have different death benefits, contract features, and optional benefits. However, these other contracts also have different charges that would affect Your investment performance and contract fund. To obtain more information about these other contracts, contact Our Executive Office.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

     o Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

     o Option 2 provides a benefit that equals the face amount of the contract plus the contract fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your contract fund.


Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. A table of corridor percentages and some examples of how they work, are in the statement of additional information which is available free upon request (see back cover).


Under either option, the length of time Your contract remains in force depends on the net cash surrender value of Your contract and whether You meet the minimum premium period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your contract fund. In addition, during the minimum premium period, Your contract remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect Your contract fund. Therefore, the returns from these investment options can affect the length of time Your contract remains in force.

The minimum initial face amount is $150,000.

Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit


If at the insured person is still living on the maturity date, We will pay You the contract fund minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the insured person's100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 55.


Changes In Variable Executive Universal Life

Variable Executive Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the contract fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your contract fund.

A partial withdrawal reduces the contract fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the contract fund. Under death benefit option 1, reducing the contract fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the contract fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your contract by sending a written request to Our Executive Office. You can only change the face amount twice each contract year. All changes are subject to Our approval and to the following conditions:

For increases:

     o    Increases in the face amount must be at least $25,000.

     o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance charges for the additional amounts of insurance (We may change this procedure in the future).

     o Monthly cost of insurance deductions from Your contract fund will increase. There will also be a surrender charge increase and a minimum premium increase. These begin on the date the face amount increase takes effect.

          The right to examine this contract does not apply to face amount increases. (It only applies when You first buy the contract).

For decreases:

     o You cannot reduce the face amount below the minimum We require to issue this contract at the time of the reduction.

     o Monthly cost of insurance deductions from Your contract fund will decrease.

     o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your contract fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

     o If You request a face amount decrease after You have already increased for the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount may have tax consequences. See "TAX EFFECTS" on page
48.


Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change.

If You change from option 1 to option 2, the face amount decreases by the amount of Your contract fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this contract at the time of the reduction.

If You change from option 2 to option 1, then the face amount increases by the amount of Your contract fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.


Changing the death benefit option may have tax consequences. See "TAX EFFECTS" on page 48. You should consult a tax advisor before making any change.


When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary following the date We approve Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your contract. We may also ask You to return Your contract to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your contract as life insurance for income tax purposes.


Contract changes may have negative tax consequences. See "TAX EFFECTS" on page
48. You should consult a tax advisor before making any change.


Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though Your premiums are flexible, Your contract information page will show a "planned" periodic premium. You determine the planned premium when You apply and can change them at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your contract in force.

The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:

     1)   the age, sex and premium class of the insured person,

     2)   the initial face amount of the contract, and

     3)   any additional benefits selected.


All premium payments should be payable to Midland National. After Your first premium payment, all additional premiums should be sent directly to Our Executive Office.


We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Amounts made by a pre-authorized check can be as low as $30.


Payment of the planned premiums does not guarantee that Your contract will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Additional Benefits" on page 2930 for details on how and when the increases are applied.)


If You send Us a premium payment that would cause Your contract to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During the minimum premium period, You can keep Your contract in force by meeting a minimum premium requirement. The minimum premium period lasts until the 5th contract anniversary. A monthly minimum premium is shown on Your contract information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the minimum premium period, Your contract will enter a grace period and lapse if:

     o the net cash surrender value cannot cover the monthly deductions from Your contract fund; and

     o the premiums You have paid, less Your loans or withdrawals, are less than the total monthly minimum premiums required to that date.


Remember that the net cash surrender value is Your contract fund minus any surrender charge and minus any outstanding contract debt.


This contract lapse can occur even if You pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the minimum premium period, Your contract will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your contract fund. Paying Your planned premiums may not be sufficient to maintain Your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep Your contract in force.

Allocation of Premiums


Each net premium will be allocated to the investment divisions or to Our General Account on the day We receive it (if We receive it before 3:00 central time) or the record date. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends Your instructions will dictate how We allocate it.

The net premium is the premium minus a sales charge, a premium tax charge, and any expense charges. Each net premium is put into Your contract fund according to Your instructions. Your contract application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your contract fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "The General Account" on page 43.


Additional Benefits

You may include additional benefits in Your contract. Certain benefits result in an additional monthly deduction from Your contract fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

1.) Disability Waiver Benefit: With this benefit, We waive monthly charges from the contract fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.

2.) Monthly Disability Benefit. With this benefit, We pay a set amount into Your contract fund each month (the amount is on Your contract information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the contract fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured.

3.) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.

4.) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

5.) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

6.) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your contract. A separate charge will be deducted for each additional insured.

7.) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

8.) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months (or a longer period if required by state law).

     Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes a advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary (the taxpayer) is the insured person under the contract (except in certain business contexts. You should consult a tax advisor if such an exception should apply.) The tax consequences associated with reducing the death benefit after We pay an accelerated death benefit are unclear, however, You should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.


     There is no charge for this benefit prior to the time of a payment. This amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses. Currently We charge an administrative fee of $200 at the time benefits are paid from this rider. We reserve the right to increase this amount.


     On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

     a)        the death benefit of the contract and of each eligible rider
     b)        the face amount
     c)        any contract funds
     d)        any outstanding loan

     When We reduce the contract fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your contract fund.

     You can choose the amount of the death benefit to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000.

(9) Automatic Benefit Increase Provision: The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten contracts issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, Civil Service Allotment or list bill.

     The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending Us a notice before it takes effect. If You reject the increase, then the ABI provision terminates. (See Your ABI rider for exact details.)

     We calculate each face amount increase under the ABI provision as follows:


     (1)  The eligible face amount, multiplied by

     (2)  The Consumer Price Index 5months before the increase date, divided by

     (3)  The Consumer Price Index 29 months before the increase date, minus

     (4)  The eligible face amount from part (a).


     The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

     The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your contract for more details on this index.)


     The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Monthly Deductions From Your Contract Fund" on page 45.)


     ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your Base Contract Form for exact details.)

     The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

Separate Account Investment Choices

Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the contract.


The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums to ten of the thirty-seven investment divisions of Our Separate Account.


The Funds


Each of the 37 portfolios available under the contract is a "series" of its investment company.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.


Midland National may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland National's investments in the funds. Currently these revenues range form 0.10% to 0.25% of Midland National's investment in the funds.


Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

--------------------------------------------------------- ---------------------------------------------------------------------
Portfolio                                                 Investment Objective

-------------------------------------------------------------------------------------------------------------------------------
Fidelity's Variable Insurance Products Funds

-------------------------------------------------------------------------------------------------------------------------------

VIP Money Market Portfolio                                Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S.
                                                          dollar-denominated money market securities
--------------------------------------------------------- ---------------------------------------------------------------------

VIP High Income Portfolio                                 Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital.  Contract owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Equity-Income Portfolio                               Seeks reasonable income by investing primarily in
                                                          income-producing equity securities.  In choosing these securities, the investment manager will consider the potential for capital appreciation.  The portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the
                                                          Standard & Poor's Composite Index of 500 stocks.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth Portfolio                                      Seeks capital appreciation by investing in common stocks.  The advisor invests the fund's assets in companies the advisor believes have above-average growth potential.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Mid Cap Portfolio                                     Seeks long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Overseas Portfolio                                    Seeks long-term growth of capital, primarily through investments in foreign securities.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Asset Manager Portfolio                               Seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term instruments.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Investment Grade Bond Portfolio                       Seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Contrafund(R) Portfolio                               Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Asset Manager: Growth Portfolio                       Seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Index 500 Portfolio                                   Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard &
                                                          Poor's Composite Index of 500 Stocks.
--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth & Income Portfolio                             Seeks high total return, combining current income and capital appreciation.  Invests mainly in stocks that pay current dividends and show potential for capital appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Balanced Portfolio                                    Seeks both income and growth of capital.  When the investment manager's outlook is  neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25% of the fund's assets in fixed-income senior securities.

--------------------------------------------------------- ---------------------------------------------------------------------

VIP Growth Opportunities Portfolio                        Seeks capital growth by investing primarily in common stocks.
                                                          Although the fund invests primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.

-------------------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.

-------------------------------------------------------------------------------------------------------------------------------

American Century VP Capital Appreciation Portfolio        Seeks capital growth by investing primarily in common stocks that management considers to have better-than-average prospects for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Value Portfolio                       Seeks long-term capital growth with income as a secondary
                                                          objective.  Invests primarily in equity securities of
                                                          well-established companies that management believes to be
                                                          under-valued.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP Balanced Portfolio                    Seeks capital growth and current income.  Invests approximately
                                                          60 percent of its assets in common stocks that management
                                                          considers to have better than average potential for appreciation and the rest in fixed income securities.

--------------------------------------------------------- ---------------------------------------------------------------------

American Century VP International  Portfolio              Seeks capital growth by investing primarily in securities of foreign companies that management believes to have potential for appreciation.

--------------------------------------------------------- ---------------------------------------------------------------------


American Century VP Income & Growth Portfolio             Seeks capital growth with income as a secondary objective. The
                                                          Portfolio will seek to achieve its investment objective by investing in common stocks

-------------------------------------------------------------------------------------------------------------------------------
MFS Variable Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------

MFS VIT Emerging Growth Series                            Seeks to provide long-term growth of capital.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT Research Series                                   Seeks to provide long-term growth of capital and future income.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS Investors Trust Series                                Seeks mainly to provide long-term growth of capital and
                                                          secondarily to provide reasonable current income.

--------------------------------------------------------- ---------------------------------------------------------------------

MFS VIT New Discovery Series                              Seeks capital appreciation.

-------------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund, Inc.

-------------------------------------------------------------------------------------------------------------------------------

Lord Abbett VC Growth and Income Portfolio                Seeks long-term growth of capital and income without excessive fluctuation in market value.

--------------------------------------------------------- ---------------------------------------------------------------------

Lord Abbett VC Mid-Cap Value Portfolio                    Seeks capital appreciation through investments, primarily in equity securities which are believed to be undervalued in the marketplace.

--------------------------------------------------------- ---------------------------------------------------------------------

Lord Abbett VC International Portfolio                    Seeks long-term capital appreciation.  Invests primarily in equity securities on non-U.S. issuers.
--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Fund

--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Small Capitalization Portfolio             Seeks long-term capital appreciation.  It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.  Under normal circumstances, the portfolio invests primarily in equity securities of small capitalization companies.  A small capitalization company is one that has a market capitalization within the range of the
                                                          Russell 2000 Growth Index or the S&P SmallCap 600 Index.
--------------------------------------------------------- ---------------------------------------------------------------------

Alger American MidCap Growth Portfolio                    Seeks long-term capital appreciation.  It focuses on midsize companies with promising growth potential.  Under normal
                                                          circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.
--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Growth Portfolio                           Seeks long-term capital appreciation.  It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management.  Under normal circumstances, the portfolio invests primarily in the equity securities of large companies.  The portfolio considers a large company to have a market capitalization of $1 billion or greater.
--------------------------------------------------------- ---------------------------------------------------------------------

Alger American Leveraged AllCap Portfolio                 Seeks long-term capital appreciation.  Under normal
                                                          circumstances, the portfolio invests in the equity securities of companies of any size which demonstrate promising growth
                                                          potential.  The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities.  By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.
-------------------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust

-------------------------------------------------------------------------------------------------------------------------------

Van Eck Worldwide Hard Assets Fund                        Seeks long-term capital appreciation by investing primarily in
                                                          "hard asset securities."  Income is a secondary consideration.
                                                          Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.

-------------------------------------------------------------------------------------------------------------------------------
INVESCO Variable Investment Funds Inc.

-------------------------------------------------------------------------------------------------------------------------------

INVESCO VIF-Financial Services Fund                       Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies involved in the financial services sector.

--------------------------------------------------------- ---------------------------------------------------------------------

INVESCO VIF-Health Sciences Fund                          Seeks capital growth.  The fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care.

-------------------------------------------------------------------------------------------------------------------------------


PIMCO Variable Insurance Trust


-------------------------------------------------------------------------------------------------------------------------------


PIMCO VIT Total Return Portfolio                          Seeks maximum total return, consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------


PIMCO VIT Low Duration Portfolio                          Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------


PIMCO VIT High Yield Portfolio                            Seeks maximum total return consistent with preservation of capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------


PIMCO VIT Real Return Portfolio                           Seeks maximum real return, consistent with preservation of real capital and prudent investment management.


--------------------------------------------------------- ---------------------------------------------------------------------


Fidelity Management & Research Company manages the VIP Portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trust. Lord Abbett & Co. LLC. manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Investment Funds, Inc. Pacific Investment Management Company LLC manages the PIMCO Variable Insurance Trust.


The fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

You can receive a current copy of a prospectus for each of the portfolios by contacting Your registered representative and by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary.

The VIP Portfolios have an annual management fee. That is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The other funds have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the funds' prospectuses for details.

Using Your Contract Fund

The Contract Fund


Your contract fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a contract loan). Your contract fund reflects various charges. See "Deductions and Charges" on page 44. Monthly deductions are made on the contract date and on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily.

Your contract fund begins with Your first premium payment. From Your premium We deduct a premium charge and the first monthly deduction (and any per premium expenses) as described in the "Deductions From Your Premiums" section on page 44 The balance of the premium is Your beginning contract fund.

Your contract fund reflects:

     o    the amount and frequency of premium payments,

     o deductions for the cost of insurance, additional benefits and other charges,

     o    the investment performance of Your chosen investment divisions,

     o    interest earned on amounts allocated to the General Account,

     o    loans, and

     o    partial withdrawals.


We guarantee amounts allocated to the General Account. There is no guaranteed minimum contract fund for amounts allocated to the investment divisions of Our Separate Account. An investment division's performance will cause Your contract fund to go up or down. You bear that investment risk.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals or transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in Our Separate Account associated with these contracts. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

     o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

     o We add any dividends or capital gains distributions paid by the portfolio on that day.

     o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).


     o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.50% after the 10th contract year. This reduction is not guaranteed. (See "Charges Against The Separate Account" on page 44.)


     o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Contract Fund Transactions

The transactions described below may have different effects on Your contract fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any contract fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your contract fund allocated to more than 10 investment divisions.

Transfers Of Contract Fund


You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of contract fund, write to Our Executive Office. You may make an unlimited number of free transfers of contract fund in each contract year. But We reserve the right to assess a $25 charge after the 12th transfer in a contract year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 47. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:

     1. 25% of the unloaned amount in the General Account at the beginning of the contract year, or

     2.   $25,000. (We reserve the right to decrease this to $1,000.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Transfer requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take affect on the business day following the day We receive Your request. The unit values are determined on the day the transfer takes affect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

Market Timing and Excessive Trading Limits

The contracts are first and foremost life insurance contracts. They are designed for long-term financial planning, and are not designed for or appropriate for market timers or other persons that use programmed, large, or frequent transfers. The use of such transfers can be disruptive to any underlying portfolio and harmful to other contract owners invested in the portfolio. We therefore reserve the right to reject any transfer request (or premium payment) from any person if, in Our judgment, it has the potential to adversely affect an underlying portfolio or other contract owners or if an underlying portfolio objects to or would reject Our transaction order. We may impose severe restrictions on transfers or even prohibit them for particular contract owners who, in Our view, have abused or appear likely to abuse the transfer privilege.


We may apply restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other owners. You will be notified in writing if Your transfer request has been refused or restricted


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total dollar amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

     a.  the DCA source account from which DCA transfers will be made,
     b. that any money received with the form is to be placed into the DCA source account,
     c. the total monthly amount to be transferred to the other investment divisions, and
     d. how that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the total monies allocated for DCA are exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

We do not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program, which only extends for fewer than 12 months will be included in counting the number of transfers of contract fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any contract year.

We reserve the right to end the DCA program by sending You one month's notice.

Contract Loans


You may borrow up to 92% of the cash surrender value (the policy fund less the surrender charge and less any contract debt) using only Your contract as security for the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 48.

We credit You interest on this loan amount, currently at an annual rate of 6%. After the 10th contract year, You may be able to take zero cost loans provided Your contract's contract fund is large enough. Zero cost loans are loans up to the contract fund less the total premiums paid. We guarantee that the annual rate of interest credited on zero cost loans will be equal to the interest rate charged on such loans. At the current time, We are charging 8% on zero cost loans and thus zero cost loans are being credited an annual interest rate of 8%. A zero cost loan may have tax consequences. See "TAX EFFECTS" on page 48.

You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Contract Fund Charges Are Allocated" on page 47. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your contract fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).


Contract Loan Interest. Currently, interest on a contract loan accrues daily at an annual interest rate of 8%. We guarantee We will never charge a rate above 8% per year.

Interest is due on each contract anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your contract fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above for allocating Your loan.

Repaying The Loan. You may repay all or part of a contract loan while Your contract is in force. While You have a contract loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.


The Effects Of A Contract Loan On Your Contract Fund. A loan against Your contract will have a permanent effect on Your contract fund and benefits, even if the loan is repaid. When You borrow on Your contract, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of General Account. A contract loan will reduce the contract's ultimate death benefit and cash value.


Your Contract May Lapse. Your loan may affect the amount of time that Your contract remains in force. For example, Your contract may lapse because the loan amount cannot be used to cover the monthly deductions that are taken from Your contract fund. If these deductions are more than the net cash surrender value of Your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if You borrow the maximum.

Withdrawing Money From Your Contract Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no deferred sales charge or deferred issue charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

     o    be at least $200,

     o total no more than 50% of the net cash surrender value in any contract year,

     o allow the death benefit to remain above the minimum for which We would issue the contract at that time, and

     o allow the contract to still qualify as life insurance under applicable tax law.


You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Contract Fund Charges Are Allocated" on page 47.


Requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Unit values are determined at the close of business on the day that the request takes effect.

In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank.


Withdrawal Charges. When You make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less) will be deducted from Your contract fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges-How Contract Fund Charges Are Allocated" on page 47.


The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your contract fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your contract so that there will be no change in the net amount at risk. We will send You a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office.

Depending on individual circumstances, a contract loan might be better than a partial withdrawal if You need temporary cash.


Partial withdrawals may have tax consequences. See "TAX EFFECTS" on page 48.


Surrendering Your Contract


You may surrender Your contract for its net cash surrender value while the insured person is living. You do this by sending both a written request and the contract to Our Executive Office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). The net cash surrender value may be very low, especially during the early contract years. During the first 12 contract years, the cash surrender value is the contract fund minus the Surrender charge. After 12 years, the cash surrender value equals the contract fund. We will compute the net cash surrender value as of the date We receive Your request and contract at Our Executive Office. All of Your insurance coverage will end on that date.


Requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request. Unit values are determined at the close of business on the day that the request takes effect.


Surrendering Your contract may have tax consequences. See "TAX EFFECTS" on page 48.


The General Account

You may allocate all or some of Your contract fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

     o    allocating net premium and loan payments,

     o    transferring amounts from the investment divisions,

     o    securing any contract loans, or

     o    earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5% per year. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared.


You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers Of Contract Fund" on page 39.


The General Account may not be available in all states. Your state of issue will determine if the General Account is available on Your contract. Please check Your contract to see if the General Account is available to You.

Deductions and Charges

Deductions From Your Premiums

We deduct a sales charge, a premium tax charge, and in some cases a service tax charge from each premium. The rest of each premium (called the net premium) is placed in Your contract fund.


Sales Charge. We deduct a 2.5% sales charge from each premium payment. This charge partially reimburses Us for the selling and distribution costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a deferred sales charge if You surrender Your contract for its net cash surrender value or let Your contract lapse in the first 12 years. (See "Surrender Charge" on page 47.)


Since this charge is a percentage of paid premium, the amount of the charge will vary with the amount of premium.

Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.25% of each premium for those tax charges. These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.25% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. The percentage We deduct for premium taxes is an average of what We anticipate owing, and therefore, may exceed the actual rate imposed by Your state, and will be deducted even if Your state does not impose a premium tax.

If We pay less, then We may reduce the charge for the premium tax.


This is a tax to Midland National so You cannot deduct it on Your income tax return. Since the charge is a percentage of Your premium, the amount of the charge will vary with the amount of the premium.


We may increase this charge if Our premium tax expenses increase. We reserve the right to vary this charge by state. If We make such a change, then We will notify You.

Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your contract fund.


Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your contract fund will never be greater than the maximum amounts shown in Your contract. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering contracts will be greater than We expected. We deduct a daily charge for mortality and expense risks at an effective annual rate of 0.90% of the value of assets in the Separate Account attributable to Variable Executive Universal Life. We currently intend to reduce this charge to 0.50% after the 10th contract year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Contract Fund - How We Determine The Accumulation Unit Value" on page 38. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and the deferred sales charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.


Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Monthly Deductions From Your Contract Fund

At the beginning of each contract month (including the contract date), the following three deductions are taken from Your contract fund.

     1. Expense Charge: This charge is $6.00 per month. (currently We plan to make this deduction for the first 15 contract years only, but We reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining Your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

     2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

     3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the net amount at risk at the beginning of the contract month. The net amount at risk is the difference between Your death benefit and Your contract fund. If the current death benefit for the month is increased due to the requirements of federal tax law, then Your net amount at risk for the month will also increase. For this purpose, Your contract fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk. We may profit from this charge.


The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place an insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages.

              Illustrative Table of Monthly Cost of Insurance Rates


                   (Rounded) per $1,000 of Net Amount at Risk


    Male                        Guaranteed                       Current
  Attained                       Maximum                  (Preferred Non-Smoker)
     Age                           Rate                            Rate
     ---                           ----                            ----
      5                            $.07                            $.05
     15                            .11                             .10
     25                            .13                             .07
     35                            .14                             .08
     45                            .29                             .17
     55                            .69                             .36
     65                            1.87                            .74

For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deduction (taken on the date the contract is issued) is $17.92. This example assumes the current monthly expense charge of $6.00 and the current cost of insurance charge of $11.92. The $11.92 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.08) times the amount at risk ($150,000 face less the initial Cash Value of $946.50 which is $1,000 of premium less the $25 for the sales charge less the $22.50 for the premium tax less the $6.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

If Variable Executive Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.


Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 30 for exact details), the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.


Transaction Charges

In addition to the deductions described above, We charge fees for certain contract transactions.

     o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each contract year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a contract year.

     o Transfers. Currently, We do not charge when You make transfers of contract fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a contract year.

How Contract Fund Charges Are Allocated

Generally, deductions from Your contract fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them.

If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your contract fund.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge

The surrender charge is the difference between the amount in Your contract fund and Your contract's cash surrender value for the first 12 contract years. It is a contingent, deferred issue charge and sales load designed to partially recover Our expenses in distributing and issuing contracts which are terminated by surrender or lapse in their early years (the sales charge is also designed to partially reimburse Us for these expenses). The Surrender charge includes deferred sales charges and deferred issue charges. It is a contingent load because You pay it only if You surrender Your contract (or let it lapse) during the first 12 contract years. It is a deferred load because We do not deduct it from Your premiums. The amount of the load in a contract year is not necessarily related to Our actual sales expenses in that year. We anticipate that the sales charge and Surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the sales and Surrender charges, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The Surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

     (1) 27.5% of any premium payment in the first 2 contract years up to one guideline annual premium.

     (2)  6.5% of all other premium payments.

The sum of the above pieces is also limited by the guideline annual premium, times 6.5%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 7 contract years, the maximum deferred sales charge may be imposed. Beginning in the 8th year the maximum deferred sales charge will be multiplied by a percentage:

            Contract Year                            Percentage Multiple
                  8                                        83.33%
                  9                                        66.67%
                 10                                        50.00%
                 11                                        33.33%
                 12                                        16.67%
              13 and up                                     0.00%

If there is an increase in face amount, there will also be an increase in the guideline annual premium. All additions to the deferred sales charge, due to this increase, will be 6.5% of premiums. The maximum limit will also increase by the additional guideline annual premium, times 6.5%, times the lesser of 20 years or the expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in guideline annual premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new guideline annual premium. Prior totals in the Deferred Sales Charge will not be affected.

You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for thirteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the 12th contract year, there is no deferred issue charge.

                         Table of Deferred Issue Charges
                       Per Thousand Dollars of Face Amount

                Contract
                  Year                                      Charge
               ----------                                   -------
                    1-7                                      $3.00
                    8                                        $2.50
                    9                                        $2.00
                    10                                       $1.50
                    11                                       $1.00
                    12                                       $0.50
                    13+                                      $0.00


If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount in force during the life of the contract.

Accordingly, the maximum Surrender charge is 27.50% of premium paid, plus $3.00 per thousand of Face Amount. However, as explained above, in most cases, the Surrender charge will be less than the maximum.

                                   TAX EFFECTS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon Our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, We believe that a contract issued on a standard rate class basis should satisfy the applicable requirements. There is less guidance, however, with respect to contracts issued on a substandard basis and it is not clear whether such contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a contract does not satisfy the applicable requirements, We may take appropriate steps to bring the contract into compliance with such requirements and We reserve the right to restrict contract transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the portfolios supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contracts, such as the flexibility of a contract owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While We believe that the contracts do not give contract owners investment control over assets of the portfolios, We reserve the right to modify the contracts as necessary to prevent a contract owner from being treated as the owner of the assets supporting the contract.

In addition, the Code requires that the investments of the variable account be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal income tax purposes. It is intended that the variable account, through the eligible funds, will satisfy these diversification requirements.

The following discussion assumes that the contract will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Contract Benefits

In General

We believe that the death benefit under a contract should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the contract owner will not be deemed to be in constructive receipt of the contract cash value until there is a distribution. When distributions from a contract occur, or when loans are taken out from or secured by a contract, the tax consequences depend on whether the contract is classified as a "modified endowment contract."

Modified Endowment Contracts


Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" (MEC) with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the contracts as to premiums and benefits, the individual circumstances of each contract will determine whether it is classified as a MEC. In general a contract will be classified as a MEC if the amount of premiums paid into the contract causes the contract to fail the "7-pay test." A contract will fail the 7-pay test if at any time in the first seven contract years, the amount paid into the contract exceeds the sum of the level premiums that would have been paid at that point under a contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the contract during the first seven years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the contract had originally been issued at the reduced face amount. If there is a "material change" in the contract's benefits or other terms, the contract may have to be retested as if it were a newly issued contract. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven contract years. To prevent your contract from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective contract owner should consult a tax advisor to determine whether a contract transaction will cause the contract to be classified as a MEC.


Distributions Other Than Death Benefits from Modified Endowment Contracts Contracts classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the contract owner's investment in the contract only after all gain has been distributed.

     (2) Loans taken from or secured by a contract classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the contract owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the contract owner's beneficiary or designated beneficiary.

If a contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts Distributions other than death benefits from a contract that is not classified as a modified endowment contract are generally treated first as a recovery of the contract owner's investment in the contract and only after the recovery of all investment in the contract as taxable income. However, certain distributions which must be made in order to enable the contract to continue to qualify as a life insurance contract for federal income tax purposes if contract benefits are reduced during the first 15 contract years may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a contract that is not a modified endowment contract are generally not treated as distributions. However, the tax consequences associated with loans after the 10th contract year are less clear and a tax advisor should be consulted about such loans.


Finally, neither distributions from nor loans from or secured by a contract that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Contract

Your investment in the contract is generally Your aggregate premiums. When a distribution is taken from the contract, Your investment in the contract is reduced by the amount of the distribution that is tax-free.

Contract Loans

In general, interest on a contract loan will not be deductible. If a contract loan is outstanding when a contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a contract loan, You should consult a tax advisor as to the tax consequences.

Withholding

To the extent that contract distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

Multiple Contracts

All modified endowment contracts that are issued by Us (or Our affiliates) to the same contract owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the contract owner's income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100

The tax consequences of continuing the contract beyond the insured's 100th year are unclear. You should consult a tax advisor if You intend to keep the contract in force beyond the insured's 100th year.

Business Uses of Contract

Businesses can use the contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If You are purchasing the contract for any arrangement the value of which depends in part on its tax consequences, You should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new contract or a change in an existing contract should consult a tax advisor.

Split-Dollar Arrangements

The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance contracts for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing contract, or the purchase of a new contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners should consult a tax advisor about the treatment of the contract under the Treasury Regulations applicable to tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the contract or the proceeds of a contract under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations


The transfer of the contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the contract.

Our Income Taxes

Under current federal income tax law, We are not taxed on the Separate Account's operations. Thus, currently We do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes We may incur.

Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.

ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Right To Examine This Contract


For a limited period of time, as specified in Your contract,You have a right to examine the contract. If for any reason You are not satisfied with it, then You may cancel the contract. You cancel the contract by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following dates:


     o      10 days after You receive Your contract,
     o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or
     o      45 days after You sign Part 1 of the contract application.

If You cancel Your contract, then We will return all of the charges deducted from Your paid premiums and contract fund, plus the contract fund. The contract fund will reflect both the positive and negative investment performance of the investment divisions chosen by You in the contract application.

Insurance coverage ends when You send Your request.

Your Contract Can Lapse

Your Variable Executive Universal Life insurance coverage continues as long as the net cash surrender value of Your contract is enough to pay the monthly deductions that are taken out of Your contract fund. During the minimum premium period, coverage continues if Your paid premiums (less any withdrawals or loans) exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, We will send written notification to You (and any assignees on Our records) that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your contract fund and allocate it in the same manner as Your previous premium payments.

If We do not receive payment within 61 days, then Your contract will lapse without value. We will withdraw any amount left in Your contract fund. We will apply this amount to the deductions owed to Us, including any applicable Surrender charge. We will inform You (and any assignee) that Your contract has ended without value.

If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if You did not surrender the contract for its net cash surrender value. To reinstate the contract, You must:

     o    complete an application for reinstatement,

     o    provide satisfactory evidence of insurability for the insured person,

     o pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,

     o increase the contract fund so that the contract fund minus any contract debt equals or exceeds the surrender charge,

     o    cover the next two months' deductions, and

     o    pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

Contract Periods And Anniversaries


We measure contract years, contract months, and contract anniversaries from the contract date shown on Your contract information page. Each contract month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge The Contract" on page 56.


Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid.

If the insured person survives to the maturity date and You would like to continue the contract, We will extend the maturity date as long as this contract qualifies as life insurance according to the Internal Revenue Service and Your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date. In order to continue the contract beyond the original maturity date, We require that the death benefit not exceed the contract fund on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your contract and other variable life contracts. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:

     o add investment divisions to, or remove investment divisions from, Our Separate Account;

     o    combine two or more divisions within Our Separate Account;

     o withdraw assets relating to Variable Executive Universal Life from one investment division and put them into another;

     o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account;


     o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

     o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland National);

     o disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

     o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Contract

We can challenge the validity of Your insurance contract (based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under Our rules. There are limits on how and when We can challenge the contract:

     o We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require Us to measure this in some other way.)

     o We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.

     o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the contract, then We may delay payment until We decide whether to challenge the contract.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the contract will terminate and the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments.

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods.

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $10,000 and periodic payments are at least $50.

You have the following options:

     1) Deposit Option: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

     2)   Installment Options: There are two ways that We pay installments:

          a) Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b) Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

     3) Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive this income. We will guarantee payments for:

          i)   at least 5 years (called "5 Years Certain");

          ii)  at least 10 years (called "10 Years Certain");

          iii) at least 20 years (called "20 Years Certain"); or

          iv) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

     4) Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid.

We guarantee interest under the deposit installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

     o    rules on the minimum amount We will pay under an option,

     o    minimum amounts for installment payments,

     o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

     o the naming of people who are entitled to receive payment and their successors, and

     o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.


Even if the death benefit under the contract is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under payment options.


Your Beneficiary

You name Your beneficiary in Your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the insured person's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, then We will pay the death benefit in equal shares, to the insured person's surviving children. If there are no surviving children, then We will pay the death benefit to the insured person's estate.

Assigning Your Contract

You may assign Your rights to this contract. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:

     (1)     We contest the contract.
     (2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

     (3) The SEC, by order, permits Us to delay payment to protect Our contract owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request.


Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" or block Your contract fund. If these laws apply in a particular situation, We would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under Your payment option. If a contract fund were frozen, the contract fund would be moved to a special segregated interest bearing account and held in that account until We receive instructions from the appropriate federal regulator. We may also be required to provide information about You and Your contract to government agencies or departments.


Your Voting Rights As An Owner


We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland National is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:


     o      to elect the funds' Boards of Directors,
     o      to ratify the selection of independent auditors for the funds, and
     o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your contract. We will vote at shareholder meetings according to Your instructions.

The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all contract owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict contract owner voting, then We may do so.

You may participate in voting only on matters concerning the fund portfolios in which Your contract fund has been invested. We determine Your voting shares in each division by dividing the amount of Your contract fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the Record Date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Boards of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our contract owners.

 Distribution of the Contracts

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company. Sammons Securities Company, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, the ultimate parent company of Midland National Life. The mailing address for Sammons Securities Company is:

                         Sammons Securities Company, LLC

                                 4261 Park Road

                               Ann Arbor, MI 48103

During the first contract year, We will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.5% of premiums paid. After the 15th contract year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.

We may sell Our contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training or personnel, production or promotional literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

     o       the sales charge;
     o       the deferred sales charge;
     o       the mortality and expense charge;
     o       the cost of insurance charge;
     o       revenues, if any, received from the funds or their managers; and
     o investment earnings on amounts allocated under contracts to the General Account.

Commissions paid on the contracts, including other incentives or payments, are not charged to the contract owners or the Separate Account.

We incur various sales and promotional expenses in selling Variable Executive Universal Life. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing contract forms and prospectuses, and entering information in Our records.

We pay commissions for substandard risk and rider premiums based on Our rules at the time of payment. Additional amounts may be paid and expenses may be reimbursed based on various factors.

Legal Proceedings

Midland National Life Insurance Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Midland National Life Insurance Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on them or the Separate Account.

Financial Statements

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account's financial statements and You should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the contracts. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to Us at Our Executive Office.

                                   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the insured person on his/her last birthday which immediately precedes the contract date.

Attained Age means the age the insured person on his/her birthday preceding a contract anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the insured person dies.

Business Day means any day the New York Stock Exchange is open for trading.

Cash Surrender Value means the contract fund on the date of surrender, less any surrender charge.

Contract Fund means the total amount of monies in Our Separate Account A attributable to Your in-force contract plus any monies in Our General Account for Your contract.

Contract Anniversary: The same month and day of the contract date in each year following the contract date.

Contract Date means the date from which contract anniversaries and contract years are determined.

Contract Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Contract Year means a year that starts on the contract date or on each anniversary thereafter.

Death Benefit means the amount payable under Your contract when the insured person dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured person is insurable and meets Our underwriting standards.

Funds mean the investment companies, commonly called mutual funds, available for investment by Separate Account A on the contract date or as later changed by Us.

Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in specified amount, or other such action regarding Your contract. The address is:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

In Force means the insured person's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified portfolio of the fund.

Minimum Premium Period means the period of time, beginning on the contract date and ending five years from the contract date.

Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-pay test.

Monthly Anniversary means the day of each month that has the same numerical date as the contract date.

Net Cash Surrender Value means the cash surrender value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an in force contract.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the contract.

Surrender Charge means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.

The Statement of Additional Information (SAI) can provide You with more detailed information about Midland National Life Insurance Company and the Midland National Life Separate Account A, including additional information about distribution expenses, commissions, and compensation. A free copy of the SAI can be obtained by calling 800-272-1642 or by contacting Your registered representative.

Personalized illustrations of death benefits, cash surrender values, and cash values are also available free of charge upon request. You can obtain a personalized illustration or make other contract inquiries by contacting Our Executive Office at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Information about Midland National Life Insurance Company can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about Midland National Life Insurance Company are also available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102


SEC File No. 811-05271


________________________________________________________________________________

                   STATEMENT OF ADDITIONAL INFORMATION FOR THE

                        VARIABLE EXECUTIVE UNIVERSAL LIFE

                                   Issued By:

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY

             (through the Midland National Life Separate Account A)

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the Variable Executive Universal Life Insurance Contract ("contract") offered by Midland National Life Insurance Company. You may obtain a free copy of the prospectus dated May 1, 2003, by calling or writing to Us at:

                     Midland National Life Insurance Company

                                One Midland Plaza

                              Sioux Falls, SD 57193

                                  800-272-1642

Terms used in the current prospectus for the contract are incorporated in this statement.

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS

                   AND SHOULD BE READ ONLY IN CONJUNCTION WITH

                        THE PROSPECTUS FOR THIS CONTRACT.

                                Dated May 1, 2003

                                TABLE OF CONTENTS

THE CONTRACT..................................................................3

   CONTRACT OWNER.............................................................3
   DEATH BENEFIT..............................................................3
   PAYMENT OPTIONS............................................................4
   PREMIUM LIMITATIONS........................................................4

ABOUT US......................................................................5

   MIDLAND NATIONAL LIFE INSURANCE COMPANY....................................5
   OUR SEPARATE ACCOUNT A.....................................................5
   OUR REPORTS TO CONTRACT OWNERS.............................................5
   DIVIDENDS..................................................................6
   DISTRIBUTION OF THE CONTRACTS..............................................6
   REGULATION.................................................................7
   DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.........................7
   LEGAL MATTERS..............................................................7
   FINANCIAL MATTERS..........................................................7
   ADDITIONAL INFORMATION.....................................................8

PERFORMANCE...................................................................8

   HISTORICAL ANNUALIZED RETURNS..............................................8
   HISTORICAL CUMULATIVE RETURNS..............................................9

ILLUSTRATIONS................................................................10

FINANCIAL STATEMENTS.........................................................10



                                  THE CONTRACT

The entire contract is made up of the contract, including any supplemental benefit, schedules, the signed written application for the contract, and any attached supplemental written application(s). We assume that each statement made in the written application is made to the best of the knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are deeded to be representations and not warranties. We cannot use any statement to deny a claim or to void the contract unless it is contained in a written application that is made part of the contract by attachment or insertion.

Contract Owner

The contract owner is the insured unless another individual has been named in the application. As contract owner, You are entitled to exercise all rights under Your contract while the insured is alive. Without any beneficiary consent You can:

1.       Transfer ownership of Your contract by absolute assignment;
2.       Designate, change or revoke a contingent owner; or
3.       Change any revocable beneficiary during the insured's lifetime.

With each irrevocable beneficiary's consent, You may:

1.       Change the irrevocable beneficiary during the insured's lifetime;
2. Receive any benefit, exercise any right, and use any privilege granted by Your contract allowed by Us; or
3.       Agree with Us to any change or amendment of Your contract.

If You die while the insured is alive, the contingent owner, if any, will become the owner. If there is no contingent owner, ownership will pass to Your estate.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies. Federal tax law may require a greater death benefit than the one provided for in Your policy. This benefit is a percentage multiple of Your contract fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your contract fund on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death. Below is a table of corridor percentages and some examples of how they work.

                             Table of Death Benefits
                             Based on Contract Fund

 If the Insured       The Death Benefit Will Be At     If the Insured     The Death Benefit Will Be At Least
  Person's Age       Least Equal To This Percent Of     Person's Age         Equal To This Percent Of The
     Is This               The Contract Fund               Is This                  Contract Fund
      0-40                        250%                       60                          130%
       41                         243%                       61                          128%
       42                         236%                       62                          126%
       43                         229%                       63                          124%
       44                         222%                       64                          122%
       45                         215%                       65                          120%
       46                         209%                       66                          119%
       47                         203%                       67                          118%
       48                         197%                       68                          117%
       49                         191%                       69                          116%
       50                         185%                       70                          115%
       51                         178%                       71                          113%
       52                         171%                       72                          111%
       53                         164%                       73                          109%
       54                         157%                       74                          107%
       55                         150%                      75-90                        105%
       56                         146%                       91                          104%
       57                         142%                       92                          103%
       58                         138%                       93                          102%
       59                         134%                       94                          101%
                                                            95-99                        100%

These percentages are based on federal income tax law which requires a minimum death benefit, in relation to contract fund, for Your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under option 1, the death benefit will generally be $100,000. However, when the contract fund is greater than $66,666,67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, We multiply the contract fund by a factor of 150%. So if the contract fund were $70,000, then the death benefit would be $105,000.

Under option 2, the death benefit is the face amount plus the contract fund. In this example, if a 55 year-old had a face amount of $100,000 and a contract fund of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the contract fund or (b) multiplying the contract fund by the corridor percentage. For all contract funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the contract fund above $200,000, the death benefit would increase by $1.50 (at that age).

Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Premium Limitations

Federal law limits the premiums that can be paid if this contract is to qualify as life insurance for tax purposes. We will not accept a premium that would cause this limit to be exceeded. If We accept such a premium in error, We will refund it as soon as the error is discovered.

If a contract change is executed that causes this contract to exceed the maximum premium limits allowed by federal law, We will refund the excess premium when the total premiums paid exceed the federal limits.

We will accept any premium needed to keep this contract in force.

                                    ABOUT US

Midland National Life Insurance Company

We are Midland National Life Insurance Company, a stock life insurance company. Midland National Life Insurance Company was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name Midland National Life Insurance Company was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico.

Midland National is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

Our Separate Account A

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. Income, gains and losses credited to, or charged against, the Separate Account reflects the investment experience of the Separate Account and not the investment experience of Midland National's other assets. The assets of the Separate Account may not be used to pay any liabilities of Midland National's other assets and Midland National is obligated to pay all amounts guaranteed under the contract.

The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-seven investment divisions of Our Separate Account at any one time.

Our Reports To Contract Owners

We currently intend to send You reports shortly after the end of the third, sixth, ninth, and twelfth contract months that show:

     o    the current death benefit for Your contract,

     o    Your contract fund,

     o    information about investment divisions,

     o    the cash surrender value of Your contract,

     o    the amount of Your outstanding contract loans,

     o    the amount of any interest that You owe on the loan, and

     o    information about the current loan interest rate.

The annual report will show any transactions involving Your contract fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfer or withdrawals. The annual or other periodic statements provide confirmations of certain regular, periodic items (such as monthly deductions and premium payments by Civil Service Allotment or automatic checking account deductions). We may change these reporting practices. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other contract transactions.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

We will send You semi-annual reports with financial information on the funds.

Dividends

We do not pay any dividends on these contracts.

Distribution Of The Contracts

Sammons Securities Company, LLC is responsible for distributing the contracts pursuant to a distribution agreement with Us. Sammons Securities Company serves as principal underwriter for the policies. Sammons Securities Company is an indirect, wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas, Texas, which is the ultimate parent company of Midland National Life Insurance Company. Sammons Securities Company is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the contract. Commissions paid on the contract, as well as other incentives or payments, are not charged directly to the contract owners or the Separate Account. Sammons Securities Company may offer the contracts through its sales representatives. Sammons Securities Company also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services. Sammons Securities Company may pay additional compensation to broker-dealers based on the level of contract sales or premium payments.

Sammons Securities Company received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

--------------------- -------------------------------------------- ---------------------------------------------------
                                                                   Aggregate Amount of Commissions Retained by
                      Aggregate Amount of Commissions Paid to      Sammons Securities Company After Payments to its
Fiscal year           Sammons Securities Company*                  Registered Persons and Other Broker-Dealers
--------------------- -------------------------------------------- ---------------------------------------------------
2002                  $ 11,064,683                                 $0
--------------------- -------------------------------------------- ---------------------------------------------------
* Includes sales compensation paid to registered persons of Sammons Securities
Company.

Prior to 2002, these policies were offered through Walnut Street Securities.
Walnut Street Securities received sales compensation with respect to the contracts under the Midland National Life Separate Account A in the following amounts during the years indicated:

--------------------- -------------------------------------------- ---------------------------------------------------
Fiscal year           Aggregate Amount of Commissions Paid to      Aggregate Amount of Commissions Retained by
                                                                   Walnut Street Securities After Payments to its
                      Walnut Street Securities*                    Registered Persons and Other Broker-Dealers
--------------------- -------------------------------------------- ---------------------------------------------------
2000                  $12,326,061                                  $0
--------------------- -------------------------------------------- ---------------------------------------------------
2001                  $12,806,659                                  $0
--------------------- -------------------------------------------- ---------------------------------------------------
     * Includes sales compensation paid to registered persons of Walnut Street
Securities

Pending regulatory approvals, We intend to distribute the contracts in all states, except New York, and in certain possessions and territories.

Regulation

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell contracts. This contract has been filed with and, as necessary, approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell contracts. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations with respect to the Separate Account and the contracts.

Discount For Employees Of Sammons Enterprises, Inc.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland National Life Insurance Company is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life Insurance Company will be paid into the employee's contract during the first year. All other contract provisions will apply.


Legal Matters

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided legal advice relating to certain matters under the federal securities laws. We are not currently involved in any material legal proceedings.

Financial Matters

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this SAI and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this SAI and in the registration statement. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Additional Information

We have filed a Registration Statement relating to the Separate Account ad the variable life insurance contract described in this SAI with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in the prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

                                   Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the contract fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. These fees and charges would have reduced the performance shown. Therefore, these returns do not show how actual investment performance will affect contract benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland National Life Insurance Company may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Historical Annualized Returns

As of December 31, 2002.

----------------------------------------------------------------------------------------------------
                Investment Division                    Date of       1-Year      5-Year   Life of
                                                      Inception                             Fund

----------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                       01/09/1989     -33.63%     -0.97%    11.03%
----------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/1995     -34.54%     2.31%     12.52%
----------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio                05/03/1993     -30.21%     3.36%     11.51%
----------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio         09/21/1988     -26.92%     -9.75%    7.43%
----------------------------------------------------------------------------------------------------
American Century  VP Value                            05/01/1996     -13.43%     2.94%     7.41%
----------------------------------------------------------------------------------------------------
American Century VP Balanced                          05/01/1991     -10.39%     0.66%     5.91%
----------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation              11/20/1987     -21.94%     -1.02%    5.14%
----------------------------------------------------------------------------------------------------
American Century VP Income & Growth                   10/30/1997     -20.12%     -1.14%    0.29%
----------------------------------------------------------------------------------------------------
American Century VP International                     05/01/1994     -21.12%     -2.69%    2.32%
----------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                             12/28/1998     -10.66%      N/A      14.61%
----------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund                09/21/1999     -15.69%      N/A      0.91%
----------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                   05/22/1997     -25.16%     4.28%     5.54%
----------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                           12/11/1989     -18.80%     2.18%     10.21%
----------------------------------------------------------------------------------------------------
Lord Abbett International                             09/15/1999     -18.47%      N/A     -15.84%
----------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                             09/15/1999     -10.62%      N/A      11.25%
----------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                        07/24/1995     -34.39%     -4.32%    3.71%
----------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                        10/09/1995     -21.70%     -3.74%    4.70%
----------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                          05/01/1998     -32.28%      N/A      1.65%
----------------------------------------------------------------------------------------------------
MFS VIT Research Series                               07/26/1995     -25.25%     -3.74%    3.74%
----------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                    09/01/1989     -3.73%      -5.02%    1.74%
----------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                   01/03/1995     -16.31%     -2.39%    5.99%
----------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                          09/06/1989     -9.57%      0.53%     7.37%
----------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                                01/03/1995     -9.56%      0.20%     5.23%
----------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                              01/03/1995     -10.19%     2.76%     11.24%
----------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                           10/09/1986     -17.72%     -0.61%    9.03%
----------------------------------------------------------------------------------------------------
VIP Growth & Income                                   12/31/1996     -17.39%     -0.18%    3.98%
----------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    01/03/1995     -22.58%     -7.20%    3.95%
----------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  10/09/1986     -30.77%     -1.27%    9.39%
----------------------------------------------------------------------------------------------------
VIP High Income Portfolio                             09/19/1985      2.50%      -6.90%    5.78%
----------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                               08/27/1992     -22.98%     -1.75%    8.36%
----------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                   12/05/1988      9.34%      6.49%     7.01%
----------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                            04/01/1982      0.76%      3.60%     5.35%
----------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                                01/28/1987     -21.03%     -4.83%    3.28%




Historical Cumulative Returns

As of December 31, 2002.

               Investment Division                    Date of       1-Year       5-Year      Life of
                                                     Inception                                Fund

-------------------------------------------------------------------------------------------------------
Alger American Growth Portfolio                     01/09/1989     -33.63%       -4.76%      331.93%
-------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio           01/25/1995     -34.54%       12.10%      155.04%
-------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio              05/03/1993     -30.21%       17.97%      186.72%
-------------------------------------------------------------------------------------------------------
Alger American Small Capitalization Portfolio       09/21/1988     -26.92%      -40.13%      178.37%
-------------------------------------------------------------------------------------------------------
American Century  VP Value                          05/01/1996     -13.43%       15.59%      61.10%
-------------------------------------------------------------------------------------------------------
American Century VP Balanced                        05/01/1991     -10.39%       3.34%       95.52%
-------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation            11/20/1987     -21.94%       -5.00%      113.40%
-------------------------------------------------------------------------------------------------------
American Century VP Income & Growth                 10/30/1997     -20.12%       -5.57%       1.51%
-------------------------------------------------------------------------------------------------------
American Century VP International                   05/01/1994     -21.12%      -12.75%      22.01%
-------------------------------------------------------------------------------------------------------
FI  VIP Mid Cap Portfolio                           12/28/1998     -10.66%        N/A        72.80%
-------------------------------------------------------------------------------------------------------
INVESCO  VIF - Financial Services Fund              09/21/1999     -15.69%        N/A         3.02%
-------------------------------------------------------------------------------------------------------
INVESCO  VIF - Health Sciences Fund                 05/22/1997     -25.16%       23.31%      35.35%
-------------------------------------------------------------------------------------------------------
Lord Abbett Growth & Income                         12/11/1989     -18.80%       11.39%      256.07%
-------------------------------------------------------------------------------------------------------
Lord Abbett International                           09/15/1999     -18.47%        N/A        -43.36%
-------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value                           09/15/1999     -10.62%        N/A        42.10%
-------------------------------------------------------------------------------------------------------
MFS VIT Emerging Growth Series                      07/24/1995     -34.39%      -19.81%      31.15%
-------------------------------------------------------------------------------------------------------
MFS VIT Investors Trust Series                      10/09/1995     -21.70%      -17.35%      39.40%
-------------------------------------------------------------------------------------------------------
MFS VIT New Discovery Series                        05/01/1998     -32.28%        N/A         7.94%
-------------------------------------------------------------------------------------------------------
MFS VIT Research Series                             07/26/1995     -25.25%      -17.35%      31.41%
-------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund                  09/01/1989      -3.73%      -22.70%      25.87%
-------------------------------------------------------------------------------------------------------
VIP Asset Manager: Growth Portfolio                 01/03/1995     -16.31%      -11.39%      59.24%
-------------------------------------------------------------------------------------------------------
VIP Assett Manager Portfolio                        09/06/1989      -9.57%       2.68%       157.96%
-------------------------------------------------------------------------------------------------------
VIP Balanced Portfolio                              01/03/1995      -9.56%       1.00%       50.33%
-------------------------------------------------------------------------------------------------------
VIP Contrafund Portfolio                            01/03/1995     -10.19%       14.58%      134.40%
-------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio                         10/09/1986     -17.72%       -3.01%      307.09%
-------------------------------------------------------------------------------------------------------
VIP Growth & Income                                 12/31/1996     -17.39%       -0.90%      26.40%
-------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                  01/03/1995     -22.58%      -31.18%      36.32%
-------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                10/09/1986     -30.77%       -6.19%      329.47%
-------------------------------------------------------------------------------------------------------
VIP High Income Portfolio                           09/19/1985      2.50%       -30.06%      164.25%
-------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio                             08/27/1992     -22.98%       -8.45%      129.57%
-------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio                 12/05/1988      9.34%        36.94%      159.58%
-------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio                          04/01/1982      0.76%        19.34%      195.12%
-------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio                              01/28/1987     -21.03%      -21.93%      67.24%
-------------------------------------------------------------------------------------------------------



                                  ILLUSTRATIONS

Midland National Life Insurance Company may provide individual hypothetical illustrations of contract fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the contract fund and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.

                              FINANCIAL STATEMENTS

The financial statements of Midland National Life Insurance Company included in this SAI should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland National Life Insurance Company to meet its obligations under the contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

________________________________________________________________________________

Midland National Life
Insurance Company
Separate Account A

Report on Audited Financial Statements at and for the Years Ended December 31, 2002
and 2001

Midland National Life Insurance Company
Separate Account A
Index to Report on Audited Financial Statements

--------------------------------------------------------------------------------


                                                                  Page(s)

Report of Independent Accountants                                    1

Statement of Portfolios                                            2-36

Notes to Financial Statements                                      37-48

                            Report of Independent Accountants

The Board of Directors and Stockholder Midland National Life Insurance Company and Policyholders of Separate Account A:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Midland National Life Insurance Company Separate Account A (consisting of the portfolios of the Fidelity Variable Insurance Products Fund I, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund III, the American Century Variable Portfolios, Inc., the Massachusetts Financial Services Variable Insurance Trust, the Lord Abbett Series Fund, Inc., the Alger American Fund, the INVESCO Variable Investment Funds, Inc., the LEVCO Series Trust, and the Van Eck Worldwide Insurance Trust) at December 31, 2002, and the results of each of the portfolios' operations and changes in each of the portfolios' net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Midland National Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at December 31, 2002, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

March 11, 2003

Midland National Life Insurance Company
Separate Account A
Accumulated Total for All Portfolios

-----------------------------------------------------------------------------------------------------------------------------
           Statement of Assets and Liabilities                                  Statement of Operations
                  At December 31, 2002                                     For the year ended December 31, 2002



ASSETS:                                                           INVESTMENT INCOME:
    Investment in Portfolios, at net asset                          Dividend income                             $   2,380,664
        value (cost $245,890,904)               $ 195,388,047       Capital gains distributions                       547,339
                                                                                                             -----------------

LIABILITIES                                                 -                                                       2,928,003
                                              ----------------

NET ASSETS                                      $ 195,388,047       Expenses:
                                              ----------------
                                                                      Administrative expense                          102,354
Number of units outstanding                        17,091,037         Mortality and expense risk                    1,765,476
                                              ----------------                                               -----------------

                                                                        Net investment income                       1,060,173

                                                                  REALIZED AND UNREALIZED GAINS
                                                                      (LOSSES) ON INVESTMENTS:
                                                                    Net realized losses on investments            (29,746,126)
                                                                    Net unrealized depreciation on
                                                                        investments                               (17,098,701)
                                                                                                             -----------------

                                                                  Net decrease in net assets resulting from
                                                                      operations                                $ (45,784,654)
                                                                                                             -----------------

------------------------------------------------------------------------------------------------------------------------------

     Statement of Changes in Net Assets
       For the years ended December 31, 2002 and 2001

                                                                                                2002               2001

Net assets at beginning of year                                                              $ 206,512,467      $ 191,426,037

Net decrease in net assets resulting from operations                                           (45,784,654)       (28,449,900)

Capital shares transactions:
    Net premiums                                                                                67,833,227         72,551,638
    Transfers of policy loans                                                                   (1,895,814)        (2,946,479)
    Transfers of cost of insurance                                                             (20,901,819)       (18,345,738)
    Transfers of surrenders                                                                     (7,593,708)        (6,703,980)
    Transfers of death benefits                                                                   (650,872)          (379,984)
    Transfers of other terminations                                                               (440,738)          (517,953)
    Interfund and net transfers to general account                                              (1,690,042)          (121,174)
                                                                                          -----------------  -----------------

      Net increase in net assets from capital share transactions                                34,660,234         43,536,330
                                                                                          -----------------  -----------------

Total (decrease) increase in net assets                                                        (11,124,420)        15,086,430
                                                                                          -----------------  -----------------

Net assets at end of year                                                                    $ 195,388,047      $ 206,512,467
                                                                                          -----------------  -----------------



    The accompanying notes are an integral part of the financial statements.


Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Money Market Portfolio

------------------------------------------------------------------------------------------

          Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                    For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 5,430,733                               Dividend income                                $   95,033
        shares at net asset value of  $1.00                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $5,430,733)                $  5,430,733
                                                                                                                        95,033

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,430,733        Administrative expense                            2,191
                                               -----------------
                                                                       Mortality and expense risk                       49,538
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          43,304

Product Group 1            319,535     $12.28      $  3,923,884    REALIZED AND UNREALIZED GAINS
Product Group 2             19,284     $11.09           213,863        (LOSSES) ON INVESTMENTS:
Product Group 3             70,119     $18.44         1,292,986      Net realized gains on investments                       -
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           408,938                 $  5,430,733          investments                                         -
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                   $   43,304
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  6,055,922       $  2,994,767

Net increase in net assets resulting from operations                                                 43,304            134,390

Capital shares transactions:
    Net premiums                                                                                  2,504,733          5,644,189
    Transfers of policy loans                                                                       (50,541)            (5,092)
    Transfers of cost of insurance                                                                 (598,658)          (302,491)
    Transfers of surrenders                                                                        (176,262)          (380,032)
    Transfers of death benefits                                                                      (8,261)              (627)
    Transfers of other terminations                                                                    (197)           (10,451)
    Interfund and net transfers to general account                                               (2,339,307)        (2,018,731)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (668,493)         2,926,765
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (625,189)         3,061,155
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,430,733       $  6,055,922
                                                                                            ----------------  -----------------

The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I High Income Portfolio

------------------------------------------------------------------------------------------

                  Statement of Assets and Liabilities                                   Statement of Operations
                       At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 485,596                                 Dividend income                               $   269,539
        shares at net asset value of  $5.93                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $3,348,964)                $  2,879,583
                                                                                                                       269,539

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,879,583        Administrative expense                            2,882
                                               -----------------
                                                                       Mortality and expense risk                       23,723
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         242,934

Product Group 1            169,959      $7.80      $  1,325,680    REALIZED AND UNREALIZED GAINS
Product Group 2              4,315      $6.97            30,078        (LOSSES) ON INVESTMENTS:
Product Group 3             77,469     $19.67         1,523,825      Net realized losses on investments               (630,819)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           251,743                 $  2,879,583          investments                                   459,724
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                   $   71,839
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,549,739       $  2,769,834

Net increase (decrease) in net assets resulting from operations                                      71,839           (365,802)

Capital shares transactions:
    Net premiums                                                                                    734,853            747,864
    Transfers of policy loans                                                                       (19,177)           (52,756)
    Transfers of cost of insurance                                                                 (332,643)          (318,770)
    Transfers of surrenders                                                                        (116,223)           (71,186)
    Transfers of death benefits                                                                      (1,433)            (5,617)
    Transfers of other terminations                                                                  (4,827)            (5,500)
    Interfund and net transfers to general account                                                   (2,545)          (148,328)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    258,005            145,707
                                                                                            ----------------  -----------------

Total increase (decrease) in net assets                                                             329,844           (220,095)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,879,583       $  2,549,739
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Equity-Income Portfolio

------------------------------------------------------------------------------------------

         Statement of Assets and Liabilities                                   Statement of Operations
              At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,080,792                               Dividend income                               $   475,360
        shares at net asset value of  $18.16                         Capital gains distributions                       349,245
                                                                                                              -----------------
        per share (cost $24,162,112)               $ 19,627,178
                                                                                                                       824,605

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $ 19,627,178        Administrative expense                           18,623
                                               -----------------
                                                                       Mortality and expense risk                      186,725
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         619,257

Product Group 1            979,148     $11.27      $ 11,035,003    REALIZED AND UNREALIZED GAINS
Product Group 2             40,470      $8.43           341,164        (LOSSES) ON INVESTMENTS:
Product Group 3            223,665     $36.89         8,251,011      Net realized losses on investments             (1,273,470)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                         1,243,283                 $ 19,627,178          investments                                (3,473,542)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (4,127,755)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $ 21,808,160       $ 21,063,063

Net (decrease) increase in net assets resulting from operations                                  (4,127,755)        (1,270,094)

Capital shares transactions:
    Net premiums                                                                                  4,349,869          4,401,416
    Transfers of policy loans                                                                      (220,048)          (360,380)
    Transfers of cost of insurance                                                               (1,781,384)        (1,642,000)
    Transfers of surrenders                                                                        (810,174)          (764,887)
    Transfers of death benefits                                                                     (59,566)           (21,566)
    Transfers of other terminations                                                                 (68,927)           (61,676)
    Interfund and net transfers to general account                                                  537,003            464,284
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,946,773          2,015,191
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (2,180,982)           745,097
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 19,627,178       $ 21,808,160
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Growth Portfolio

------------------------------------------------------------------------------------------

         Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                           For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,443,063                               Dividend income                               $    94,277
        shares at net asset value of  $23.44                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $51,350,076)              $  33,825,399
                                                                                                                        94,277

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                        $  33,825,399        Administrative expense                           32,766
                                               -----------------
                                                                       Mortality and expense risk                      341,971
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                          (280,460)

Product Group 1          1,828,370     $10.73     $  19,618,414    REALIZED AND UNREALIZED GAINS
Product Group 2            180,661      $5.05           912,340        (LOSSES) ON INVESTMENTS:
Product Group 3            354,524     $37.50        13,294,645      Net realized losses on investments             (7,873,135)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                         2,363,555                $  33,825,399          investments                                (6,196,513)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                $ (14,350,108)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                               $  44,809,920      $  48,923,881

Net decrease in net assets resulting from operations                                            (14,350,108)        (9,399,431)

Capital shares transactions:
    Net premiums                                                                                 10,563,965         12,154,741
    Transfers of policy loans                                                                      (370,201)          (732,846)
    Transfers of cost of insurance                                                               (3,901,008)        (3,737,903)
    Transfers of surrenders                                                                      (1,774,681)        (1,888,366)
    Transfers of death benefits                                                                     (68,854)           (75,188)
    Transfers of other terminations                                                                (111,727)          (124,414)
    Interfund and net transfers to general account                                                 (971,907)          (310,554)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  3,365,587          5,285,470
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                         (10,984,521)        (4,113,961)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                     $  33,825,399      $  44,809,920
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Overseas Portfolio

-------------------------------------------------------------------------------

               Statement of Assets and Liabilities                                   Statement of Operations
                   At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 427,363                                 Dividend income                                $   40,092
        shares at net asset value of  $10.98                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $6,850,940)                $  4,692,450
                                                                                                                        40,092

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,692,450        Administrative expense                            5,291
                                               -----------------
                                                                       Mortality and expense risk                       46,532
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (11,731)

Product Group 1            304,522      $7.79      $  2,372,227    REALIZED AND UNREALIZED GAINS
Product Group 2             18,372      $5.01            92,043        (LOSSES) ON INVESTMENTS:
Product Group 3            132,709     $16.79         2,228,180      Net realized losses on investments             (1,225,318)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           455,603                 $  4,692,450          investments                                    18,251
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,218,798)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  5,628,966       $  6,824,791

Net decrease in net assets resulting from operations                                             (1,218,798)        (1,508,618)

Capital shares transactions:
    Net premiums                                                                                  1,244,509          1,540,973
    Transfers of policy loans                                                                       (25,983)          (117,020)
    Transfers of cost of insurance                                                                 (523,903)          (546,316)
    Transfers of surrenders                                                                        (258,573)          (291,167)
    Transfers of death benefits                                                                      (9,668)            (6,759)
    Transfers of other terminations                                                                  (9,113)           (35,945)
    Interfund and net transfers to general account                                                 (134,987)          (230,973)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    282,282            312,793
                                                                                            ----------------  -----------------

Total decrease in net assets                                                                       (936,516)        (1,195,825)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,692,450       $  5,628,966
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund I Midcap Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 245,110                                 Dividend income                                $   21,217
        shares at net asset value of  $17.51                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $4,492,212)                $  4,291,869
                                                                                                                        21,217

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,291,869        Administrative expense                              242
                                               -----------------
                                                                       Mortality and expense risk                       27,209
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (6,234)

Product Group 1            432,940      $8.58      $  3,714,626    REALIZED AND UNREALIZED GAINS
Product Group 2             46,142      $8.66           399,587        (LOSSES) ON INVESTMENTS:
Product Group 3             19,289      $9.21           177,656      Net realized losses on investments                (69,619)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           498,371                 $  4,291,869          investments                                  (276,300)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (352,153)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,069,043        $   762,013

Net (decrease) increase in net assets resulting from operations                                    (352,153)            21,460

Capital shares transactions:
    Net premiums                                                                                  2,147,073          1,208,433
    Transfers of policy loans                                                                       (17,838)           (52,554)
    Transfers of cost of insurance                                                                 (273,033)          (117,072)
    Transfers of surrenders                                                                         (61,582)           (44,672)
    Transfers of death benefits                                                                     (96,376)                 -
    Transfers of other terminations                                                                  (1,426)            (5,248)
    Interfund and net transfers to general account                                                  878,161            296,683
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,574,979          1,285,570
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      2,222,826          1,307,030
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,291,869       $  2,069,043
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Asset Manager Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 545,912                                 Dividend income                               $   262,173
        shares at net asset value of  $12.75                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $8,177,690)                $  6,960,372
                                                                                                                       262,173

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  6,960,372        Administrative expense                            9,138
                                               -----------------
                                                                       Mortality and expense risk                       61,618
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         191,417

Product Group 1            215,345     $11.49      $  2,474,319    REALIZED AND UNREALIZED GAINS
Product Group 2              5,389      $8.28            44,618        (LOSSES) ON INVESTMENTS:
Product Group 3            177,871     $24.97         4,441,435      Net realized losses on investments               (468,713)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           398,605                 $  6,960,372          investments                                  (426,095)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (703,391)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  7,173,216       $  7,340,554

Net decrease in net assets resulting from operations                                               (703,391)          (371,087)

Capital shares transactions:
    Net premiums                                                                                  1,300,501          1,254,470
    Transfers of policy loans                                                                       (43,610)          (159,441)
    Transfers of cost of insurance                                                                 (563,492)          (474,507)
    Transfers of surrenders                                                                        (239,598)          (201,449)
    Transfers of death benefits                                                                     (12,793)           (41,736)
    Transfers of other terminations                                                                  (8,788)           (14,858)
    Interfund and net transfers to general account                                                   58,327           (158,730)
                                                                                            ----------------  -----------------

      Net increase (decrease) in net assets from capital share transactions                         490,547            203,749
                                                                                            ----------------  -----------------

Total decrease in net assets                                                                       (212,844)          (167,338)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,960,372       $  7,173,216
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Investment Grade Bond Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 410,254                                 Dividend income                                $   99,820
        shares at net asset value of  $13.70                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $5,348,509)                $  5,620,482
                                                                                                                        99,820

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,620,482        Administrative expense                            2,152
                                               -----------------
                                                                       Mortality and expense risk                       33,372
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          64,296

Product Group 1            268,293     $14.71      $  3,946,597    REALIZED AND UNREALIZED GAINS
Product Group 2             36,927     $13.11           484,112        (LOSSES) ON INVESTMENTS:
Product Group 3             54,303     $21.91         1,189,773      Net realized gains on investments                  82,499
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           359,523                 $  5,620,482          investments                                   211,440
                       ------------            -----------------                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                  $   358,235
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  2,446,133       $  1,828,843

Net increase in net assets resulting from operations                                                358,235            137,705

Capital shares transactions:
    Net premiums                                                                                  1,644,863            584,144
    Transfers of policy loans                                                                       (14,796)           (30,215)
    Transfers of cost of insurance                                                                 (324,634)          (120,279)
    Transfers of surrenders                                                                         (97,680)           (38,188)
    Transfers of death benefits                                                                     (31,526)           (17,774)
    Transfers of other terminations                                                                  (4,985)            (6,822)
    Interfund and net transfers to general account                                                1,644,872            108,719
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  2,816,114            479,585
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      3,174,349            617,290
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,620,482       $  2,446,133
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Index 500 Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 268,224                                 Dividend income                               $   345,247
        shares at net asset value of  $99.92                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $34,280,862)               $ 26,800,947
                                                                                                                       345,247

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $ 26,800,947        Administrative expense                            9,413
                                               -----------------
                                                                       Mortality and expense risk                      244,488
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          91,346

Product Group 1          2,018,355     $10.66      $ 21,515,661    REALIZED AND UNREALIZED GAINS
Product Group 2            185,353      $6.11         1,132,507        (LOSSES) ON INVESTMENTS:
Product Group 3            197,940     $20.98         4,152,779      Net realized losses on investments             (4,117,851)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                         2,401,648                 $ 26,800,947          investments                                (3,209,018)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (7,235,523)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $ 29,306,628       $ 28,485,189

Net decrease in net assets resulting from operations                                             (7,235,523)        (3,914,973)

Capital shares transactions:
    Net premiums                                                                                  9,967,140          9,919,450
    Transfers of policy loans                                                                      (326,105)          (436,827)
    Transfers of cost of insurance                                                               (3,197,520)        (3,006,501)
    Transfers of surrenders                                                                        (939,097)          (827,609)
    Transfers of death benefits                                                                     (57,551)           (80,485)
    Transfers of other terminations                                                                 (67,892)           (56,935)
    Interfund and net transfers to general account                                                 (649,133)          (774,681)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  4,729,842          4,736,412
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (2,505,681)           821,439
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 26,800,947       $ 29,306,628
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Contrafund Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,305,872                               Dividend income                               $   198,149
        shares at net asset value of  $18.10                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $27,298,894)               $ 23,636,282
                                                                                                                       198,149

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $ 23,636,282        Administrative expense                           10,599
                                               -----------------
                                                                       Mortality and expense risk                      217,826
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (30,276)

Product Group 1          1,339,738     $13.41      $ 17,965,884    REALIZED AND UNREALIZED GAINS
Product Group 2            128,314      $7.32           939,256        (LOSSES) ON INVESTMENTS:
Product Group 3            238,345     $19.85         4,731,142      Net realized losses on investments             (2,722,874)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                         1,706,397                 $ 23,636,282          investments                                    87,591
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (2,665,559)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $ 24,521,124       $ 23,682,213

Net decrease in net assets resulting from operations                                             (2,665,559)        (3,186,849)

Capital shares transactions:
    Net premiums                                                                                  6,861,266          7,754,025
    Transfers of policy loans                                                                      (254,625)          (374,971)
    Transfers of cost of insurance                                                               (2,308,703)        (2,200,936)
    Transfers of surrenders                                                                      (1,384,569)          (971,003)
    Transfers of death benefits                                                                    (114,428)           (60,572)
    Transfers of other terminations                                                                 (52,933)           (52,760)
    Interfund and net transfers to general account                                                 (965,291)           (68,023)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,780,717          4,025,760
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (884,842)           838,911
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $ 23,636,282       $ 24,521,124
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund II Asset Manager: Growth Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 355,002                                 Dividend income                               $   115,995
        shares at net asset value of  $10.33                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $4,589,193)                $  3,667,172
                                                                                                                       115,995

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  3,667,172        Administrative expense                            2,517
                                               -----------------
                                                                       Mortality and expense risk                       36,763
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          76,715

Product Group 1            246,405     $10.07      $  2,481,296    REALIZED AND UNREALIZED GAINS
Product Group 2              6,070      $6.75            40,972        (LOSSES) ON INVESTMENTS:
Product Group 3             77,358     $14.80         1,144,904      Net realized losses on investments               (755,577)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           329,833                 $  3,667,172          investments                                   (68,875)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (747,737)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  4,600,171       $  4,217,105

Net decrease in net assets resulting from operations                                               (747,737)          (373,338)

Capital shares transactions:
    Net premiums                                                                                    973,864          1,413,105
    Transfers of policy loans                                                                       (71,982)           (49,160)
    Transfers of cost of insurance                                                                 (403,864)          (402,563)
    Transfers of surrenders                                                                        (172,342)          (105,771)
    Transfers of death benefits                                                                      (8,019)            (8,107)
    Transfers of other terminations                                                                  (7,258)            (7,911)
    Interfund and net transfers to general account                                                 (495,661)           (83,189)
                                                                                            ----------------  -----------------

      Net (decrease) increase in net assets from capital share transactions                        (185,262)           756,404
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (932,999)           383,066
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,667,172       $  4,600,171
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund III Balanced Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 171,403                                 Dividend income                                $   52,021
        shares at net asset value of  $12.16                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $2,266,601)                $  2,084,265
                                                                                                                        52,021

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,084,265        Administrative expense                              136
                                               -----------------
                                                                       Mortality and expense risk                       17,249
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          34,636

Product Group 1            175,948     $11.26      $  1,981,176    REALIZED AND UNREALIZED GAINS
Product Group 2              3,037      $8.47            25,724        (LOSSES) ON INVESTMENTS:
Product Group 3              6,739     $11.48            77,365      Net realized losses on investments               (133,045)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           185,724                 $  2,084,265          investments                                   (94,299)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (192,708)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  1,912,742       $  1,601,392

Net decrease in net assets resulting from operations                                               (192,708)           (38,907)

Capital shares transactions:
    Net premiums                                                                                    689,969            672,974
    Transfers of policy loans                                                                       (28,331)           (14,373)
    Transfers of cost of insurance                                                                 (230,403)          (183,279)
    Transfers of surrenders                                                                         (43,710)           (50,454)
    Transfers of death benefits                                                                      (8,155)            (8,212)
    Transfers of other terminations                                                                  (4,771)            (2,052)
    Interfund and net transfers to general account                                                  (10,368)           (64,347)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    364,231            350,257
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        171,523            311,350
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,084,265       $  1,912,742
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund III Growth & Income Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 472,390                                 Dividend income                                $   68,430
        shares at net asset value of  $10.86                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $6,121,708)                $  5,130,153
                                                                                                                        68,430

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,130,153        Administrative expense                              614
                                               -----------------
                                                                       Mortality and expense risk                       46,495
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          21,321

Product Group 1            402,236     $11.78      $  4,738,344    REALIZED AND UNREALIZED GAINS
Product Group 2             13,388      $7.22            96,663        (LOSSES) ON INVESTMENTS:
Product Group 3             24,272     $12.16           295,146      Net realized losses on investments               (629,310)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           439,896                 $  5,130,153          investments                                  (409,819)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,017,808)
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  5,539,047       $  5,361,211

Net decrease in net assets resulting from operations                                             (1,017,808)          (512,202)

Capital shares transactions:
    Net premiums                                                                                  1,643,089          1,944,919
    Transfers of policy loans                                                                       (39,267)          (106,334)
    Transfers of cost of insurance                                                                 (629,111)          (615,007)
    Transfers of surrenders                                                                        (228,342)          (132,857)
    Transfers of death benefits                                                                     (14,869)           (11,457)
    Transfers of other terminations                                                                  (7,445)           (12,700)
    Interfund and net transfers to general account                                                 (115,141)          (376,526)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    608,914            690,038
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (408,894)           177,836
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,130,153       $  5,539,047
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Fidelity Variable Insurance Products Fund III Growth Opportunities Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 523,434                                 Dividend income                                $   65,278
        shares at net asset value of  $11.71                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $8,022,134)                $  6,129,407
                                                                                                                        65,278

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  6,129,407        Administrative expense                              673
                                               -----------------
                                                                       Mortality and expense risk                       56,731
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           7,874

Product Group 1            705,362      $8.08      $  5,699,328    REALIZED AND UNREALIZED GAINS
Product Group 2              4,595      $5.46            25,087        (LOSSES) ON INVESTMENTS:
Product Group 3             48,271      $8.39           404,992      Net realized losses on investments             (1,258,813)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           758,228                 $  6,129,407          investments                                  (396,061)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,647,000)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  6,951,789       $  7,012,526

Net decrease in net assets resulting from operations                                             (1,647,000)        (1,104,803)

Capital shares transactions:
    Net premiums                                                                                  2,059,274          2,539,799
    Transfers of policy loans                                                                       (92,728)           (92,928)
    Transfers of cost of insurance                                                                 (816,090)          (842,311)
    Transfers of surrenders                                                                        (305,281)          (195,709)
    Transfers of death benefits                                                                      (2,465)           (24,964)
    Transfers of other terminations                                                                 (19,011)           (18,555)
    Interfund and net transfers to general account                                                      919           (321,266)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    824,618          1,044,066
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (822,382)           (60,737)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,129,407       $  6,951,789
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Balanced Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 195,468                                 Dividend income                                $   23,746
        shares at net asset value of  $5.81                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,235,602)                $  1,135,668
                                                                                                                        23,746

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,135,668        Administrative expense                               15
                                               -----------------
                                                                       Mortality and expense risk                        8,895
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                          14,836

Product Group 1             96,220     $11.52      $  1,108,459    REALIZED AND UNREALIZED GAINS
Product Group 2              1,294      $8.37            10,832        (LOSSES) ON INVESTMENTS:
Product Group 3              1,400     $11.70            16,377      Net realized losses on investments                (75,367)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            98,914                 $  1,135,668          investments                                   (45,052)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (105,583)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   888,981        $   655,058

Net decrease in net assets resulting from operations                                               (105,583)           (30,813)

Capital shares transactions:
    Net premiums                                                                                    513,385            384,171
    Transfers of policy loans                                                                       (18,902)            (6,099)
    Transfers of cost of insurance                                                                 (125,899)           (91,365)
    Transfers of surrenders                                                                         (28,042)           (18,352)
    Transfers of death benefits                                                                      (1,371)                 -
    Transfers of other terminations                                                                    (841)            (2,142)
    Interfund and net transfers to general account                                                   13,940             (1,477)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    352,270            264,736
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        246,687            233,923
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,135,668        $   888,981
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Capital Appreciation Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 407,015                                 Dividend income                                 $       -
        shares at net asset value of  $5.91                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $2,973,447)                $  2,405,459
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,405,459        Administrative expense                              454
                                               -----------------
                                                                       Mortality and expense risk                       22,935
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (23,389)

Product Group 1            212,456     $10.10      $  2,145,809    REALIZED AND UNREALIZED GAINS
Product Group 2             20,441      $6.09           124,487        (LOSSES) ON INVESTMENTS:
Product Group 3             12,632     $10.70           135,163      Net realized losses on investments               (830,070)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           245,529                 $  2,405,459          investments                                   195,992
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (657,467)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,616,705       $  2,614,605

Net decrease in net assets resulting from operations                                               (657,467)          (876,458)

Capital shares transactions:
    Net premiums                                                                                  1,004,219          1,479,989
    Transfers of policy loans                                                                       (29,249)           (33,242)
    Transfers of cost of insurance                                                                 (339,503)          (315,570)
    Transfers of surrenders                                                                         (38,695)           (45,607)
    Transfers of death benefits                                                                     (59,696)               (78)
    Transfers of other terminations                                                                  (4,164)            (2,006)
    Interfund and net transfers to general account                                                  (86,691)          (204,928)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    446,221            878,558
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (211,246)             2,100
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,405,459       $  2,616,705
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. International Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 1,018,885                               Dividend income                                $   39,695
        shares at net asset value of  $5.21                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $7,091,188)                $  5,308,390
                                                                                                                        39,695

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  5,308,390        Administrative expense                              672
                                               -----------------
                                                                       Mortality and expense risk                       47,862
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (8,839)

Product Group 1            536,913      $9.07      $  4,869,799    REALIZED AND UNREALIZED GAINS
Product Group 2             32,423      $4.62           149,792        (LOSSES) ON INVESTMENTS:
Product Group 3             30,496      $9.47           288,799      Net realized losses on investments             (1,677,192)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           599,832                 $  5,308,390          investments                                   393,644
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,292,387)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  5,449,486       $  5,843,591

Net decrease in net assets resulting from operations                                             (1,292,387)        (1,975,205)

Capital shares transactions:
    Net premiums                                                                                  2,152,675          2,421,006
    Transfers of policy loans                                                                       (41,538)           (50,180)
    Transfers of cost of insurance                                                                 (597,031)          (597,389)
    Transfers of surrenders                                                                        (143,124)          (125,944)
    Transfers of death benefits                                                                      (5,084)              (410)
    Transfers of other terminations                                                                  (6,462)           (16,760)
    Interfund and net transfers to general account                                                 (208,145)           (49,223)
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,151,291          1,581,100
                                                                                            ----------------  -----------------

Total decrease in net assets                                                                       (141,096)          (394,105)
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  5,308,390       $  5,449,486
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Value Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 672,998                                 Dividend income                                $   30,594
        shares at net asset value of  $6.12                          Capital gains distributions                       197,571
                                                                                                              -----------------
        per share (cost $4,544,237)                $  4,118,748
                                                                                                                       228,165

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,118,748        Administrative expense                              619
                                               -----------------
                                                                       Mortality and expense risk                       34,701
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                         192,845

Product Group 1            279,177     $13.59      $  3,794,015    REALIZED AND UNREALIZED GAINS
Product Group 2              8,211     $11.47            94,177        (LOSSES) ON INVESTMENTS:
Product Group 3             16,386     $14.07           230,556      Net realized gains on investments                  37,114
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           303,774                 $  4,118,748          investments                                  (833,284)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (603,325)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  3,233,975       $  1,918,616

Net (decrease) increase in net assets resulting from operations                                    (603,325)           298,523

Capital shares transactions:
    Net premiums                                                                                  1,467,537          1,005,997
    Transfers of policy loans                                                                       (63,481)           (25,570)
    Transfers of cost of insurance                                                                 (350,205)          (223,343)
    Transfers of surrenders                                                                        (116,729)          (125,620)
    Transfers of death benefits                                                                      (7,012)                 -
    Transfers of other terminations                                                                 (15,972)           (15,300)
    Interfund and net transfers to general account                                                  573,960            400,672
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,488,098          1,016,836
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        884,773          1,315,359
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,118,748       $  3,233,975
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

American Century Variable Portfolios, Inc. Income and Growth Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                  At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 273,648                                 Dividend income                                $   14,408
        shares at net asset value of  $5.16                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,731,693)                $  1,412,025
                                                                                                                        14,408

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,412,025        Administrative expense                               91
                                               -----------------
                                                                       Mortality and expense risk                       12,294
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           2,023

Product Group 1            142,431      $8.98      $  1,279,030    REALIZED AND UNREALIZED GAINS
Product Group 2             14,393      $6.51            93,700        (LOSSES) ON INVESTMENTS:
Product Group 3              4,415      $8.90            39,295      Net realized losses on investments               (135,530)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           161,239                 $  1,412,025          investments                                  (186,668)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (320,175)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  1,426,734       $  1,128,552

Net decrease in net assets resulting from operations                                               (320,175)          (113,287)

Capital shares transactions:
    Net premiums                                                                                    523,390            600,041
    Transfers of policy loans                                                                       (14,649)           (13,354)
    Transfers of cost of insurance                                                                 (161,402)          (146,945)
    Transfers of surrenders                                                                         (53,872)           (21,619)
    Transfers of death benefits                                                                        (101)            (4,490)
    Transfers of other terminations                                                                  (1,123)            (7,974)
    Interfund and net transfers to general account                                                   13,223              5,810
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    305,466            411,469
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                             (14,709)           298,182
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,412,025       $  1,426,734
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

Emerging Growth Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 535,105                                 Dividend income                                 $       -
        shares at net asset value of  $11.91                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $8,492,242)                $  6,373,101
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  6,373,101        Administrative expense                              811
                                               -----------------
                                                                       Mortality and expense risk                       60,698
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (61,509)

Product Group 1            759,185      $7.60      $  5,769,807    REALIZED AND UNREALIZED GAINS
Product Group 2             85,250      $3.49           297,523        (LOSSES) ON INVESTMENTS:
Product Group 3             40,607      $7.53           305,771      Net realized losses on investments             (3,228,272)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                           885,042                 $  6,373,101          investments                                   319,970
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (2,969,811)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  8,123,686       $  7,413,717

Net decrease in net assets resulting from operations                                             (2,969,811)        (2,904,350)

Capital shares transactions:
    Net premiums                                                                                  3,385,736          4,420,007
    Transfers of policy loans                                                                       (39,975)           (86,182)
    Transfers of cost of insurance                                                               (1,007,902)          (989,771)
    Transfers of surrenders                                                                        (184,872)          (169,259)
    Transfers of death benefits                                                                     (18,635)           (11,554)
    Transfers of other terminations                                                                 (14,587)           (19,498)
    Interfund and net transfers to general account                                                 (900,539)           470,576
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,219,226          3,614,319
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                          (1,750,585)           709,969
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  6,373,101       $  8,123,686
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

Investors Trust Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 85,038                                  Dividend income                                $    5,711
        shares at net asset value of  $13.47                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,449,248)                $  1,145,465
                                                                                                                         5,711

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,145,465        Administrative expense                               48
                                               -----------------
                                                                       Mortality and expense risk                        9,854
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (4,191)

Product Group 1            141,327      $7.89      $  1,115,067    REALIZED AND UNREALIZED GAINS
Product Group 2              1,366      $6.53             8,922        (LOSSES) ON INVESTMENTS:
Product Group 3              2,746      $7.82            21,476      Net realized losses on investments               (108,805)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           145,439                 $  1,145,465          investments                                  (158,783)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (271,779)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  1,089,989        $   907,718

Net (decrease) increase in net assets resulting from operations                                    (271,779)          (174,102)

Capital shares transactions:
    Net premiums                                                                                    481,310            459,137
    Transfers of policy loans                                                                        (3,795)            (2,454)
    Transfers of cost of insurance                                                                 (141,556)          (115,982)
    Transfers of surrenders                                                                         (30,844)           (14,873)
    Transfers of death benefits                                                                           -                (80)
    Transfers of other terminations                                                                    (806)            (1,619)
    Interfund and net transfers to general account                                                   22,946             32,244
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    327,255            356,373
                                                                                            ----------------  -----------------

Total increase in net assets                                                                         55,476            182,271
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,145,465       $  1,089,989
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

New Discovery Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 345,529                                 Dividend income                                 $       -
        shares at net asset value of  $10.44                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $4,621,230)                $  3,607,321
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  3,607,321        Administrative expense                              719
                                               -----------------
                                                                       Mortality and expense risk                       34,641
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (35,360)

Product Group 1            239,271     $13.76      $  3,292,366    REALIZED AND UNREALIZED GAINS
Product Group 2              9,985      $6.27            62,603        (LOSSES) ON INVESTMENTS:
Product Group 3             18,514     $13.63           252,352      Net realized losses on investments               (606,977)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           267,770                 $  3,607,321          investments                                  (903,511)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,545,848)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  4,167,704       $  2,558,124

Net decrease in net assets resulting from operations                                             (1,545,848)          (140,742)

Capital shares transactions:
    Net premiums                                                                                  1,716,387          1,711,540
    Transfers of policy loans                                                                       (18,352)           (29,628)
    Transfers of cost of insurance                                                                 (389,493)          (322,554)
    Transfers of surrenders                                                                         (69,888)           (72,397)
    Transfers of death benefits                                                                        (944)               (73)
    Transfers of other terminations                                                                  (4,466)            (6,938)
    Interfund and net transfers to general account                                                 (247,779)           470,372
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    985,465          1,750,322
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (560,383)         1,609,580
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  3,607,321       $  4,167,704
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Massachusetts Financial Services Variable Insurance Trust

Research Series Portfolio
------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                  At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 259,092                                 Dividend income                                $    7,459
        shares at net asset value of  $10.78                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $3,584,605)                $  2,793,015
                                                                                                                         7,459

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,793,015        Administrative expense                              336
                                               -----------------
                                                                       Mortality and expense risk                       25,261
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (18,138)

Product Group 1            320,332      $7.99      $  2,559,449    REALIZED AND UNREALIZED GAINS
Product Group 2             21,173      $5.57           117,933        (LOSSES) ON INVESTMENTS:
Product Group 3             14,619      $7.91           115,633      Net realized losses on investments               (757,208)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           356,124                 $  2,793,015          investments                                   (73,771)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (849,117)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  2,933,918       $  2,068,139

Net decrease in net assets resulting from operations                                               (849,117)          (561,958)

Capital shares transactions:
    Net premiums                                                                                  1,249,396          1,506,984
    Transfers of policy loans                                                                       (15,414)           (19,561)
    Transfers of cost of insurance                                                                 (347,262)          (255,665)
    Transfers of surrenders                                                                         (84,841)           (25,368)
    Transfers of death benefits                                                                      (2,709)              (141)
    Transfers of other terminations                                                                  (2,015)            (5,843)
    Interfund and net transfers to general account                                                  (88,941)           227,331
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    708,214          1,427,737
                                                                                            ----------------  -----------------

Total (decrease) increase in net assets                                                            (140,903)           865,779
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,793,015       $  2,933,918
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Lord Abbett Series Fund, Inc. VC Growth & Income Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 212,633                                 Dividend income                                $   23,406
        shares at net asset value of  $18.83                         Capital gains distributions                           523
                                                                                                              -----------------
        per share (cost $4,532,601)                $  4,003,870
                                                                                                                        23,929

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,003,870        Administrative expense                              294
                                               -----------------
                                                                       Mortality and expense risk                       30,291
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (6,656)

Product Group 1            316,508     $11.43      $  3,617,690    REALIZED AND UNREALIZED GAINS
Product Group 2             19,404      $8.72           169,207        (LOSSES) ON INVESTMENTS:
Product Group 3             19,167     $11.32           216,973      Net realized losses on investments               (193,790)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           355,079                 $  4,003,870          investments                                  (505,376)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (705,822)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  3,115,424       $  1,443,931

Net decrease in net assets resulting from operations                                               (705,822)           (73,239)

Capital shares transactions:
    Net premiums                                                                                  1,880,160          1,550,894
    Transfers of policy loans                                                                       (15,166)           (23,672)
    Transfers of cost of insurance                                                                 (427,998)          (223,813)
    Transfers of surrenders                                                                         (64,071)           (23,541)
    Transfers of death benefits                                                                        (633)               (94)
    Transfers of other terminations                                                                  (5,558)            (7,410)
    Interfund and net transfers to general account                                                  227,534            472,368
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,594,268          1,744,732
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        888,446          1,671,493
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,003,870       $  3,115,424
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Lord Abbett Series Fund, Inc. VC Mid-Cap Value Portfolio

------------------------------------------------------------------------------------------

           Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 359,667                                 Dividend income                                $   27,851
        shares at net asset value of  $13.86                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $5,260,793)                $  4,984,990
                                                                                                                              27,851

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  4,984,990        Administrative expense                              866
                                               -----------------
                                                                       Mortality and expense risk                       37,085
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (10,100)

Product Group 1            280,728     $14.93      $  4,191,266    REALIZED AND UNREALIZED GAINS
Product Group 2             30,277     $14.64           443,260        (LOSSES) ON INVESTMENTS:
Product Group 3             23,825     $14.71           350,464      Net realized losses on investments                (31,425)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           334,830                 $  4,984,990          investments                                  (474,583)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (516,108)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  3,571,997        $   927,688

Net (decrease) increase in net assets resulting from operations                                    (516,108)           223,057

Capital shares transactions:
    Net premiums                                                                                  2,060,246          1,674,245
    Transfers of policy loans                                                                       (38,409)           (29,244)
    Transfers of cost of insurance                                                                 (353,821)          (201,159)
    Transfers of surrenders                                                                        (101,465)           (58,397)
    Transfers of death benefits                                                                        (466)                 -
    Transfers of other terminations                                                                 (14,970)            (9,049)
    Interfund and net transfers to general account                                                  377,986          1,044,856
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,929,101          2,421,252
                                                                                            ----------------  -----------------

Total increase in net assets                                                                      1,412,993          2,644,309
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  4,984,990       $  3,571,997
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

Lord Abbett Series Fund, Inc. VC International Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 55,315                                  Dividend income                                $    2,732
        shares at net asset value of  $5.10                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $313,863)                   $   282,105
                                                                                                                               2,732

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   282,105        Administrative expense                               31
                                               -----------------
                                                                       Mortality and expense risk                        2,040
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                             661

Product Group 1             47,213      $5.40       $   254,949    REALIZED AND UNREALIZED GAINS
Product Group 2              2,704      $4.24            11,463        (LOSSES) ON INVESTMENTS:
Product Group 3              2,928      $5.36            15,693      Net realized losses on investments                (37,290)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            52,845                  $   282,105          investments                                   (12,514)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $   (49,143)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   186,047        $   101,989

Net decrease in net assets resulting from operations                                                (49,143)           (66,804)

Capital shares transactions:
    Net premiums                                                                                    184,472            155,384
    Transfers of policy loans                                                                          (604)              (158)
    Transfers of cost of insurance                                                                  (36,732)           (28,596)
    Transfers of surrenders                                                                          (5,364)              (534)
    Transfers of death benefits                                                                           -                  -
    Transfers of other terminations                                                                       -             (2,671)
    Interfund and net transfers to general account                                                    3,429             27,437
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    145,201            150,862
                                                                                            ----------------  -----------------

Total increase in net assets                                                                         96,058             84,058
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   282,105        $   186,047
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund Growth Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 43,086                                  Dividend income                                 $     365
        shares at net asset value of  $24.63                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,324,806)                $  1,061,218
                                                                                                                           365

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,061,218        Administrative expense                               19
                                               -----------------
                                                                       Mortality and expense risk                        8,664
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (8,318)

Product Group 1            218,476      $4.71      $  1,029,024    REALIZED AND UNREALIZED GAINS
Product Group 2              4,903      $4.76            23,336        (LOSSES) ON INVESTMENTS:
Product Group 3              1,530      $5.79             8,858      Net realized losses on investments               (156,699)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           224,909                 $  1,061,218          investments                                  (219,752)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (384,769)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   817,449         $   80,823

Net decrease in net assets resulting from operations                                               (384,769)           (51,959)

Capital shares transactions:
    Net premiums                                                                                    928,666            736,161
    Transfers of policy loans                                                                          (900)                 9
    Transfers of cost of insurance                                                                 (134,891)           (52,687)
    Transfers of surrenders                                                                         (10,671)           (16,248)
    Transfers of death benefits                                                                        (971)                 -
    Transfers of other terminations                                                                       -               (812)
    Interfund and net transfers to general account                                                 (152,695)           122,162
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    628,538            788,585
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        243,769            736,626
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,061,218        $   817,449
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund MidCap Growth Portfolio

------------------------------------------------------------------------------------------

           Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 127,719                                 Dividend income                                 $       -
        shares at net asset value of  $12.45                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $1,958,259)                $  1,590,097
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  1,590,097        Administrative expense                               16
                                               -----------------
                                                                       Mortality and expense risk                       12,673
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (12,689)

Product Group 1            258,003      $5.63      $  1,452,556    REALIZED AND UNREALIZED GAINS
Product Group 2             22,829      $5.68           129,671        (LOSSES) ON INVESTMENTS:
Product Group 3              1,175      $6.70             7,870      Net realized losses on investments               (326,079)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           282,007                 $  1,590,097          investments                                  (187,902)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (526,670)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                    2002               2001

Net assets at beginning of year                                                                $  1,311,633        $   236,992

Net decrease in net assets resulting from operations                                               (526,670)           (16,146)

Capital shares transactions:
    Net premiums                                                                                    891,796          1,038,616
    Transfers of policy loans                                                                        (3,049)            (3,359)
    Transfers of cost of insurance                                                                 (186,319)           (88,052)
    Transfers of surrenders                                                                          (6,581)           (13,594)
    Transfers of death benefits                                                                           1                  -
    Transfers of other terminations                                                                       -             (1,165)
    Interfund and net transfers to general account                                                  109,286            158,341
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    805,134          1,090,787
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        278,464          1,074,641
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  1,590,097       $  1,311,633
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund Leveraged AllCap Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 135,745                                 Dividend income                                 $     192
        shares at net asset value of  $20.85                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $3,408,015)                $  2,830,287
                                                                                                                           192

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                         $  2,830,287        Administrative expense                               53
                                               -----------------
                                                                       Mortality and expense risk                       21,012
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                           (20,873)

Product Group 1            625,431      $4.10      $  2,564,268    REALIZED AND UNREALIZED GAINS
Product Group 2             54,000      $4.14           223,562        (LOSSES) ON INVESTMENTS:
Product Group 3              7,148      $5.94            42,457      Net realized losses on investments               (462,190)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           686,579                 $  2,830,287          investments                                  (568,053)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                 $ (1,051,116)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                $  1,935,789        $   625,949

Net decrease in net assets resulting from operations                                             (1,051,116)          (197,441)

Capital shares transactions:
    Net premiums                                                                                  1,721,234          1,396,002
    Transfers of policy loans                                                                       (17,850)           (38,796)
    Transfers of cost of insurance                                                                 (301,282)          (161,460)
    Transfers of surrenders                                                                         (43,792)            (6,434)
    Transfers of death benefits                                                                     (59,200)                 -
    Transfers of other terminations                                                                    (474)            (2,939)
    Interfund and net transfers to general account                                                  646,978            320,908
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                  1,945,614          1,507,281
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        894,498          1,309,840
                                                                                            ----------------  -----------------

Net assets at end of year                                                                      $  2,830,287       $  1,935,789
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A
Alger American Fund Small Capitalization Portfolio

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                 At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 67,789                                  Dividend income                                 $       -
        shares at net asset value of  $12.21                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $912,691)                   $   827,703
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   827,703        Administrative expense                               42
                                               -----------------
                                                                       Mortality and expense risk                        4,190
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                            (4,232)

Product Group 1            183,207      $4.07       $   745,652    REALIZED AND UNREALIZED GAINS
Product Group 2             16,135      $4.10            66,152        (LOSSES) ON INVESTMENTS:
Product Group 3              2,512      $6.33            15,899      Net realized losses on investments                (47,193)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                           201,854                  $   827,703          investments                                   (82,067)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $  (133,492)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                           For the years ended December 31, 2002 and 2001

                                                                                                 2002               2001

Net assets at beginning of year                                                                 $   270,350         $   33,163

Net decrease in net assets resulting from operations                                               (133,492)           (36,427)

Capital shares transactions:
    Net premiums                                                                                    679,179            230,962
    Transfers of policy loans                                                                           922                (92)
    Transfers of cost of insurance                                                                  (77,850)           (21,452)
    Transfers of surrenders                                                                          (2,743)            (2,843)
    Transfers of death benefits                                                                         (87)                 -
    Transfers of other terminations                                                                       -                  -
    Interfund and net transfers to general account                                                   91,424             67,039
                                                                                            ----------------  -----------------

      Net increase in net assets from capital share transactions                                    690,845            273,614
                                                                                            ----------------  -----------------

Total increase in net assets                                                                        557,353            237,187
                                                                                            ----------------  -----------------

Net assets at end of year                                                                       $   827,703        $   270,350
                                                                                            ----------------  -----------------

Midland National Life Insurance Company
Separate Account A

INVESCO Variable Investment Funds, Inc. Financial Services Fund

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 27,300                                  Dividend income                                $    1,874
        shares at net asset value of  $10.50                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $273,254)                   $   286,647
                                                                                                                         1,874

LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   286,647        Administrative expense                                4
                                               -----------------
                                                                       Mortality and expense risk                          860
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment income                           1,010

Product Group 1             33,359      $8.39       $   279,879    REALIZED AND UNREALIZED GAINS
Product Group 3                808      $8.38             6,768        (LOSSES) ON INVESTMENTS:
                       ------------            -----------------
                                                                     Net realized losses on investments                (19,418)
                            34,167                  $   286,647      Net unrealized appreciation on
                       ------------            -----------------
                                                                         investments                                    13,393
                                                                                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $    (5,015)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                       2002

Net assets at beginning of year                                                                                      $       -

Net decrease in net assets resulting from operations                                                                    (5,015)

Capital shares transactions:
    Net premiums                                                                                                        89,296
    Transfers of policy loans                                                                                             (100)
    Transfers of cost of insurance                                                                                     (12,598)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                     215,064
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                       291,662
                                                                                                              -----------------

Total increase in net assets                                                                                           286,647
                                                                                                              -----------------

Net assets at end of year                                                                                          $   286,647
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A

INVESCO Variable Investment Funds, Inc. Health Sciences Fund

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 13,276                                  Dividend income                                 $       -
        shares at net asset value of  $13.75                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $190,751)                   $   182,544
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   182,544        Administrative expense                                2
                                               -----------------
                                                                       Mortality and expense risk                          564
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                              (566)

Product Group 1             22,051      $8.16       $   179,933    REALIZED AND UNREALIZED GAINS
Product Group 2                  4      $8.18                29        (LOSSES) ON INVESTMENTS:
Product Group 3                317      $8.14             2,582      Net realized losses on investments                 (9,124)
                       ------------            -----------------
                                                                     Net unrealized depreciation on
                            22,372                  $   182,544          investments                                    (8,207)
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                  $   (17,897)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                                2002

Net assets at beginning of year                                                                                      $       -

Net decrease in net assets resulting from operations                                                                   (17,897)

Capital shares transactions:
    Net premiums                                                                                                        79,780
    Transfers of policy loans                                                                                              (71)
    Transfers of cost of insurance                                                                                     (10,293)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                     131,025
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                       200,441
                                                                                                              -----------------

Total increase in net assets                                                                                           182,544
                                                                                                              -----------------

Net assets at end of year                                                                                          $   182,544
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A
LEVCO Series Trust Equity Value Fund

------------------------------------------------------------------------------------------

           Statement of Assets and Liabilities                                   Statement of Operations
               At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 4,273                                   Dividend income                                 $       -
        shares at net asset value of  $7.91                          Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $33,714)                     $   33,802
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                           $   33,802        Administrative expense                                6
                                               -----------------
                                                                       Mortality and expense risk                           81
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                               (87)

Product Group 1              3,678      $7.38        $   27,142    REALIZED AND UNREALIZED GAINS
Product Group 2                  4      $7.40                31        (LOSSES) ON INVESTMENTS:
Product Group 3                899      $7.37             6,629      Net realized losses on investments                   (784)
                       ------------            -----------------
                                                                     Net unrealized appreciation on
                             4,581                   $   33,802          investments                                        88
                       ------------            -----------------                                              -----------------

                                                                   Net decrease in net assets resulting from
                                                                       operations                                   $     (783)
                                                                                                              -----------------

-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                       2002

Net assets at beginning of year                                                                                      $       -

Net decrease in net assets resulting from operations                                                                      (783)

Capital shares transactions:
    Net premiums                                                                                                        23,787
    Transfers of policy loans                                                                                                -
    Transfers of cost of insurance                                                                                      (2,259)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                      13,057
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                        34,585
                                                                                                              -----------------

Total increase in net assets                                                                                            33,802
                                                                                                              -----------------

Net assets at end of year                                                                                           $   33,802
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A

Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund

------------------------------------------------------------------------------------------

            Statement of Assets and Liabilities                                   Statement of Operations
                At December 31, 2002                                          For the year ended December 31, 2002

ASSETS:                                                            INVESTMENT INCOME:
    Investment in Portfolio, 22,262                                  Dividend income                                 $       -
        shares at net asset value of  $10.30                         Capital gains distributions                             -
                                                                                                              -----------------
        per share (cost $218,049)                   $   229,300
                                                                                                                             -
LIABILITIES                                                   -
                                               -----------------
                                                                     Expenses:
NET ASSETS                                          $   229,300        Administrative expense                               19
                                               -----------------
                                                                       Mortality and expense risk                          635
                                                                                                              -----------------
                                      Unit
                          Units       Value       Net Assets             Net investment loss                              (654)

Product Group 1             22,818      $8.55       $   195,096    REALIZED AND UNREALIZED GAINS
Product Group 3              3,986      $8.58            34,204        (LOSSES) ON INVESTMENTS:
                       ------------            -----------------
                                                                     Net realized losses on investments                 (3,782)
                            26,804                  $   229,300      Net unrealized appreciation on
                       ------------            -----------------
                                                                         investments                                    11,251
                                                                                                              -----------------

                                                                   Net increase in net assets resulting from
                                                                       operations                                   $    6,815
                                                                                                              -----------------
-------------------------------------------------------------------------------------------------------------------------------

                                                 Statement of Changes in Net Assets
                                                For the year ended December 31, 2002

                                                                                                                       2002

Net assets at beginning of year                                                                                      $       -

Net increase in net assets resulting from operations                                                                     6,815

Capital shares transactions:
    Net premiums                                                                                                       115,608
    Transfers of policy loans                                                                                                -
    Transfers of cost of insurance                                                                                     (13,077)
    Transfers of surrenders                                                                                                  -
    Transfers of death benefits                                                                                              -
    Transfers of other terminations                                                                                          -
    Interfund and net transfers to general account                                                                     119,954
                                                                                                              -----------------

      Net increase in net assets from capital share transactions                                                       222,485
                                                                                                              -----------------

Total increase in net assets                                                                                           229,300
                                                                                                              -----------------

Net assets at end of year                                                                                          $   229,300
                                                                                                              -----------------

Midland National Life Insurance Company
Separate Account A
Notes to Financial Statements

--------------------------------------------------------------------------------


1.     Organization and Significant Accounting Policies

       Organization

       Midland National Life Separate Account A ("Separate Account"), a unit investment trust, is a segregated investment account of Midland National Life Insurance Company (the "Company") in accordance with the provisions of the Iowa Insurance laws. The assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The Separate Account is used to fund variable universal life insurance policies of the Company. The Separate Account consists of ten insurance products, each with different characteristics. The dates in which products were introduced result in different product groups. Sammons Securities Corporation serves as the underwriter of the Separate Account.

       Investments

       The Separate Account invests in specified portfolios of Fidelity Variable Insurance Products Fund I ("VIPF"), Fidelity Variable Insurance Products Fund II ("VIPF II"), Fidelity Variable Insurance Products Fund III ("VIPF III"), American Century Variable Portfolios, Inc. ("ACVP"), Massachusetts Financial Services Variable Insurance Trust Fund ("MFS"), Lord Abbett Series Fund, Inc. ("LAC"), Alger American Fund ("FAM"), LEVCO Series Trust ("LEVCO"), INVESCO Variable Investment Funds, Inc. ("INVESCO"), and Van Eck Global Worldwide Insurance Trust ("VANECK") (collectively "the Funds"), each diversified open-end management companies registered under the Investment Company Act of 1940, as directed by participants.

       The VIPF Mid-Cap portfolio and the FAM Growth, MidCap Growth, Leveraged AllCap and Small Capitalization portfolios were introduced in 2000. The LEVCO Equity Value Fund, the VANECK Worldwide Hard Assets Fund, and the INVESCO Health Sciences Fund and Financial Services Fund were introduced effective May 1, 2002. All other portfolios have been in existence for more than three years.

       Investments in shares of the Funds are valued at the net asset values (fair values) of the respective portfolios of the Funds corresponding to the investment portfolios of the Separate Account. Investment transactions are recorded on the trade date. Dividends are automatically reinvested in shares of the Funds.

       Investment income is recorded when earned. The first-in, first-out (FIFO) method is used to determine realized gains and losses on investments. Dividend and capital gain distributions are recorded as income on the ex-dividend date.

       Federal Income Taxes

       The operations of the Separate Account are included in the federal income tax return of the Company. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current law, the Company pays no tax on investment income and capital gains reflected in variable annuity policy reserves. However, the Company retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

       Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.     Expenses and Related Party Transactions

       The Company is compensated for certain expenses as described below. The rates of each applicable charge is described in the Separate Account's prospectus.

       o A contract administration fee is charged to cover the Company's record keeping and other administrative expenses incurred to operate the Separate Account. This fee is allocated to the individual portfolios of the Funds based on the net asset value of the portfolios in proportion to the total net asset value of the Separate Account.

       o A mortality and expense risk fee is charged in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. This fee is charged directly to the individual portfolios of the Funds based on the net asset value of the portfolio.

       o A transfer charge is imposed on each transfer between portfolios of the Separate Account in excess of a stipulated number of transfers in any one contract year. A deferred sales charge may be imposed in the event of a full or partial withdrawal within the stipulated number of years.

       o A premium charge is deducted from each premium payment made prior to deposit into the Separate Account. Total deductions from gross contract premiums received by the Company were $3,038 and $3,012 in 2002 and 2001, respectively.

       Each management company of the Separate Account charges fees for their management advisory services as well as other operating expenses. The fees differ between companies and by portfolio within each company; however, the fees are generally calculated based on an annual rate applied to the average net asset of the respective portfolios. The effect of the fees are netted within the share value of the respective portfolios. The portfolio fee rates charged for the years ended December 31, 2002 and 2001, respectively, were as follows:

                                                                                            2002         2001

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                                                                    0.28%        0.35%
    High Income Portfolio                                                                     0.71%        0.68%
    Equity-Income Portfolio                                                                   0.58%        0.56%
    Growth Portfolio                                                                          0.68%        0.65%
    Overseas Portfolio                                                                        0.92%        0.89%
    Midcap Portfolio                                                                          0.69%        0.74%
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                                                                   0.64%        0.61%
    Investment Grade Bond Portfolio                                                           0.54%        0.54%
    Index 500 Portfolio                                                                       0.28%        0.28%
    Contrafund Portfolio                                                                      0.68%        0.66%
    Asset Manager: Growth Portfolio                                                           0.73%        0.69%
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                                                                        0.57%        0.58%
    Growth & Income Portfolio                                                                 0.59%        0.58%
    Growth Opportunities Portfolio                                                            0.69%        0.68%
American Century Variable Portfolios. Inc.:
    Balanced Portfolio                                                                        0.90%        0.90%
    Capital Appreciation Portfolio                                                            1.00%        0.98%
    International Portfolio                                                                   1.50%        1.23%
    Value Portfolio                                                                           1.00%        1.00%
    Income and Growth Portfolio                                                               0.70%        0.70%
Massachusetts Financial Services Variable Insurance Trust:
    Emerging Growth Series Portfolio                                                          0.87%        0.85%
    Investors Trust Series Portfolio                                                          0.90%        0.87%
    New Discovery Series Portfolio                                                            1.05%        1.06%
    Research Series Portfolio                                                                 0.90%        0.85%
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                                                              0.72%        1.03%
    VC Mid-Cap Value Portfolio                                                                0.85%        0.35%
    VC International Portfolio                                                                1.10%        0.35%
Alger American Fund:
    Growth Portfolio                                                                          0.81%        0.79%
    MidCap Growth Portfolio                                                                   0.88%        0.84%
    Leveraged AllCap Portfolio                                                                0.92%        0.90%
    Small Capitalization Portfolio                                                            0.92%        0.90%
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                                                                   1.07%
    Health Sciences Fund                                                                      1.06%
LEVCO Series Trust:
    Equity Value Fund                                                                         1.10%
Van Eck Worldwide Insurance Trust:
    Worldwise Hard Assets Fund                                                                1.15%

3.     Purchases and Sales of Investment Securities

       The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31, 2002 and 2001 were as follows:

                                                              2002                               2001
                                               ---------------------------------  -------------------------------
 Portfolio                                        Purchases          Sales           Purchases         Sales

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                        $  5,702,765      $ 6,327,955       $ 9,884,571     $6,823,416
    High Income Portfolio                            1,273,767          772,828           199,379        140,214
    Equity-Income Portfolio                          7,562,862        4,996,831           329,926        196,681
    Growth Portfolio                                14,784,910       11,699,783           554,055        341,645
    Overseas Portfolio                               2,002,682        1,732,132           185,885        121,750
    Midcap Portfolio                                 3,992,810        1,424,064            96,538         28,604
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                          2,318,039        1,636,075           155,318        119,739
    Investment Grade Bond Portfolio                  4,615,047        1,734,636           173,290        129,222
    Index 500 Portfolio                             13,568,056        8,746,868           109,850         75,033
    Contrafund Portfolio                            10,047,268        8,296,828           529,288        308,715
    Asset Manager: Growth Portfolio                  1,372,554        1,481,100           152,859         79,255
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                               1,050,227          651,360            67,729         39,140
    Growth & Income Portfolio                        2,393,955        1,763,718           199,113        130,494
    Growth Opportunities Portfolio                   2,847,644        2,015,152           200,260        136,084
American Century Variable Portfolios, Inc.:
    Balanced Portfolio                                 676,315          309,211            75,748         30,954
    Capital Appreciation Portfolio                   1,495,143        1,072,311           313,339        130,136
    International Portfolio                          2,824,515        1,682,062           478,128        222,416
    Value Portfolio                                  3,411,569        1,730,626           287,833        140,807
    Income & Growth Portfolio                          655,939          348,451           118,727         56,598
Massachusetts Financial Services Variable
      Insurance Trust:

    Emerging Growth Series Portfolio                 4,493,241        3,335,524           336,568        141,814
    Investors Trust Series Portfolio                   606,376          283,312            35,437         15,011
    New Discovery Series Portfolio                   2,559,946        1,609,842           200,314         81,391
    Research Series Series Portfolio                 1,558,874          868,799           149,586         44,134
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                     2,894,657        1,307,083           116,299         38,226
    VC Mid-Cap Value Portfolio                       3,863,571        1,944,533           230,833         64,148
    VC International Portfolio                         281,542          135,672            46,646         28,840
Alger American Fund:
    Growth Portfolio                                 1,179,384          559,163            26,683          6,162
    MidCap Growth Portfolio                          1,333,468          541,024            84,537         18,048
    Leveraged AllCap Portfolio                       3,340,302        1,415,560            72,514         27,291
    Small Capitalization Portfolio                     884,211          197,599            24,210          9,287
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                            433,581          140,909
    Health Sciences Fund                               295,946           96,071
LEVCO Series Trust:
    Equity Value Fund                                   47,614           13,116
Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Trust                        308,152           86,321
                                               ----------------  ---------------  ----------------  -------------

                                                  $106,676,932      $70,956,519       $15,435,463     $9,725,255
                                               ----------------  ---------------  ----------------  -------------

       Purchases and sales in investment shares for the years ended December 31, 2002 and 2001 were as follows:

                                                                  2002                            2001
                                                    ------------------------------  -----------------------------
 Portfolio                                            Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                              5,702,765       6,327,954       9,884,571      6,823,416
    High Income Portfolio                                 223,404         135,583         199,379        140,214
    Equity-Income Portfolio                               375,323         253,132         329,926        196,681
    Growth Portfolio                                      539,902         430,071         554,055        341,645
    Overseas Portfolio                                    160,952         139,134         185,885        121,750
    Midcap Portfolio                                      218,544          78,998          96,538         28,604
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                               177,099         125,551         155,318        119,739
    Investment Grade Bond Portfolio                       353,542         132,617         173,290        129,222
    Index 500 Portfolio                                   122,514          79,604         109,850         75,033
    Contrafund Portfolio                                  522,711         434,977         529,288        308,715
    Asset Manager: Growth Portfolio                       124,257         135,510         152,859         79,255
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                                     83,801          51,810          67,729         39,140
    Growth & Income Portfolio                             205,925         153,478         199,113        130,494
    Growth Opportunities Portfolio                        218,941         154,978         200,260        136,084
American Century Variable Portfolios, Inc.:
    Balanced Portfolio                                    112,005          51,436          75,748         30,954
    Capital Appreciation Portfolio                        222,024         163,903         313,339        130,136
    International Portfolio                               484,019         292,066         478,128        222,416
    Value Portfolio                                       509,900         271,576         287,833        140,807
    Income & Growth Portfolio                             115,054          62,262         118,727         56,598
Massachusetts Financial Services Variable
      Insurance Trust:

    Emerging Growth Series Portfolio                      316,964         233,677         336,568        141,814
    Investors Trust Series Portfolio                       40,395          18,987          35,437         15,011
    New Discovery Series Portfolio                        203,409         130,814         200,314         81,391
    Research Series Portfolio                             127,063          72,853         149,586         44,134
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                          140,462          62,638         116,299         38,226
    VC Mid-Cap Value Portfolio                            264,229         135,759         230,833         64,148
    VC International Portfolio                             50,303          24,708          46,646         28,840
Alger American Fund:
    Growth Portfolio                                       39,040          18,186          26,683          6,162
    MidCap Growth Portfolio                                90,956          37,467          84,537         18,048
    Leveraged AllCap Portfolio                            133,586          59,197          72,514         27,291
    Small Capitalization Portfolio                         66,009          14,555          24,210          9,287
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                                40,500          13,200
    Health Sciences Fund                                   19,956           6,680
LEVCO Series Trust:
    Equity Value Fund                                       5,957           1,684
Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Fund                             31,212           8,950
                                                    --------------  --------------  --------------  -------------

                                                       12,042,723      10,313,995      15,435,463      9,725,255
                                                    --------------  --------------  --------------  -------------

4.     Purchases and Sales of Investment Securities

       Transactions in units for the years ended December 31, 2002 and 2001 were as follows:

                                                                 2002                            2001
                                                    ------------------------------  -----------------------------
 Portfolio                                            Purchases         Sales         Purchases        Sales

Fidelity Variable Insurance Products Fund I:
    Money Market Portfolio                                420,738         485,068         771,755        530,420
    High Income Portfolio                                 100,939          70,494          96,272         79,138
    Equity-Income Portfolio                               444,623         276,868         361,660        201,112
    Growth Portfolio                                    1,063,657         723,290         893,350        494,152
    Overseas Portfolio                                    182,297         138,358         166,981        120,974
    Midcap Portfolio                                      427,499         144,058         195,007         56,199
Fidelity Variable Insurance Products Fund II:
    Asset Manager Portfolio                               133,010          86,961         110,693         79,682
    Investment Grade Bond Portfolio                       305,167         104,833         138,012         98,760
    Index 500 Portfolio                                 1,108,992         659,082         850,170        508,277
    Contrafund Portfolio                                  688,903         550,555         655,261        370,353
    Asset Manager: Growth Portfolio                       109,143         125,525         133,562         71,650
Fidelity Variable Insurance Products Fund III:
    Balanced Portfolio                                     86,269          54,694          70,514         42,591
    Growth & Income Portfolio                             174,879         127,803         166,195        116,472
    Growth Opportunities Portfolio                        306,572         215,580         285,404        188,080
American Century Variable Portfolios, Inc.:
    Balanced Portfolio                                     54,637          25,087          36,096         16,253
    Capital Appreciation Portfolio                        129,960          94,796         140,449         76,278
    International Portfolio                               277,326         161,175         247,765        124,564
    Value Portfolio                                       214,449         116,786         133,127         62,879
    Income & Growth Portfolio                              65,834          34,689          68,048         31,602
Massachusetts Financial Services Variable
      Insurance Trust:

    Emerging Growth Series Portfolio                      516,846         368,066         532,830        227,120
    Investors Trust Series Portfolio                       68,368          31,239          58,104         24,879
    New Discovery Series Portfolio                        156,315          98,373         150,090         61,781
    Research Series Portfolio                             171,099          95,730         187,111         59,334
Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio                          232,682         101,358         191,050         62,303
    VC Mid-Cap Value Portfolio                            238,704         118,700         212,969         58,085
    VC International Portfolio                             47,743          23,093          43,983         26,968
Alger American Fund:
    Growth Portfolio                                      202,336          92,382         136,502         31,498
    MidCap Growth Portfolio                               199,530          79,976         176,206         40,985
    Leveraged AllCap Portfolio                            671,882         294,480         352,923        129,008
    Small Capitalization Portfolio                        195,477          41,410          70,468         26,848
INVESCO Variable Investment Funds, Inc.:
    Financial Services Fund                                50,629          16,463
    Health Sciences Fund                                   33,543          11,172
LEVCO Series Trust:
    Equity Value Fund                                       6,357           1,776
Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Fund                             30,281           3,476
                                                    --------------  --------------  --------------  -------------

                                                        9,116,686       5,573,396       7,632,557      4,018,245
                                                    --------------  --------------  --------------  -------------

5.     Net Assets

       Net assets at December 31, 2002, consisted of the following:

                                                                   Accumulated           Net
                                                                   Net Investment     Unrealized
                                                   Capital          Income and       Appreciation
                                                    Share          Net Realized     (Depreciation)
 Portfolio                                       Transactions      Gains (Losses)   of Investments        Total

Fidelity Variable Insurance Products Fund I:
   Money Market Portfolio                          $ 4,679,774        $  750,959          $       -      $ 5,430,733
   High Income Portfolio                             3,356,688            (7,725)          (469,380)       2,879,583
   Equity-Income Portfolio                          17,772,825         6,389,286         (4,534,933)      19,627,178
   Growth Portfolio                                 38,877,395        12,472,681        (17,524,677)      33,825,399
   Overseas Portfolio                                5,745,880         1,105,060         (2,158,490)       4,692,450
   Midcap Portfolio                                  4,600,536          (108,324)          (200,343)       4,291,869
Fidelity Variable Insurance Products Fund II:
   Asset Manager Portfolio                           4,913,264         3,264,425         (1,217,317)       6,960,372
   Investment Grade Bond Portfolio                   4,750,844           597,665            271,973        5,620,482
   Index 500 Portfolio                              34,752,329          (471,467)        (7,479,915)      26,800,947
   Contrafund Portfolio                             25,056,510         2,242,384         (3,662,612)      23,636,282
   Asset Manager: Growth Portfolio                   4,388,486           200,707           (922,021)       3,667,172
Fidelity Variable Insurance Products Fund III:
   Balanced Portfolio                                2,292,006           (25,405)          (182,336)       2,084,265
   Growth & Income Portfolio                         6,392,167          (270,460)          (991,554)       5,130,153
   Growth Opportunities Portfolio                    9,605,551        (1,583,417)        (1,892,727)       6,129,407
American Century Variable Portfolios, Inc.:

   Balanced Portfolio                                1,229,059             6,543            (99,934)       1,135,668
   Capital Appreciation Portfolio                    3,724,651          (751,203)          (567,989)       2,405,459
   International Portfolio                           8,228,269        (1,137,081)        (1,782,798)       5,308,390
   Value Portfolio                                   4,176,641           367,596           (425,489)       4,118,748
   Income & Growth Portfolio                         1,908,187          (176,494)          (319,668)       1,412,025
Massachusetts Financial Services Variable
     Insurance Trust:

   Emerging Growth Series Portfolio                 13,192,281        (4,700,039)        (2,119,141)       6,373,101
   Investors Trust Series Portfolio                  1,571,802          (122,554)          (303,783)       1,145,465
   New Discovery Series Portfolio                    5,387,100          (765,869)        (1,013,910)       3,607,321
   Research Series Portfolio                         4,163,424          (578,819)          (791,590)       2,793,015
Lord Abbett Series Fund, Inc.
   VC Growth & Income Portfolio                      4,576,483           (43,844)          (528,769)       4,003,870
   VC Mid-Cap Value Portfolio                        5,152,531           108,223           (275,764)       4,984,990
   VC International Portfolio                          441,575          (127,712)           (31,758)         282,105
Alger American Fund:
   Growth Portfolio                                  1,500,660          (175,855)          (263,587)       1,061,218
   MidCap Growth Portfolio                           2,134,873          (176,615)          (368,161)       1,590,097
   Leveraged AllCap Portfolio                        4,150,506          (742,492)          (577,727)       2,830,287
   Small Capitalization Portfolio                      999,919           (87,228)           (84,988)         827,703
INVESCO Variable Investment Funds, Inc.:
   Financial Services Fund                             291,662           (18,408)            13,393          286,647
   Health Sciences Fund                                200,441            (9,690)            (8,207)         182,544
LEVCO Series Trust:
   Equity Value Fund                                    34,585              (871)                88           33,802
Van Eck Worldwide Insurance Trust:
   Worldwide Hard Assets Fund                          222,485            (4,436)            11,251          229,300
                                                ---------------   ---------------  -----------------  ---------------

                                                  $230,471,389       $15,419,521       $(50,502,863)    $195,388,047
                                                ---------------   ---------------  -----------------  ---------------

6.

Financial Highlights

       The Company sells a number of variable life insurance products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

       The following table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each portfolio that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by the Company as contract owners may not have selected all available and applicable contract options.


                                             At December 31                            For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------
Net assets represented by:
   Fidelity Variable Insurance Products
     Fund I:

    Money Market Portfolio

         2002                        408,938  $11.09 to 18.44    $5,430,733       1.65%   0.50% to 1.10%     0.60% to 1.19%
         2001                        473,267  $10.96 to 18.33    $6,055,922       3.91%   0.50% to 1.10%      2.98% 3.59%
         2000                        231,932  $10.58 to 17.80    $2,994,767       5.19%   0.50% to 1.10%     5.14% to 5.80%
         1999                        371,899  $11.20 to 16.93    $4,656,942       4.99%   0.50% to 1.10%     4.06% to 4.28%

    High Income Portfolio

         2002                        251,743   6.97 to 19.67     $2,879,583       9.93%   0.50% to 1.10%     2.29% to 2.95%
         2001                        221,299   6.77 to 19.23     $2,549,739      12.70%   0.50% to 1.10%    -12.67% to -12.19%
         2000                        204,165   7.71 to 22.02     $2,769,834       0.76%   0.50% to 1.10%    -23.33% to -22.90%
         1999                        191,212  11.32 to 28.72     $3,555,219       8.87%   0.50% to 1.10%     6.96% to 7.20%

    Equity-Income Portfolio

         2002                      1,243,283   9.43 to 36.89    $19,627,178       1.57%   0.50% to 1.10%    -17.88% to -17.35%
         2001                      1,075,529  10.20 to 44.92    $21,808,160       1.62%   0.50% to 1.10%    -6.01% to -5.47%
         2000                        914,981  10.79 to 47.79    $21,063,063       1.61%   0.50% to 1.10%     7.25% to 7.90%
         1999                        833,908  13.52 to 44.56    $19,166,789       1.39%   0.50% to 1.10%     5.14% to 5.38%

    Growth Portfolio

         2002                      2,363,555   5.05 to 37.50    $33,825,399       0.24%   0.50% to 1.10%    -30.88% to -30.44%
         2001                      2,023,189   7.26 to 54.25    $44,809,920       0.07%   0.50% to 1.10%    -18.56% to -18.06%
         2000                      1,623,991   8.86 to 66.61    $48,923,881       0.11%   0.50% to 1.10%    -11.96% to -11.40%
         1999                      1,106,225  21.51 to 75.66    $46,051,700       0.14%   0.50% to 1.10%    35.93% to 36.23%

    Overseas Portfolio

         2002                        455,603   5.01 to 16.79     $4,692,450       0.78%   0.50% to 1.10%    -21.17% to -20.60%
         2001                        411,664   6.31 to 21.30     $5,628,966       5.08%   0.50% to 1.10%    -22.04% to -21.61%
         2000                        365,657   8.05 to 27.32     $6,824,791       1.42%   0.50% to 1.10%    -20.00% to -19.50%
         1999                        281,937  15.74 to 34.15     $7,360,544       1.23%   0.50% to 1.10%    41.06% to 41.29%

    Midcap Portfolio

         2002                        498,371   8.58 to 9.21      $4,291,869       0.67%   0.50% to 1.10%    -10.76% to -10.26%
         2001                        214,930   9.60 to 10.32     $2,069,043       0.00%   0.50% to 1.10%    -4.10% to -3.69%
         2000                         76,122  10.00 to 15.74       $762,013       0.55%   0.50% to 1.10%          N/A


                                              At December 31                           For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   Fidelity Variable Insurance Products
     Fund II:

    Asset Manager Portfolio

         2002                        398,605   8.28 to 24.97     $6,960,372       3.71%   0.50% to 1.10%    -9.73% to -9.21%
         2001                        352,556   9.12 to 27.66     $7,173,216       4.04%   0.50% to 1.10%    -5.14% to -4.60%
         2000                        321,545   9.56 to 29.16     $7,340,554       3.28%   0.50% to 1.10%    -4.99% to 4.40%
         1999                        314,201  14.04 to 30.69     $8,020,155       3.17%   0.50% to 1.10%    9.88% to 10.12%

    Investment Grade Bond Portfolio

         2002                        359,523  13.11 to 21.91     $5,620,482       2.47%   0.50% to 1.10%     9.11% to 9.80%
         2001                        159,189  11.94 to 20.08     $2,446,133       4.27%   0.50% to 1.10%     7.26% to 7.86%
         2000                        119,937  11.07 to 18.72     $1,828,843       6.10%   0.50% to 1.10%    9.99% to 10.70%
         1999                        106,290  11.35 to 17.02     $1,475,493       3.45%   0.50% to 1.10%    -2.13% to -1.99%

    Index 500 Portfolio

         2002                      2,401,648   6.11 to 20.98    $26,800,947       1.23%   0.50% to 1.10%    -23.09% to -22.56%
         2001                      1,951,738   7.89 to 27.28    $29,306,628       1.08%   0.50% to 1.10%    -13.07% to -12.53%
         2000                      1,609,845   9.02 to 31.38    $28,485,189       0.97%   0.50% to 1.10%    -10.32% to 9.80%
         1999                      1,143,206  17.67 to 34.99    $23,862,419       0.71%   0.50% to 1.10%    19.22% to 19.39%

    Contrafund Portfolio

         2002                      1,706,397   7.32 to 19.85    $23,636,282       0.82%   0.50% to 1.10%    -10.34% to -9.74%
         2001                      1,568,048   8.11 to 22.14    $24,521,124       0.73%   0.50% to 1.10%    -13.21% to -12.70%
         2000                      1,283,140   9.29 to 25.51    $23,682,213       0.33%   0.50% to 1.10%    -7.64% to -7.10%
         1999                        919,568  18.55 to 27.62    $19,665,270       0.37%   0.50% to 1.10%    22.92% to 23.17%

    Asset Manager: Growth Portfolio

         2002                        329,833   6.75 to 14.80     $3,667,172       2.81%   0.50% to 1.10%    -16.48% to -15.94%
         2001                        346,215   8.03 to 17.72     $4,600,171       2.75%   0.50% to 1.10%    -8.38% to -7.81%
         2000                        284,303   8.71 to 19.34     $4,217,105       2.11%   0.50% to 1.10%    -13.47% to -12.90%
         1999                        238,862  15.10 to 22.35     $4,209,771       1.99%   0.50% to 1.10%    14.03% to 14.22%

   Fidelity Variable Insurance Products
     Fund III:

    Balanced Portfolio

         2002                        185,724   8.47 to 11.48     $2,084,265       2.60%   0.50% to 1.10%    -9.75% to -9.22%
         2001                        154,149   9.33 to 12.72     $1,912,742       3.33%   0.50% to 1.10%    -2.68% to -2.00%
         2000                        126,226   9.52 to 13.07     $1,601,392       2.81%   0.50% to 1.10%    -5.36% to -4.80%
         1999                         97,602  13.45 to 13.81     $1,314,548       1.74%   0.50% to 1.10%     3.45% to 3.62%

    Growth & Income Portfolio

         2002                        439,896   7.22 to 12.16     $5,130,153       1.28%   0.50% to 1.10%    -17.56% to -17.11%
         2001                        392,820   8.71 to 14.75     $5,539,047       1.25%   0.50% to 1.10%    -9.73% to -9.18%
         2000                        343,097   9.59 to 16.34     $5,361,211       1.03%   0.50% to 1.10%    -4.67% to -4.10%
         1999                        267,074  16.50 to 17.14     $4,422,690       0.39%   0.50% to 1.10%     7.93% to 8.20%

    Growth Opportunities Portfolio

         2002                        758,228   5.46 to 8.39      $6,129,407       1.00%   0.50% to 1.10%    -22.67% to -22.33%
         2001                        667,236   7.03 to 10.85     $6,951,789       0.35%   0.50% to 1.10%    -15.37% to -14.79%
         2000                        569,912   8.25 to 12.82     $7,012,526       1.22%   0.50% to 1.10%    -17.98% to -17.50%
         1999                        440,086  14.96 to 15.63     $6,611,175       0.76%   0.50% to 1.10%     3.10% to 3.31%



                                                At December 31                          For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   American Century Variable
     Portfolios, Inc.:

    Balanced Portfolio

         2002                         98,914   8.36 to 11.70     $1,135,668       2.35%   0.50% to 1.10%    -10.55% to -10.35%
         2001                         69,364   9.30 to 13.08       $888,981       2.36%   0.50% to 1.10%    -4.60% to -3.72%
         2000                         49,521   9.69 to 13.71       $655,058       1.93%   0.50% to 1.10%    -3.72% to -3.10%
         1999                         40,629  13.94 to 14.24       $566,994       1.54%   0.50% to 1.10%     8.87% to 9.08%

    Capital Appreciation Portfolio

         2002                        245,529   6.09 to 10.71     $2,405,459       0.00%   0.50% to 1.10%    -22.05% to -21.52%
         2001                        210,366   7.76 to 13.74     $2,616,705       0.00%   0.50% to 1.10%    -28.85% to -28.48%
         2000                        146,195  10.85 to 19.31     $2,614,605       0.00%   0.50% to 1.10%     7.88% to 8.50%
         1999                         48,931   16.78 to 17.9       $831,750       0.00%   0.50% to 1.10%    62.73% to 63.07%

    International Portfolio

         2002                        599,832   4.62 to 9.47      $5,308,390       0.74%   0.50% to 1.10%    -21.21% to -20.75%
         2001                        483,680   5.83 to 12.02     $5,449,486       0.08%   0.50% to 1.10%    -29.99% to -29.59%
         2000                        360,479   8.28 to 19.31     $5,843,591       0.10%   0.50% to 1.10%    -17.73% to -17.20%
         1999                        169,545  19.87 to 20.87     $3,387,853       0.00%   0.50% to 1.10%    62.29% to 62.60%

    Value Portfolio

         2002                        303,774  11.47 to 14.07     $4,118,748       0.83%   0.50% to 1.10%    -13.57% to -13.11%
         2001                        206,111   13.2 to 16.28     $3,233,975       0.89%   0.50% to 1.10%    11.58% to 12.24%
         2000                        135,863  11.76 to 17.17     $1,918,616       0.99%   0.50% to 1.10%    16.81% to 17.60%
         1999                         95,479  11.99 to 12.49     $1,149,267       0.89%   0.50% to 1.10%    -1.89% to -1.72%

    Income & Growth Portfolio

         2002                        161,239   6.51 to 8.90      $1,412,025       1.02%   0.50% to 1.10%    -20.25% to -19.73%
         2001                        130,094   8.11 to 11.24     $1,426,734       0.77%   0.50% to 1.10%    -9.42% to -8.77%
         2000                         93,648   8.89 to 12.38     $1,128,552       0.45%   0.50% to 1.10%    -11.56% to -11.10%
         1999                         38,925  13.93 to 13.97       $543,814       0.01%   0.50% to 1.10%    16.67% to 16.90%

   Massachusetts Variable Insurance
     Trust:

    Emerging Growth Series

         2002                        885,042   3.49 to 7.60      $6,373,101       0.00%   0.50% to 1.10%    -34.46% to -34.03%
         2001                        736,262   5.29 to 11.57     $8,123,686       0.00%   0.50% to 1.10%    -34.23% to -33.88%
         2000                        430,552   8.00 to 17.56     $7,413,717       5.30%   0.50% to 1.10%    -20.52% to -20.00%
         1999                         96,719  21.98 to 22.04     $2,130,426       0.00%   0.50% to 1.10%    74.86% to 75.20%

    Investors Trust Series

         2002                        145,439   6.53 to 7.89      $1,145,465       0.51%   0.50% to 1.10%    -21.88% to -21.42%
         2001                        108,310   8.31 to 10.08     $1,089,989       0.47%   0.50% to 1.10%    -16.86% to -16.40%
         2000                         75,085   9.94 to 12.10       $907,718       1.37%   0.50% to 1.10%    -45.50% to -0.60%
         1999                         26,812  12.19 to 22.20       $327,730       0.16%   0.50% to 1.10%    5.54% to 92.04%

    New Discovery Series

         2002                        267,770   6.27 to 13.76     $3,607,321       0.00%   0.50% to 1.10%    -32.39% to -32.00%
         2001                        209,828   9.22 to 20.30     $4,167,704       0.00%   0.50% to 1.10%    -6.10% to -5.44%
         2000                        121,519   9.75 to 21.57     $2,558,124       1.25%   0.50% to 1.10%    -5.72% to -3.03%
         1999                         11,736  22.14 to 22.20       $260,546       0.00%   0.50% to 1.10%    71.49% to 71.83%




                                               At December 31                           For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   Massachusetts Variable Insurance
     Trust (continued):

    Research Series

         2002                        356,124   5.57 to 7.99      $2,793,015       0.26%   0.50% to 1.10%    -25.38% to -24.93%
         2001                        280,754   7.42 to 10.68     $2,933,918       0.01%   0.50% to 1.10%    -22.17% to -21.65%
         2000                        152,977   9.47 to 13.68     $2,068,139       5.31%   0.50% to 1.10%    -5.81% to -5.30%
         1999                         64,738  14.46 to 14.51       $938,619       0.14%   0.50% to 1.10%    22.65% to 22.97%

   Lord Abbett Series Fund, Inc.:
    VC Growth & Income Portfolio
         2002                        355,079   8.72 to 11.43     $4,003,870       0.66%   0.50% to 1.10%    -18.97% to -18.43%
         2001                        223,756  10.69 to 14.07     $3,115,424       0.69%   0.50% to 1.10%    -7.73% to -7.20%
         2000                         95,009  11.52 to 15.22     $1,443,931       1.16%   0.50% to 1.10%    14.52% to 15.20%
         1999                         33,277  13.22 to 13.26       $443,354       3.13%   0.50% to 1.10%    23.09% to 23.35%

    VC Mid-Cap Value Portfolio

         2002                        334,830  14.64 to 14.93     $4,984,990       0.65%   0.50% to 1.10%    -10.74% to -10.24%
         2001                        214,826  16.31 to 16.70     $3,571,997       0.47%   0.50% to 1.10%     6.80% to 7.51%
         2000                         59,942  15.17 to 15.59       $927,688       1.25%   0.50% to 1.10%    50.10% to 51.70%
         1999                            630  10.28 to 10.29         $6,486       0.25%   0.50% to 1.10%     2.80% to 2.90%

    VC International Portfolio

         2002                         52,845   4.24 to 5.40        $282,105       1.17%   0.50% to 1.10%    -18.66% to -18.15%
         2001                         28,194   5.18 to 6.62        $186,047       0.25%   0.50% to 1.10%    -27.50% to -27.04%
         2000                         11,179   7.10 to 9.11        $101,989       6.58%   0.50% to 1.10%    -29.43% to -29.00%
         1999                            428  12.88 to 12.89         $5,519       0.43%   0.50% to 1.10%    28.80% to 28.90%

   Alger American Fund:
    Growth Portfolio

         2002                        224,909   4.71 to 5.79      $1,061,218       0.04%   0.50% to 1.10%    -33.75% to -33.24%
         2001                        114,955   7.10 to 8.74        $817,449       0.23%   0.50% to 1.10%    -12.60% to -12.30%
         2000                          9,951   8.12 to 8.13         $80,823       0.00%   0.50% to 1.10%    -18.80% to -18.70%

    Mid-Cap Growth Portfolio

         2002                        282,007   5.63 to 6.70      $1,590,097       0.00%   0.50% to 1.10%    -30.28% to -29.88%
         2001                        162,453   8.06 to 9.61      $1,311,633       0.00%   0.50% to 1.10%    -7.36% to -3.90%
         2000                         27,232   8.70 to 8.71        $236,992       0.00%   0.50% to 1.10%    -13.00 to -12.90%

    Leveraged AllCap Portfolio

         2002                        686,579   4.10 to 5.94      $2,830,287       0.01%   0.50% to 1.10%    -34.58% to -34.29%
         2001                        307,177   6.26 to 9.08      $1,935,789       0.00%   0.50% to 1.10%    -16.76% to -9.20%
         2000                         83,262   7.52 to 7.53        $625,949       0.00%   0.50% to 1.10%    -24.80% to -24.70%

    Small Capitalization Portfolio

         2002                        201,854   4.07 to 6.33        $827,703       0.00%   0.50% to 1.10%    -26.99% to -26.65%
         2001                         47,786   5.56 to 8.67        $270,350       0.04%   0.50% to 1.10%    -30.15% to -13.30%
         2000                          4,166   7.96 to 7.97         $33,163       0.00%   0.50% to 1.10%    -20.40% to -20.30%





                                               At December 31                          For the Year Ended December 31
                                  ------------------------------------------  -----------------------------------------------
                                              Unit Fair Value                 Investment   Expense Ratio      Total Return
                                                 Lowest to                     Income        Lowest to         Lowest to
                                    Units         Highest       Net Assets     Ratio*        Highest**         Highest***
                                  ----------- ---------------- -------------  ----------  ----------------  -----------------

   INVESCO Variable Investment
     Funds, Inc.

    Financial Services Fund

         2002                         34,167   8.38 to 8.41        $286,647       1.31%   0.50% to 1.10%    -16.20% to -15.90%

    Health Sciences Fund

         2002                         22,372   8.14 to 8.18        $182,544       0.00%   0.50% to 1.10%    -18.60% to -18.20%

   LEVCO Series Trust:
    Equity Value Fund

         2002                          4,581   7.37 to 7.40         $33,802       0.00%   0.50% to 1.10%    -26.30% to -26.00%

   Van Eck Worldwide Insurance Trust:
    Worldwide Hard Assets Fund
         2002                         26,804   8.54 to 8.58        $229,300       0.00%   0.50% to 1.10%    -14.60% to -14.20%




* The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the portfolio, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income is affected by the timing of the declaration of dividends.

** The Expense Ratio represents the annualized contract expenses of each portfolio within the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** The Total Return is calculated as the change in the unit value of the underlying portfolio, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For newly introduced portfolios, the total return for the first year is calculated as the percentage of change from inception to the end of the period.

Midland National Life Insurance Company

Report on Audited Financial Statements at and for the Years Ended December 31, 2002, 2001 and 2000

Midland National Life Insurance Company
Index to Financial Statements

--------------------------------------------------------------------------------


                                                                      Page(s)

Report of Independent Accountants                                        1

Balance Sheets                                                           2

Statements of Income                                                     3

Statements of Stockholder's Equity                                       4

Statements of Cash Flows                                                5-6

Notes to Financial Statements                                          7-26

                        Report of Independent Accountants

The Board of Directors and Stockholder
Midland National Life Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, of stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of Midland National Life Insurance Company (the "Company") at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments in 2001 by adopting Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended by SFAS No. 137 and No. 138.






March 11, 2003

Midland National Life Insurance Company
Balance Sheets

At December 31, 2002 and 2001

(Amounts in thousands, except share and per share amounts)

----------------------------------------------------------------------------------------------------------------------------------

                         ASSETS                                                             2002               2001

Investments:
    Fixed maturities                                                                      $7,121,761         $4,391,779
    Equity securities                                                                        233,943            223,868
    Policy loans                                                                             226,451            226,623
    Short-term investments                                                                   377,913            289,281
    Other invested assets and derivatives                                                    257,318            156,871
                                                                                     ----------------   ----------------

      Total investments                                                                    8,217,386          5,288,422

Cash                                                                                          23,616             10,324
Accrued investment income                                                                     94,817             62,130
Deferred policy acquisition costs                                                            966,311            805,576
Present value of future profits of acquired businesses                                        12,214             15,221
Federal income tax asset                                                                           -             20,736
Other receivables and other assets                                                            24,149             21,824
Reinsurance receivables                                                                      194,537                  -
Separate accounts assets                                                                     352,703            418,100
                                                                                     ----------------   ----------------

      Total assets                                                                        $9,885,733         $6,642,333
                                                                                     ----------------   ----------------

                        LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
    Policyholder account balances                                                         $6,800,463         $4,323,608
    Policy benefit reserves                                                                  542,587            461,904
    Policy claims and benefits payable                                                        57,300             41,304
    Repurchase agreements and collateral on swap agreements                                1,073,022            457,926
    Federal income tax liability                                                              17,696                  -
    Due to brokers                                                                                 -             91,786
    Other liabilities                                                                        206,224            147,851
    Separate account liabilities                                                             352,703            418,100
                                                                                     ----------------   ----------------

      Total liabilities                                                                    9,049,995          5,942,479
                                                                                     ----------------   ----------------

Commitments and contingencies

Stockholder's equity:
    Common stock, $1 par value, 2,549,439 shares authorized,
         2,548,878 shares outstanding                                                          2,549              2,549
    Additional paid-in capital                                                                43,707             33,707
    Accumulated other comprehensive income (loss)                                             39,596            (31,568)
    Retained earnings                                                                        749,886            695,166
                                                                                     ----------------   ----------------

      Total stockholder's equity                                                             835,738            699,854
                                                                                     ----------------   ----------------

      Total liabilities and stockholder's equity                                          $9,885,733         $6,642,333
                                                                                     ----------------   ----------------

The accompanying notes are an integral part of the financial statements.

Midland National Life Insurance Company
Statements of Income

For the years ended December 31, 2002, 2001 and 2000
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                  2002              2001              2000

Revenues:
    Premiums                                                                     $ 96,815         $ 95,475         $ 102,663
    Interest sensitive life and investment product charges                        157,699          156,018           153,295
    Net investment income                                                         324,374          267,960           235,739
    Net realized investment gains (losses)                                         14,514           (2,725)           (7,372)
    Net unrealized (losses) gains on derivative instruments                       (22,115)           2,753                 -
    Net unrealized losses on trading securities                                         -                -              (275)
    Other income                                                                    5,066            5,963             6,393
                                                                          ----------------  ---------------   ---------------

      Total revenue                                                               576,353          525,444           490,443
                                                                          ----------------  ---------------   ---------------

Benefits and expenses:
    Benefits incurred                                                             145,414          154,314           148,750
    Interest credited to policyholder account balances                            211,811          162,779           133,563
                                                                          ----------------  ---------------   ---------------

      Total benefits                                                              357,225          317,093           282,313
                                                                          ----------------  ---------------   ---------------

Operating expenses (net of commissions and other
      expenses deferred)                                                           44,386           41,884            46,290
Amortization of deferred policy acquisition costs and
      present value of future profits of acquired businesses                       50,001           59,131            60,368
                                                                          ----------------  ---------------   ---------------

      Total benefits and expenses                                                 451,612          418,108           388,971
                                                                          ----------------  ---------------   ---------------

Income before income taxes and cumulative effect
      of a change in accounting principle                                         124,741          107,336           101,472

Income tax expense                                                                 43,021           37,385            36,539
                                                                          ----------------  ---------------   ---------------

Income before cumulative effect of a change
      in accounting principle                                                      81,720           69,951            64,933

Cumulative effect on prior years of change in
      accounting for derivative instruments                                             -           (1,012)                -
                                                                          ----------------  ---------------   ---------------

      Net income                                                                 $ 81,720         $ 68,939          $ 64,933
                                                                          ----------------  ---------------   ---------------


Midland National Life Insurance Company
Statements of Stockholder's Equity

For the years ended December 31, 2002, 2001 and 2000
(Amounts in thousands)

----------------------------------------------------------------------------------------------------------------------------------



                                                                                Additional
                                                                   Common        Paid-in            Comprehensive
                                                                    Stock        Capital            Income (Loss)

Balance at December 31, 1999                                         $ 2,549      $ 33,707

Comprehensive income:
    Net income                                                                                       $  64,933
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments                                             35,024
                                                                                                 --------------

      Total comprehensive income                                                                     $  99,957
                                                                                                 --------------

Dividends paid on common stock
                                                                 ------------  ------------

Balance at December 31, 2000                                           2,549        33,707

Comprehensive income:
    Net income                                                                                       $  68,939
    Other comprehensive income:
      Net unrealized loss on available-for-sale investments
           and certain interest rate swaps (net of tax ($8,325))                                       (15,462)
                                                                                                 --------------

      Total comprehensive income                                                                     $  53,477
                                                                                                 --------------

Dividends paid on common stock
                                                                 ------------  ------------

Balance at December 31, 2001                                           2,549        33,707

Comprehensive income:
    Net income                                                                                       $  81,720
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments
           and certain interest rate swaps (net of tax $37,095)                                         71,164
                                                                                                 --------------

      Total comprehensive income                                                                    $  152,884
                                                                                                 --------------

Capital contribution                                                                10,000
Dividends paid on common stock
                                                                 ------------  ------------

Balance at December 31, 2002                                         $ 2,549      $ 43,707
                                                                 ------------  ------------



                                                                    Accumulated
                                                                       Other                               Total
                                                                    Comprehensive     Retained        Stockholder's
                                                                    Income (Loss)     Earnings           Equity

Balance at December 31, 1999                                         $ (51,130)         $643,294         $ 628,420

Comprehensive income:
    Net income                                                                            64,933            64,933
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments             35,024                              35,024


      Total comprehensive income


Dividends paid on common stock                                                           (60,000)          (60,000)
                                                                  -------------      ------------     -------------

Balance at December 31, 2000                                           (16,106)          648,227           668,377

Comprehensive income:
    Net income                                                                            68,939            68,939
    Other comprehensive income:
      Net unrealized loss on available-for-sale investments
           and certain interest rate swaps (net of tax ($8,325))       (15,462)                            (15,462)


      Total comprehensive income


Dividends paid on common stock                                                           (22,000)          (22,000)
                                                                  -------------      ------------     -------------

Balance at December 31, 2001                                           (31,568)          695,166           699,854

Comprehensive income:
    Net income                                                                            81,720         $  81,720
    Other comprehensive income:
      Net unrealized gain on available-for-sale investments
           and certain interest rate swaps (net of tax $37,095)         71,164                              71,164


      Total comprehensive income


Capital contribution                                                                                        10,000
Dividends paid on common stock                                                           (27,000)          (27,000)
                                                                  -------------      ------------     -------------

Balance at December 31, 2002                                         $  39,596          $749,886         $ 835,738
                                                                  -------------      ------------     -------------


Midland National Life Insurance Company
Statements of Cash Flows

For the years ended December 31, 2002, 2001 and 2000
(Amounts in thousands)
----------------------------------------------------------------------------------------------------------------------------------

                                                                          2002               2001               2000

Cash flows from operating activities:

    Net income                                                          $  81,720          $  68,939          $  64,933
    Adjustments to reconcile net income to net cash
         used in operating activities:
      Amortization of deferred policy acquisition costs
           and present value of future profits of
           acquired businesses                                             50,001             59,131             60,368
      Net amortization of premiums and discounts on
           investments                                                     46,795             32,027             (4,150)
      Policy acquisition costs deferred                                  (369,222)          (283,282)          (151,930)
      Net realized investment (gains) losses                              (14,514)             2,725              7,372
      Net unrealized losses (gains) on
           derivative instruments                                          22,115             (2,753)                 -
      Net unrealized losses on trading securities                               -                  -                275
      Cumulative effect of accounting change                                    -              1,012                  -
      Deferred income taxes                                               (18,166)              (151)            (4,577)
      Net interest credited and product charges on
           universal life and investment policies                         132,368             28,009            (27,046)
      Receivables on annuity reinsurance agreement                        (70,130)                 -                  -
      Changes in other assets and liabilities:
         Net receivables                                                   47,785            (12,018)           (10,120)
         Net payables                                                      (9,203)            13,607             45,052
         Policy benefits                                                    6,319             17,483             14,033
         Other                                                                188              1,212                455
                                                                  ----------------   ----------------   ----------------

      Net cash used in operating activities                               (93,944)           (74,059)            (5,335)
                                                                  ----------------   ----------------   ----------------

Cash flows from investing activities:
    Proceeds from investments sold, matured or repaid:

      Fixed maturities                                                  5,274,090          1,628,781            571,872
      Equity securities                                                   118,338            263,191            295,377
      Other invested assets and derivatives                                38,282             11,709             12,371
    Cost of investments acquired:
      Fixed maturities                                                 (7,789,238)        (3,469,665)        (1,018,000)
      Equity securities                                                  (129,451)           (78,270)          (305,655)
      Other invested assets and derivatives                              (122,988)          (114,619)           (21,167)
    Net change in policy loans                                                172             (4,025)            (5,586)
    Net change in short-term investments                                  (88,630)           (87,423)           (99,029)
    Net change in repurchase agreements and
         collateral on swap agreements                                    615,096            457,926                  -
    Net change in amounts due to brokers                                  (91,786)            84,942                  -
                                                                  ----------------   ----------------   ----------------

      Net cash used in investing activities                            (2,176,115)        (1,307,453)          (569,817)
                                                                  ----------------   ----------------   ----------------


                                                                          2002               2001               2000

Cash flows from financing activities:
    Receipts from universal life and investment
         products                                                      $2,761,615         $1,714,938         $1,003,901
    Benefits paid on universal life and investment
         products                                                        (461,264)          (303,015)          (368,941)
    Capital contributions received                                         10,000                  -                  -
    Dividends paid on common stock                                        (27,000)           (22,000)           (60,000)
                                                                  ----------------   ----------------   ----------------

      Net cash provided by financing activities                         2,283,351          1,389,923            574,960
                                                                  ----------------   ----------------   ----------------

Increase (decrease) in cash                                                13,292              8,411               (192)

Cash at beginning of year                                                  10,324              1,913              2,105
                                                                  ----------------   ----------------   ----------------

Cash at end of year                                                     $  23,616          $  10,324           $  1,913
                                                                  ----------------   ----------------   ----------------


Supplemental disclosures of cash flow information:
    Cash paid during the year for:

      Interest                                                            $    25            $    50            $    73
      Income taxes, paid to parent                                         42,908             48,038             26,196



Midland National Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------
(Amounts in thousands)


1.      Summary of Significant Accounting Policies

        Organization

        Midland National Life Insurance Company ("Midland" or the "Company") is a wholly-owned subsidiary of Sammons Enterprises, Inc. ("SEI"). Midland operates predominantly in the individual life and annuity business of the life insurance industry. The Company is licensed to operate in 49 states and the District of Columbia. The Company is affiliated through common ownership with North American Company for Life and Health Insurance ("North American") and North American Company for Life and Health Insurance of New York ("NANY").

        Use of Estimates

        In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

        The Company is subject to the risk that interest rates will change and cause a decrease in the value of its investments. To the extent that fluctuations in interest rates cause the cash flows and duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize a loss.

        Investments

        The Company is required to classify its fixed maturity investments (bonds and redeemable preferred stocks) and equity securities (common and nonredeemable preferred stocks) into three categories: securities that the Company has the positive intent and the ability to hold to maturity are classified as "held-to-maturity"; securities that are held for current resale are classified as "trading securities"; and securities not classified as held-to-maturity or as trading securities are classified as "available-for-sale." Investments classified as trading or available-for-sale are required to be reported at fair value in the balance sheet. The Company currently has no securities classified as held-to-maturity or trading.

        Trading securities are held for resale in anticipation of short-term market movements. Gains and losses on these securities, both realized and unrealized, are included in the determination of net income. Net cost of or proceeds from trading securities are included in operating activities in the statements of cash flows.

        Available-for-sale securities are classified as such if not considered trading securities or if there is not the positive intent and ability to hold the securities to maturity. Such securities are carried at market value with the unrealized holding gains and losses included as other comprehensive income in stockholder's equity, net of related adjustments to deferred policy acquisition costs, deferred income taxes and the accumulated unrealized holding gains (losses) on securities sold which are released into income as realized investment gains (losses). Cash flows from available-for-sale security transactions are included in investing activities in the statements of cash flows.

        For collateralized mortgage obligations ("CMO's") and mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. This adjustment is included in net investment income.

        Policy loans are carried at unpaid principal balances. Short-term investments are carried at amortized cost, which approximates fair value.

        Other invested assets and derivatives are primarily comprised of interest rate swaps, options and joint ventures and limited partnerships. The derivatives are recorded at quoted market prices. Investments in joint ventures and limited partnerships are recorded under the equity method of accounting and reviewed for impairment on a periodic basis.

        Investment income is recorded when earned. Realized gains and losses are determined on the basis of specific identification of the investments.

        The Company's accounting policy for impairment recognition requires other than temporary impairment charges to be recorded. Factors considered in evaluating whether a decline in value is other than temporary include the length of time and magnitude by which the fair value is less than cost; the financial condition, enterprise value and prospects of the investment combined with the intent and ability of the Company to hold the investment. Other considerations are also taken into account such as, but not limited to (i) financial ratios (ii) length of time the Company has held the investment and (iii) the overall assessment of the value of the enterprise. For fixed income securities, the Company also considers whether it will be able to collect the amounts due according to the contractual terms of the investment. During 2002 the Company recorded $16,429 of realized losses as a result of this analysis, in addition to those securities which were sold and impaired at the time of sale. These losses are included in net realized gains and losses.

        Recognition of Traditional Life Revenue and Policy Benefits

        Traditional life insurance products include those products with fixed and guaranteed premiums and benefits. Life insurance premiums, which comprise the majority of premium revenues, are recognized as premium income when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for policy benefit reserves and the amortization of deferred policy acquisition costs.

        Liabilities for future policy benefits for traditional policies generally are computed by the net level premium method based on estimated future investment yield, mortality, morbidity, and withdrawals which were appropriate at the time the policies were issued or acquired. Interest rate assumptions range primarily from 6.25% to 11.25%.

        Recognition of Revenue and Policy Benefits for Interest Sensitive Life Insurance Products and Investment Contracts (Interest Sensitive Policies) Interest sensitive policies are issued on a periodic and single premium basis. Amounts collected are credited to policyholder account balances. Revenues from interest sensitive policies consist of charges assessed against policyholder account balances for the cost of insurance, policy administration, and surrender charges. Revenues also include investment income related to the investments which support the policyholder account balances. Policy benefits and claims that are charged to expense include benefits incurred in the period in excess of related policyholder account balances. Benefits also include interest and equity index amounts credited to the account balances.

        Policy reserves for universal life and other interest sensitive life insurance and investment contracts are determined using the retrospective deposit method. Policy reserves consist of the policyholder deposits and credited interest less withdrawals and charges for mortality, administrative, and policy expenses. Interest crediting rates ranged primarily from 2.75% to 5.65% in 2002, 2.75% to 6.25% in 2001 and 2.75% to 7.5% in 2000. For certain contracts, these crediting rates extend for periods in excess of one year.

        Accounting for Derivatives Instruments

        Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities", as amended by SFAS Nos. 137 and 138.

        SFAS No. 133 requires that all derivatives be carried on the balance sheet at fair value, with certain changes in fair value reflected in other comprehensive income (for those derivatives designated as "hedges") while other changes in derivative fair value are reflected in the statement of income. The Company uses derivatives to manage its policy obligation and investment risks.

        The Company has sold approximately $1,313,519 of annuity policies (net of $322,000 ceded to an outside reinsurer during 2002) that have a guaranteed base return and a higher potential return tied to a major equity market index. In order to fund these benefits the Company has invested in over-the-counter index (call) options which compensate the Company for any appreciation over the strike price and offsets the corresponding increase in the policyholder obligation. The Company classifies these derivative investments as "Other Invested Assets" and amortizes the cost against investment income over the term of the option. In accordance with SFAS No. 133, the Company adjusts the carrying value of the options from amortized cost to market with any change reflected as an unrealized gain (loss) in the statement of income. When the option matures, any value received by the Company is reflected as investment income ($ 4,385 in 2002 and $1,169 in 2001) offset by the amount credited to the policyholder ($ 3,915 in 2002 and $1,085 in 2001). The following relates to the options owned as of December 31, 2002 and 2001:

                                                  2002               2001

        Notional amount                        $1,330,770          $ 959,000
        Amortized cost                          $  42,664          $  25,758
        Estimated fair value                    $  34,395          $  27,445


        SFAS No. 133 requires that the fair value changes of the derivatives embedded in "Equity Indexed Products" be reflected in the statement of income. The following summarizes the impacts of these derivatives in the statement of income:

                                                 Change           December 31,      December 31,     January 1,
Gain (Loss) in Fair Value                      During 2002           2002               2001              2001

Change in investment values                      $ (9,956)          $ (8,269)           $ 1,687         $ (4,805)
Change in liability values                        (12,159)           (16,282)            (4,123)            (384)
                                            --------------     --------------     --------------    -------------

Change in derivative/option values                (22,115)           (24,551)            (2,436)          (5,189)

Offset to deferred acquisition costs               15,481             17,186              1,705            3,632
Offset to federal income taxes                      2,322              2,578                256              545
                                            --------------     --------------     --------------    -------------

Net impact                                       $ (4,312)          $ (4,787)           $  (475)        $ (1,012)
                                            --------------     --------------     --------------    -------------


        The impact as of January 1, 2001 is reflected as a change in accounting. The changes during 2002 and 2001 are reflected in the statement of income in the respective components of income.

        The fair value of the investment in call options is based upon quoted market prices. The fair value of the embedded options related to the policyholder obligations (liability values) is based upon current and expected index levels and returns as well as general policyholder behavior, primarily lapses and withdrawals. These projected benefit values are discounted to the current date using the current risk free rate consistent with the duration of the liability. This value is then compared to the carrying value of the liability to calculate any gain or loss which is reflected in the statement of income as an unrealized gain or loss on derivative instruments. To the extent that these changes in values impact the earnings pattern of the product and thus the amortization pattern of the deferred acquisition costs, an adjustment to the amortization of deferred acquisition costs is made.

        The Company has a number of investments which pay interest on a variable rate tied to a major interest rate index. The Company has entered into interest rate swaps which effectively convert the variable cash flows to fixed over the life of the swaps. These swaps pay the Company fixed rates while the Company is obligated to pay variable rates. The swaps are part of the Company's overall risk and asset-liability management strategy by reducing the volatility of cash flows and providing a better match to the characteristics of the Company's liabilities.

                                                      2002            2001

        Notional amounts                             $  728,500      $  250,000
        Fixed rates to receive (range)             4.73% to 6.04%         5.91%
        Current variable rates to pay (range)      1.40% to 1.96%         1.98%


        These swaps are accounted for as cash-flow hedges with the change in fair value reflected in other comprehensive income. The 2001 swap was entered into during 2001 so there was no change in accounting as of the beginning of year related to this investment.

                                                             Change
                                                             During         December 31,     December 31,
Gain in Fair Value                                             2002           2002               2001

Change in swaps values                                       $ 77,004          $ 77,493             $  489
Offset to deferred acquisition costs                          (54,245)          (54,245)                 -
Offset to federal income taxes                                 (7,966)           (8,137)              (171)
                                                         -------------    --------------     --------------

       Net impact to other comprehensive income              $ 14,793          $ 15,111             $  318
                                                         -------------    --------------     --------------

       The Company generally limits its selection of counterparts that are obligated under its derivative contracts to those within the "A" credit rating or above. Entering into such agreements from financial institutions with long-standing performance records minimizes the risk. The amounts of such exposure are essentially the net replacement cost or market value for such agreements with each counter party, as well as any interest due the Company from the last interest payment period less any collateral posted by the financial institution. Collateral posted at December 31, 2002, was $65,660 and is reflected in the balance sheet in short term investments. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on swap agreements.

        Deferred Policy Acquisition Costs

        Deferred policy acquisition costs ("DPAC") that vary with, and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs include commissions, policy issuance, underwriting, and certain variable agency expenses.

        Deferred costs related to traditional life insurance are amortized over the estimated premium paying period of the related policies in proportion to the ratio of annual premium revenues to total anticipated premium revenues.

        Deferred costs related to interest sensitive policies are being amortized over the lives of the policies in relation to the present value of actual and estimated gross profits subject to regular evaluation and retroactive revision to reflect actual emerging experience. Policy acquisition costs deferred and amortized for years ended December 31 are as follows:

                                                                      2002              2001             2000

Deferred policy acquisition costs, beginning
      of year                                                       $ 805,576         $ 554,426        $ 493,914

Offset to losses on derivative instruments -
      January 1, 2001                                                       -             3,632                -
Commissions deferred                                                  336,072           256,334          133,330
Underwriting and acquisition expenses deferred                         33,150            26,948           18,600
Change in offset to unrealized (gains) losses                        (161,493)           20,015          (35,950)
Amortization - related to operations                                  (61,259)          (53,852)         (55,468)
Amortization - related to SFAS No. 133                                 14,265            (1,927)               -
                                                               ---------------   ---------------  ---------------

Deferred policy acquisition costs, end of year                      $ 966,311         $ 805,576        $ 554,426
                                                               ---------------   ---------------  ---------------

        To the extent that unrealized gains and losses on available-for-sale securities would result in an adjustment to the amortization pattern of deferred policy acquisition costs or present value of future profits of acquired businesses had those gains or losses actually been realized, the adjustments are recorded directly to stockholder's equity through other comprehensive income as an offset to the unrealized gains or losses. Recoverability of deferred policy acquisition costs is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Present Value of Future Profits of Acquired Businesses

        The present value of future profits of acquired businesses ("PVFP") represents the portion of the purchase price of blocks of businesses which is allocated to the future profits attributable to the insurance in force at the dates of acquisition. The PVFP is amortized in relationship to the actual and expected emergence of such future profits. The composition of the PVFP for the years ended December 31 is summarized below:

                                                   2002              2001             2000

Balance at beginning of year                        $ 15,221          $ 18,573         $ 23,473

Amortization                                          (3,007)           (3,352)          (4,900)
                                               --------------   ---------------  ---------------

Balance at end of year                              $ 12,214          $ 15,221         $ 18,573
                                               --------------   ---------------  ---------------


        Retrospective adjustments of these amounts are made periodically upon the revision of estimates of current or future gross profits on universal life-type products to be realized from a group of policies. Recoverability of the PVFP is evaluated periodically by comparing the current estimate of future profits to the unamortized asset balance.

        Based on current conditions and assumptions as to future events, the Company expects to amortize approximately 25% of the December 31, 2002 balance of PVFP in 2003, 22% in 2004, 8% in 2005, 8% in 2006, and 8% in
        2007. The interest rates used to determine the amortization of the PVFP purchased ranged from 5.5% to 6.5%.

        Policy Claims and Benefits Payable

        The liability for policy claims and benefits payable includes provisions for reported claims and estimates for claims incurred but not reported, based on the terms of the related policies and contracts and on prior experience. Claim liabilities are necessarily based on estimates and are subject to future changes in claim severity and frequency. Estimates are periodically reviewed and adjustments to such liabilities are reflected in current operations.

        Federal Income Taxes

        The Company is a member of SEI's consolidated United States federal income tax group. The policy for intercompany allocation of federal income taxes provides that the Company compute the provision for federal income taxes on a separate return basis. The Company makes payment to, or receives payment from, SEI in the amount they would have paid to, or received from, the Internal Revenue Service had they not been members of the consolidated tax group. The separate Company provisions and payments are computed using the tax elections made by SEI.

        Deferred tax liabilities and assets are recognized based upon the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        Assets Held in Separate Accounts

        Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally separated and are not subject to the claims that may arise out of any other business of the Company. The Company reports separate account assets at market value; the underlying investment risks are assumed by the contractholders. The Company records the related liabilities at amounts equal to the market value of the underlying assets. The Company records the fees earned for administrative and contractholder services performed for the separate accounts in other income.

        Comprehensive Income

        The Company follows the reporting concept of "Comprehensive Income" which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. Comprehensive income for the Company includes net income and unrealized gains and losses (other comprehensive income) on available-for-sale securities. In addition, certain interest rate swaps are accounted for as cash-flow hedges with the change in the fair value of the swap reflected in other comprehensive income.

        Repurchase Agreements and Collateral on Swap Agreements

        Repurchase Agreements

        As part of the Company's investment strategy, the Company may enter reverse repurchase agreements and dollar-roll transactions to increase the Company's investment return. The Company accounts for these transactions as collateral borrowings, where the amount borrowed is equal to the market value of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. As of December 31, 2002 and 2001, there were $ 1,007,654 and $415,000, respectively, of such agreements outstanding. The collateral for these agreements is held in the fixed maturities and short-term investments in the balance sheets.

        Collateral on Swap Agreements

        As a result of market value changes, certain financial institutions involved in the interest rate swap agreements deposit cash with the Company to collateralize these obligations. The cash collateral and the amount that the Company was permitted to repledge was $65,368 and is reflected in the Company's balance sheet in short term investments at December 31, 2002. None of the collateral has been repledged as of December 31, 2002. The obligation to repay the collateral is reflected in the balance sheet in repurchase agreements and collateral on swap agreements.

2.      Fair Value of Financial Instruments

        The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        Cash, Short-Term Investments and Policy Loans

        The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

        Other Invested Assets and Derivatives

        For joint ventures and limited partnerships, the carrying amounts reported in the balance sheets approximate their fair values. For the derivative instruments, including the interest rate swaps and options, the carrying value is equal to the quoted market prices or fair value.

        Investment Securities

        Fair value for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value of equity securities are based on quoted market prices.

        Investment-Type Insurance Contracts

        Fair values for the Company's liabilities under investment-type insurance contracts are estimated using two methods. For those contracts without a defined maturity, the fair value is estimated as the amount payable on demand (cash surrender value). For those contracts with known maturities, fair value is estimated using discounted cash flow calculations using interest rates currently being offered for similar contracts with maturities consistent with the contracts being valued.

        These fair value estimates are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in some cases, could not be realized in the immediate settlement of the instruments. Certain financial liabilities (including non investment-type insurance contracts) and all non-financial instruments are excluded from the disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

        The carrying value and estimated fair value of the Company's financial instruments are as follows:

                                                December 31, 2002                     December 31, 2001
                                        -----------------------------------   -----------------------------------
                                           Carrying           Estimated          Carrying           Estimated
                                             Value           Fair Value            Value           Fair Value

Financial assets:
    Fixed maturities, available-
         for-sale                            $7,121,761         $7,121,761         $4,391,779         $4,391,779
    Equity securities, available-
         for-sale                               233,943            233,943            223,868            223,868
    Policy loans                                226,451            226,451            226,623            226,623
    Short-term investments                      377,913            377,913            289,281            289,281
    Other invested assets and
      derivatives                               257,318            257,318            156,871            156,871

Financial liabilities:
    Investment-type insurance
         contracts                            5,201,399          4,363,514          2,788,781          2,402,067


3.      Investments and Investment Income

        Fixed Maturities and Equity Security Investments

        The amortized cost and estimated fair value of fixed maturities and equity securities classified as available-for-sale are as follows:

                                                                      December 31, 2002

                                            ---------------------------------------------------------------------
                                                                   Gross           Gross
                                                                 Unrealized      Unrealized         Estimated
                                               Amortized          Holding         Holding             Fair
                                                  Cost             Gains           Losses             Value

Fixed maturities:
    U.S. Treasury and other U.S.
         Government corporations
         and agencies                             $1,583,313        $ 42,607         $  3,369         $1,622,551
    Corporate securities                           3,193,236          87,196          110,080          3,170,352
    Mortgage-backed securities                     2,231,273          91,089            4,233          2,318,129
    Other debt securities                             10,067             671                9             10,729
                                            -----------------  --------------  ---------------   ----------------

      Total fixed maturities                       7,017,889         221,563          117,691          7,121,761

Equity securities                                    225,358          10,717            2,132            233,943
                                            -----------------  --------------  ---------------   ----------------

      Total available-for-sale                    $7,243,247       $ 232,280        $ 119,823         $7,355,704
                                            -----------------  --------------  ---------------   ----------------


                                                                      December 31, 2001

                                            ---------------------------------------------------------------------
                                                                   Gross           Gross
                                                                 Unrealized      Unrealized         Estimated
                                               Amortized          Holding         Holding             Fair
                                                  Cost             Gains           Losses             Value

Fixed maturities:
    U.S. Treasury and other U.S.
         Government corporations

         and agencies                              $ 822,973         $ 4,107         $ 33,283          $ 793,797
    Corporate securities                           2,377,107          35,052           87,147          2,325,012
    Mortgage-backed securities                     1,252,541          10,927            9,431          1,254,037
    Other debt securities                             18,477             472               16             18,933
                                            -----------------  --------------  ---------------   ----------------

      Total fixed maturities                       4,471,098          50,558          129,877          4,391,779

Equity securities                                    226,063           8,826           11,021            223,868
                                            -----------------  --------------  ---------------   ----------------

      Total available-for-sale                    $4,697,161        $ 59,384        $ 140,898         $4,615,647
                                            -----------------  --------------  ---------------   ----------------

        The corporate securities category in the table above includes a group of foreign securities with a total amortized cost of $19,429 and a fair value of $18,475 at December 31, 2002. These securities have variable interest rates that currently average 1.99% and maturity dates in 2049.

        The unrealized appreciation (depreciation) on the available-for-sale securities and interest rate swaps in 2002 and 2001 is reduced by deferred policy acquisition costs and deferred income taxes and is reflected as a component of accumulated other comprehensive income in the statements of stockholder's equity:

                                                                                        2002             2001

Net unrealized appreciation (depreciation) - AFS securities                           $ 112,457        $ (81,513)
Net unrealized appreciation - interest rate swaps                                        77,493              489
Deferred policy acquisition costs                                                      (129,034)          32,458
Deferred income taxes                                                                   (21,320)          16,998
                                                                                 ---------------  ---------------

    Accumulated other comprehensive gain (loss)                                        $ 39,596        $ (31,568)
                                                                                 ---------------  ---------------

        The other comprehensive income (loss) is comprised of the change in unrealized gains (losses) on available-for-sale fixed maturities, equity security investments and other invested assets (interest rate swaps) arising during the period less the realized (gains) losses included in income, deferred policy acquisition costs and deferred income taxes as follows:

                                                                         2002            2001             2000

Unrealized holding gains (losses) arising in the current period:

    Fixed maturities                                                   $ 209,522        $(59,692)       $ 60,815
    Equity securities                                                     (1,039)         12,680          21,644
    Other invested assets - interest rate swaps                           77,004             489               -
    Less reclassification adjustment for (gains) losses
         released into income                                            (14,512)          2,721           7,374
    Less DPAC impact                                                    (161,493)         20,015         (35,950)
    Less deferred income tax effect                                      (38,318)          8,325         (18,859)
                                                                  ---------------  --------------   -------------

      Net other comprehensive income (loss)                             $ 71,164        $(15,462)       $ 35,024
                                                                  ---------------  --------------   -------------


        The amortized cost and estimated fair value of available-for-sale fixed maturities at December 31, 2002, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                 Amortized          Estimated
                                                                                   Cost            Fair Value

Due in one year or less                                                             $  18,457          $  17,295
Due after one year through five years                                                 647,806            640,894
Due after five years through ten years                                                990,743            997,856
Due after ten years                                                                 3,129,609          3,147,587
Securities not due at a single maturity date (primarily
      mortgage-backed securities)                                                   2,231,274          2,318,129
                                                                              ----------------   ----------------

      Total fixed maturities                                                       $7,017,889         $7,121,761
                                                                              ----------------   ----------------


        During 2002, the Company became a member of the Federal Home Loan Bank of Des Moines ("FHLB"). In order to become a member the Company was required to purchase FHLB equity securities totaling $6,104. The securities are included in equity securities at cost in the Company's balance sheet. Resale of these securities is restricted only to FHLB. As a member of FHLB the Company can borrow money, provided that FHLB's collateral and stock ownership requirements are met. The maximum amount the Company can borrow is twenty times its FHLB investment. The interest rate and repayment terms differ depending on the type of advance and the term selected. The Company has not utilized this facility since its inception.

        Investment Income and Investment (Losses) Gains Major categories of investment income are summarized as follows:

                                                                      2002              2001             2000

Gross investment income:

    Fixed maturities                                                $ 323,558         $ 239,652        $ 185,212
    Equity securities                                                  19,387            30,620           36,727
    Policy loans                                                       16,781            16,734           16,237
    Short-term investments                                              8,305            12,238           11,241
    Other invested assets                                              28,835            10,946            1,989
                                                               ---------------   ---------------  ---------------

      Total gross investment income                                   396,866           310,190          251,406

Amortization of investment options                                     52,106            34,216           10,200
Investment expenses                                                    20,386             8,014            5,467
                                                               ---------------   ---------------  ---------------

      Net investment income                                         $ 324,374         $ 267,960        $ 235,739
                                                               ---------------   ---------------  ---------------


        The major categories of investment gains and losses reflected in the income statement are summarized as follows:

                                                      2002            2001                   2000
                                                  --------------  --------------  -------------------------------
                                                                                                   Unrealized -
                                                                                                     Trading
                                                    Realized        Realized        Realized       Securities

Fixed maturities                                       $ 26,331        $(16,158)       $ (5,404)          $   -
Equity securities                                       (11,819)         13,437          (1,970)           (275)
Other                                                         2              (4)              2               -
                                                  --------------  --------------  --------------  --------------

      Net investment gains (losses)                    $ 14,514        $ (2,725)       $ (7,372)        $  (275)
                                                  --------------  --------------  --------------  --------------


        In 2002, the Company sold most of its investments in Worldcom Inc. bonds and recorded a pre-tax realized loss of approximately $18,000. Offsetting gains were taken on other securities during 2002 which were recorded in net realized investment gains.

        In 2001, the Company sold most of its investments in Enron bonds and recorded a pre-tax realized loss of approximately $28,000. Offsetting gains were taken on other securities during 2001 which were recorded in net realized investment gains.

        Proceeds from the sale of available-for-sale securities and the gross realized gains and losses on these sales (excluding maturities, calls and prepayments) during 2002, 2001, and 2000 were as follows:

                                     2002                           2001                          2000
                        -----------------------------  -----------------------------  ---------------------------
                              Fixed                          Fixed                         Fixed
                           Maturities        Equity       Maturities        Equity      Maturities       Equity

Proceeds from sales        $5,079,475       $ 69,273      $1,338,697      $ 254,900     $ 433,163      $ 267,944
Gross realized gains           88,727          2,892          39,384         18,314         7,356          8,926
Gross realized losses         (51,632)       (17,565)        (58,371)        (9,287)       (1,140)        (7,035)


        Credit Risk Concentration

        The Company generally strives to maintain a diversified invested assets portfolio. Other than investments in U.S. Government or U.S. Government Agency or Authority, the Company had no investments in one entity which exceeded 10% of stockholder's equity at December 31, 2002, except for the following investments with the following carrying values:

        BWC Corp                                            $ 110,000
        Ptolemy Limited                                       110,000
        Pimlico Road Corporation                              100,000
        Alvanley Corporation                                   95,000
        Core Funding LLC                                       88,228


        Other

        At December 31, 2002 and 2001, securities amounting to $2,183 and $3,805, respectively, were on deposit with regulatory authorities as required by law.

4.      Income Taxes

        The significant components of the provision for federal income taxes are as follows:

                                                                2002            2001             2000

Current                                                        $ 61,187        $ 37,536        $ 41,116
Deferred                                                        (18,166)           (151)         (4,577)
                                                          --------------  --------------   -------------

      Total federal income tax expense                         $ 43,021        $ 37,385        $ 36,539
                                                          --------------  --------------   -------------




        Income tax expense differs from the amounts computed by applying the U.S. Federal income tax rate of 35% to income before income taxes as follows:

                                                                 2002            2001             2000

At statutory federal income tax rate                            $ 43,660        $ 37,567        $ 35,515
Dividends received deductions                                       (405)           (701)         (1,207)
Other, net                                                          (234)            519           2,231
                                                           --------------  --------------   -------------

      Total federal income tax expense                          $ 43,021        $ 37,385        $ 36,539
                                                           --------------  --------------   -------------


        The federal income tax asset as of December 31 is comprised of the following:

                                                                   2002             2001

Net deferred income tax (liability) asset                         $ (2,098)        $ 18,055
Income taxes currently (payable) receivable                        (15,598)           2,681
                                                            ---------------  ---------------

      Federal income tax (liability) asset                       $ (17,696)        $ 20,736
                                                            ---------------  ---------------


        The tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities at December 31 are as follows:

                                                                       2002             2001

Deferred income tax assets:
    Policy liabilities and reserves                                    $ 320,041        $ 200,542
    Investments                                                                -           40,913
    Other, net                                                             5,333            6,459
                                                                  ---------------  ---------------

      Total gross deferred income tax assets                             325,374          247,914
                                                                  ---------------  ---------------

Deferred income tax liabilities:
    Investments                                                          (49,592)               -
    Present value of future profits of acquired business                  (4,275)          (5,327)
    Deferred policy acquisition costs                                   (273,605)        (224,532)
                                                                  ---------------  ---------------

      Total deferred income tax liabilities                             (327,472)        (229,859)
                                                                  ---------------  ---------------

      Net deferred income tax (liability) asset                         $ (2,098)        $ 18,055
                                                                  ---------------  ---------------


        Prior to 1984, certain special deductions were allowed life insurance companies for federal income tax purposes. These special deductions were accumulated in a memorandum tax account designated as "Policyholders' Surplus." Such amounts will usually become subject to tax at the then current rates only if the accumulated balance exceeds certain maximum limitations or certain cash distributions are deemed to be paid out of this account. It is management's opinion that further deemed payments from this account are not likely to occur. Accordingly, no provision for income tax has been made on the approximately $66,000 balance in the policyholders' surplus account at December 31, 2002.

5.      Reinsurance

        The Company is involved in both the cession and assumption of life and annuity reinsurance with other companies. Reinsurance premiums and claims ceded and assumed for the years ended December 31 are as follows:

                                   2002                           2001                           2000
                      -----------------------------   ----------------------------   ----------------------------
                          Ceded          Assumed          Ceded         Assumed          Ceded         Assumed

Premiums                $ 623,532       $ 7,519         $ 42,760       $ 6,026         $ 33,355       $ 5,246

Claims                     27,927         7,282           19,225         5,946           17,607         4,987


        The Company generally reinsures the excess of each individual risk over $500 on ordinary life policies in order to spread its risk of loss. Certain other individual health contracts are reinsured on a policy-by-policy basis. The Company remains contingently liable for certain of the liabilities ceded in the event the reinsurers are unable to meet their obligations under the reinsurance agreement.

        The Company entered into a funds withheld coinsurance agreement with an outside reinsurer effective January 1, 2002. This is an indemnity agreement that covers 50% of all policies issued during 2002 of particular annuity plans. In this agreement the Company agrees to withhold, on behalf of the assuming company, assets equal to the Statutory reserve associated with these policies. The Company has netted the funds withheld liability of $491,472 against the reserve credits of $601,019 in the reinsurance receivable line in the December 31, 2002, balance sheet. This agreement increased (decreased) the following financial statement lines as follows:

Assets:                                                      Revenues:
    Other invested assets                     $  3,425         Net investment income                    $(11,406)
    Deferred policy acquisition

         costs                                (109,793)      Benefits and expenses:
    Reinsurance receivables                    109,547         Interest credited to policy-
                                                                    holder account balances               (8,861)
Liabilities:                                                   Operating expenses                           (353)
    Other liabilities                            2,316         Amortization of deferred
                                                                    policy acquisition costs              (3,164)


        Premiums, interest sensitive life and investment product charges, and benefits incurred are stated net of the amounts of premiums and claims assumed and ceded. Policyholder account balances, policy benefit reserves, and policy claims and benefits payable are reported net of the related reinsurance receivables. These receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts.

6.      Statutory Financial Data and Dividend Restrictions

        The Company is domesticated in Iowa and its statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the insurance department of the domiciliary state. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners ("NAIC"). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed. Such practices differ from state to state and company to company.

        Generally, the net assets of the Company available for distribution to its stockholders are limited to the amounts by which the net assets, as determined in accordance with statutory accounting practices, exceed minimum regulatory statutory capital requirements. All payments of dividends or other distributions to stockholders are subject to approval by regulatory authorities. The maximum amount of dividends that can be paid by the Company during any 12-month period, without prior approval of the insurance commissioner, is limited according to statutory regulations and is a function of statutory equity and statutory net income (generally, the greater of statutory-basis net gain from operations or 10% of prior year-end statutory-basis surplus). The Company paid statutory stockholder dividends of $ 27,000, $22,000 and $60,000 in 2002, 2001, and 2000 respectively. Dividends payable in 2003 up to $68,000 will not require prior approval of regulatory authorities.

        The statutory net income of the Company for the years ended December 31, 2002, 2001 and 2000 is approximately $61,000, $52,000 and $64,000, respectively, and capital and surplus at December 31, 2002, 2001 and 2000 is approximately $509,000, $457,000 and $365,000, respectively, in accordance with statutory accounting principles.

        The Iowa Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, which is effective January 1, 2001. The Company reported the effect of the adoption in 2001 as a net increase in surplus of $24,594, primarily as a result of the recording of deferred income taxes and eliminating the cost of collections liability.

7.      Employee Benefits

        The Company participates in qualified pensions and other postretirement benefit plans sponsored by SEI. The Company also provides certain postretirement health care and life insurance benefits for eligible active and retired employees through a defined benefit plan. The following table summarizes the benefit obligations, the fair value of plan assets and the funded status as of December 31, 2002 and 2001. The amounts reflect an allocation of the Company's portion of the SEI plan:

                                                      Pension Benefits                 Other Benefits

                                                 -----------------------------  ------------------------------
                                                    2002            2001            2002             2001

Benefit obligation at December 31                    $ 14,556        $ 11,016         $ 1,995          $  878
Fair value of plan assets at December 31                7,892           3,563               -               -
                                                 -------------  --------------  --------------   -------------

Funded status at December 31                         $ (6,664)       $ (7,453)       $ (1,995)        $  (878)
                                                 -------------  --------------  --------------   -------------

Accrued benefit liability recognized in
      financial statements                            $ 2,639         $ 2,734         $ 1,636         $ 1,576
                                                 -------------  --------------  --------------   -------------


        The Company's postretirement benefit plan is not funded; therefore, it has no plan assets.

        The amounts of contributions made to and benefits paid from the plan are as follows:


                                           Pension Benefits                 Other Benefits
                                     ------------------------------  ------------------------------
                                         2002            2001            2002             2001

Employer contributions                  $ 1,490          $  360          $    -          $  105
Employee contributions                  $     -          $    -          $   57          $   50
Benefit payments                        $    57          $  201          $  193          $  156


        The following table provides the net periodic benefit cost for the years ended 2002, 2001, and 2000:

                                                  Pension Benefits                      Other Benefits
                                         -------------------------------------  ---------------------------------
                                            2002          2001        2000        2002        2001        2000

Net periodic benefit costs                  $ 1,394       $ 1,052        $742       $197        $ 34        $110
                                         -----------   -----------  ----------  ---------   ---------   ---------


        The assumptions used in the measurement of the Company's benefit obligations are shown in the following table:

                                                                 Pension Benefits           Other Benefits
                                                             -------------------------  ------------------------
                                                                2002          2001         2002         2001

Weighted-average assumptions as of
      December 31:

    Discount rate                                               6.75%         7.25%        6.75%        7.25%
    Expected return on plan assets                              8.75%         8.75%         N/A          N/A
    Rate of compensation increase                               4.25%         4.25%         N/A          N/A


        For measurement purposes, a 10.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually each year to a rate of 4.5% for 2010 and remain at that level thereafter.

        The Company also participates in a noncontributory Employee Stock Ownership Plan ("ESOP") which is qualified as a stock bonus plan. All employees are eligible to participate in this plan upon satisfying eligibility requirements. The ESOP is sponsored by SEI. Each year the Company makes a contribution to the ESOP as determined by the Board of SEI. The contributions to the ESOP for 2002, 2001, and 2000 were $5,388, $1,392, and $1,191, respectively. The expense for 2002, 2001, and 2000 was $3,660, $3,170, and $2,917, respectively. All contributions to the ESOP are held in trust.

8.      Commitments and Contingencies

        Lease Commitments

        Midland's home office building has been conveyed to the City of Sioux Falls, South Dakota, and leased back in a transaction in which the City issued $4,250 of Industrial Revenue Bonds for face value. The bonds were fully repaid by the City of Sioux Falls during 2002, concurrently the lease term also expired. The lease includes a purchase option under which the Company may repurchase the building upon repayment of all bonds issued. The lease terms provided for 10 annual payments equivalent to principal of $425 beginning in 1993 and semiannual payments through 2002 in amounts equivalent to interest at 5.5% on the outstanding revenue bond principal. The ownership of the building will pass to the Company pending completion of title documents. The building and land costs have been capitalized and are carried as part of other assets and the lease obligation as part of other liabilities.

        The Company also leases certain equipment and office space. Rental expense on operating leases amounted to $ 2,005, $1,795, and $2,365 for the years ended December 31, 2002, 2001, and 2000, respectively. The minimum future rentals on operating leases at December 31, 2002, are $1,284 in 2003; $1,113 in 2004; $1,113 in 2005; $1,021 in 2006; $951 in
        2007 and $2,490 thereafter.

        Other Contingencies

        The Company is a defendant in various lawsuits related to the normal conduct of its insurance business. In the opinion of management, the ultimate resolution of such litigation will not materially impact the Company's financial position.

9.      Other Related Party Transactions

        The Company pays fees to SEI under management contracts. The Company was charged $ 4,725, $4,029, and $3,880 in 2002, 2001, and 2000, respectively, related to these contracts.

        The Company pays investment management fees to an affiliate, The Guggenheim Group, L.L.C. ("Guggenheim"). The Company was charged $7,147 and $2,751 in 2002 and 2001, respectively. Prior to April 2001 the Company paid investment management fees to an affiliate, Midland Advisors Company ("MAC"). MAC was a wholly owned subsidiary of SEI. Fees related to MAC's services were $2,138 and $1,781 in 2001 and 2000, respectively. On May 1, 2001, MAC was sold to Guggenheim with SEI receiving stock in Guggenheim.

        The Company provides certain insurance and non-insurance services to North American and NANY. The Company was reimbursed $ 13,233, $8,756, and $6,076 in 2002, 2001, and 2000, respectively, for the costs incurred to render such services.

        The Company received a $10,000 capital contribution from SEI in 2002. These funds, along with another capital contribution received in 2003, are to be applied as part of the funds to purchase Clarica US, Inc. in 2003 as shown below.

10.     Subsequent Event

        Subsequent to December 31, 2002, the Company acquired 100% of the shares of Clarica US, Inc., which is the holding corporation for Clarica Life Insurance Company. The primary source of funds used to acquire the Clarica US, Inc. shares was a capital contribution from SEI of $225 million received in January, 2003. The purchase price for these shares was approximately $287 million. The preliminary allocation of the purchase price to the assets and liabilities of this company is as follows:

        Assets:
            Investment securities                                    $2,647,000
            Mortgage loans                                              670,000
            Policy loans                                                 58,000
            Other invested assets                                        12,000
            Federal income tax, current and deferred                     60,000
            Other assets                                                 47,000
                                                                    ------------

              Total assets                                            3,494,000
                                                                    ------------

        Liabilities:
            Life and annuity reserves and account values              2,951,000
            Other liabilities                                           256,000
                                                                    ------------

              Total liabilities                                      $3,207,000
                                                                    ------------

        The final purchase price and price allocation is subject to future adjustments pending the resolution of certain post-closing matters.

                                     PART C

                                OTHER INFORMATION

Item 27.   Exhibits

(a)  Board of Directors Resolutions.

Resolution of the Board of Directors of Midland National Life establishing the Separate Account A (3)


(b)  Custodian Agreements.  Not Applicable


(c)  Underwriting Contracts.
     1)  Principal Underwriting Agreement (10)
     2)  Selling Agreement (10)
     3)  Commission schedule (10)

(d)  Contracts.
         Form of Contract (7)

(e)  Applications.
               Application Form. (6)


(f)  Depositor's Certificate of Incorporation and By-Laws.


     1)  Articles of Incorporation of Midland National Life. (3)
     2)  By-Laws of Midland National Life. (3)


(g)  Reinsurance Contracts.


         Form of Reinsurance Contracts (10)


(h)  Participation Agreements.


     1. (a) Form of Participation Agreements between Midland National Life Insurance Company and Fidelity Distributors
               Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (2)

          (b) Amendments to Participation Agreements for Fidelity Distributors Corporation/Variable Insurance Products Fund, and Variable Products Fund II. (2)

          (c) Form of Participation Agreement between Midland National Life Insurance Company and Fidelity Distributors Corporation/Variable Insurance Products Fund III. (3)

          (d) Form of Participation Agreement between Midland National Life Insurance Company and American Century Investment Services, Inc.
               (2)

          (e) Form of Participation Agreement between Midland National Life Insurance Company and Lord Abbett Series Funds, Inc. (4)

          (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. (5)

          (g) Form of Participation Agreement between Midland National Life Insurance Company and Massachusetts Financial Variable Insurance Trusts. (4)

          (h) Form of Participation Agreement between Midland National Life Insurance Company and Fred Alger Management, Inc. (8)



          (i) Amendments to Participation Agreement for Fidelity Distributors Corporation/Variable Insurance Products Fund III. (8)

          (j) Form of Participation Agreement between Midland National Life Insurance Company and INVESCO Variable Investment Funds, Inc. (9)

          (k) Form of Participation Agreement between Midland National Life Insurance Company and Van Eck Global Worldwide Insurance Trust
               (9)

          (l) Form of Participation Agreement between Midland National Life Insurance Company and Pacific Investment Management Company LLC
               (10)


(i)  Administrative Contracts. Not Applicable.

(j)  Other Material Contracts.  Not Applicable.


(k)  Legal Opinion.


            Opinion and Consent of Stephen P. Horvat, Jr. (11)



(l)  Calculations.  (10)

(m)  Other Opinions.


     1)  Consent of Sutherland Asbill & Brennan LLP (11)

     2)  Consent of PricewaterhouseCoopers  LLP (11)



(n)  Omitted Financial Statements.  Not Applicable.

(o)  Initial Capital Agreements.  Not Applicable.

(p) Redeemability Exemption. Memorandum describing Midland National Life's issuance, transfer and redemption procedures for the Contract. (1)


(1) Incorporated herein by reference to Post-Effective Amendment No. 4 on April 30, 1990 for Form S-6 (File No. 33-16354).

(2) Incorporated herein by reference to Pre-Effective Amendment No. 2 for Form S-6 filed on April 23, 1997 (File No. 333-14061).

(3) Incorporated herein by reference to Post Effective Amendment No. 1 for Form S-6 on April 28, 1998 (File No. 333-14061).

(4) Incorporated herein by reference to Post Effective Amendment No. 3 for Form S-6 on April 29, 1999 (File No. 333-14061).

(5) Incorporated herein by reference to Pre-Effective Amendment No. 1 for Form S-6 on August 31, 1999 (File No. 333-80975).

(6) Incorporated herein by reference to Post-Effective Amendment No. 4 for Form S-6 on February 17, 2000 (File No. 333-14061).

(7) Incorporated herein by reference to Post-Effective Amendment No. 5 for Form S-6 on April 28, 2000 (File No. 333-14061).

(8) Incorporated herein by reference to Post-Effective Amendment No. 6 for Form S-6 on February 15, 2001 (File No. 333-14061).

(9) Incorporated herein by reference to Post-Effective Amendment No. 1 on April 22, 2002 for Form N-4 (File 333-71800).

(10) Incorporated herein by reference to Post-Effective Amendment No. 11 on April 29, 2003 for Form N-6 (File 333-14061)

(11) Filed herewith.

Item 28. Directors and Officers of the Depositor

              Name and Principal Business Address*                     Position and Offices with Depositor


John J. Craig, II..........................................     President and Chief Operating Officer
Steven C. Palmitier........................................     Senior Vice President and Chief Marketing Officer
Stephen P. Horvat, Jr***...................................     Senior Vice President, Secretary and General
                                                                Counsel

sDonald J. Iverson..........................................    Senior Vice President and Corporate Actuary
Robert W. Korba............................................     Member of the Board of Directors
Jon P. Newsome**...........................................     Executive Vice President, Annuity Division
Thomas M. Meyer............................................     Senior Vice President and Chief Financial Officer
Gary J. Gaspar***..........................................     Senior Vice President and Chief Information

                                                                Officer

Gary W. Helder.............................................     Executive Vice President, Policy Administration
Robert W. Buchanan.........................................     Vice President, Underwriting and New Business
Timothy A. Reuer...........................................     Vice President, Product Development
Esfandyat Dinshaw**........................................     Vice President, Annuity Division
Robert Tekolste**..........................................     Vice President, Annuity Division
Meg J. Taylor***...........................................     Vice President and Chief Compliance Officer

---------------------------------------------------------------------------------------------------------------------------

* Unless noted otherwise, the principal business address for each officer and director is One Midland Plaza, Sioux Falls, SD 57193-9991

**   Annuity Division, 4601 Westown Parkway, Suite 300, West Des Moines, IA
     50266

***  525 W. Van Buren, Chicago, IL 60607


Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant -



            The Depositor, Midland National Life Insurance Company (Midland) is an indirect subsidiary of Sammons Enterprises, Incorporated. The Registrant is a segregated asset account of Midland. Sammons Enterprises, Incorporated is owned by The Charles A. Sammons 1987 Charitable Remainder Trust Number Two. Other direct or indirect subsidiaries of Sammons Enterprises, Incorporated are:


  --------------------------------------------------------- ------------------------- ------------------------

                                                                                         Percent Of Voting
  Name                                                            Jurisdiction           Securities Owned

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Communications, Inc.                                      Delaware                   100%
      Sammons Communications of New Jersey, Inc. merged
      into Sammons Communications, Inc. as of 12/31/2002.

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Communication of Pennsylvania, Inc.                       Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Consolidated Investment Services, Inc.                             Nevada                    100%

  --------------------------------------------------------- ------------------------- ------------------------

  Richmond Holding Company, LLC                                     Delaware                    5%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Financial Holdings, Inc.  - changed name to
  Sammons Financial Group, Inc. as of 1/11/2002.
      NACOLAH Holding Corporation merged into Sammons               Delaware                   100%
      Financial Group as of  1/1/2002.

  --------------------------------------------------------- ------------------------- ------------------------

  Midland National Life Insurance Company                             Iowa                     100%

  --------------------------------------------------------- ------------------------- ------------------------

  Institutional Founders Life Insurance Company -                   Illinois                   100%
  voluntary dissolution pending 4/2003

  --------------------------------------------------------- ------------------------- ------------------------

  North American Company for Life & Health Insurance
      NACOLAH Life Insurance Company merged into North
      American Company for Life & Health Insurance as of            Illinois                   100%
      1/1/2002.


  --------------------------------------------------------- ------------------------- ------------------------

  North American Company for Life & Health Insurance of                                        100%
        New York                                                    New York

  --------------------------------------------------------- ------------------------- ------------------------

  CHC Holding, Inc.                                                Wisconsin                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Clarica Life Insurance Company - U.S.                           North Dakota                 100%

  --------------------------------------------------------- ------------------------- ------------------------

  WSLIC Marketing Corp.                                           North Dakota                 100%

  --------------------------------------------------------- ------------------------- ------------------------

  CHC Services, Inc.                                               Wisconsin                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Western States Development Corp.                                North Dakota                 100%

  --------------------------------------------------------- ------------------------- ------------------------

  NACOLAH Ventures, L.L.C.                                          Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Midland Advisors Company - stock sale 5/2001                    South Dakota                  0%

  --------------------------------------------------------- ------------------------- ------------------------

  Parkway Holdings, Inc.                                            Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Parkway Mortgage, Inc.                                            Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  CH Holdings, Inc.                                                 Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Corporation                                                Texas                     100%

  --------------------------------------------------------- ------------------------- ------------------------

  Otter, Inc.                                                       Oklahoma                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Cathedral Hill Hotel, Inc.                                        Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Power Development, Inc.                                   Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Gila Bend Power Partners,  L.L.C.                                 Delaware                    50%

  --------------------------------------------------------- ------------------------- ------------------------

  Mountain Valley Spring Company                                    Arkansas                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Water Lines, Inc.                                                 Arkansas                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Distribution Holdings, Inc.                               Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Vinson Supply Company - changed name to Sammons VSC,              Delaware                   100%
  Inc. 3/19/2001.

  --------------------------------------------------------- ------------------------- ------------------------

  Vinson Supply (UK) LTD.                                        United Kingdom                 50%

  --------------------------------------------------------- ------------------------- ------------------------

  Myron C. Jacobs Supply                                            Oklahoma                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Composite Thread Protectors, Inc. - changed name to             Pennsylvania                 100%
  Sammons CTP, Inc. 3/23/2001.

  --------------------------------------------------------- ------------------------- ------------------------

  Vinson Process Controls Company- changed name to                  Delaware                   100%
  Sammons VPC, Inc. 3/20/2001.

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Distribution, Inc.                                        Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs-Weaver, Inc. - changed name to Sammons BW, Inc.
  3/15/2001.

      B-W Mex Services, Inc. merged into Sammons BW, Inc.           Delaware                   100%
      12/31/02.


  --------------------------------------------------------- ------------------------- ------------------------

  TMIS, Inc.                                                         Texas                     100%

  --------------------------------------------------------- ------------------------- ------------------------

  B-W Mex, Inc.                                                     Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Abastecedora de Services Industriales y Productos S.A.
  de C.V.  (ASPI)
      Personal Para Services Integrados de Mexico S.A.
      (Personal)  and
      Especialistas en Systems de Distribucion

      Industrial   S.A. de C.V. (ESDI) and                           Mexico                    100%
      Especialistas en Procuramiento

      Industrial S.A. de C.V. (EPI) all merged into Abastecoedora de Services Industrials Productos
      S.A. de C.V. (ASPI) as of 12/31/02.

  --------------------------------------------------------- ------------------------- ------------------------

  Sealing Specialists of Texas, Inc.                                 Texas                     100%

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs ITD Corp.                                                  Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs Equipment Trust                                            Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs Equipment Mexico, Inc.                                     Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Montecargas Yale de Mexico S. A. de C.V. (YALESA)                  Mexico                    100%

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs Equipment S.A. de C.V. (BESA)                               Mexico                    100%

  --------------------------------------------------------- ------------------------- ------------------------

  Briggs Construction Equipment, Inc.                               Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Crestpark LP, Inc.                                                Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Crestpark Holding, Inc.                                           Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Venture Properties, Inc.                                  Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Realty Corporation                                        Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Legacy Venture GP, Inc.                                   Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Legacy Venture LP, Inc.                                   Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Income Properties, Inc.                                   Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Eiger Venture, Inc.                                       Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  GBH Venture Co. , Inc.                                            Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Grand Bahama Hotel Co.                                            Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Jack Tar Grand Bahama Limited                                     Bahamas                    100%

  --------------------------------------------------------- ------------------------- ------------------------

  The Grove Park Inn Resort, Inc.                                   Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Adventure Tours USA, Inc.  - changed name to Sammons
  Tours, Inc. 6-18-01.
      Santo Tours and Travel, Inc. - change their name to           Delaware                   100%
      Sammons Tours of New York 2002.  Merged with
      Sammons Tours, Inc. 12/31/2002.

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Securities, Inc.                                          Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sammons Securities Company, LLC.                                  Delaware                    50%

  --------------------------------------------------------- ------------------------- ------------------------

  Herakles Investments, Inc.                                        Delaware                   100%

  --------------------------------------------------------- ------------------------- ------------------------

  Sponsor Investments, LLC.                                          Texas                      75%

  --------------------------------------------------------- ------------------------- ------------------------





Item 30.   Indemnification

           Midland National Life Insurance Company indemnifies actions against all officers, directors, and employees to the full extent permitted by Iowa law. This includes any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative. Such indemnification includes expenses, judgments, fines, and amounts paid in settlement of such actions, suits, or proceedings.

Item 31.   Principal Underwriter--


            (a) Other Activity. In addition to Midland National Life Separate
                Account A, Sammons Securities Company LLC, the principal underwriter of the Registrant, is also the principal underwriter for variable annuity contracts issued through Midland National Life Separate Account C.


            (b)  Management.  The directors and principal officers of Sammons
                              Securities Company LLC are as follows:

                 --------------------------------------------- -------------------------------------
                                                               Positions and Offices
                 Name and Principal                            with
                 Business Address*                             Sammons Securities Corporation
                 --------------------------------------------- -------------------------------------

                 Steve Palmitier                               President
                 One Midland Plaza,
                 Sioux Falls, SD 57193-9991

                 --------------------------------------------- -------------------------------------

                 Jerome S. Rydell                              Chairman

                 --------------------------------------------- -------------------------------------

                 Michael Masterson                             Vice-Chairman
                 525 West Van Buren
                 Chicago, IL  60607

                 --------------------------------------------- -------------------------------------
                 Michael J. Brooks                             Vice-President
                 --------------------------------------------- -------------------------------------


     * Unless otherwise indicated, the address of each executive officer of Sammons Securities Company LLC is: 4261 Park Road, Ann Arbor MI 48103




(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

         (1)                      (2)                     (3)                     (4)                    (5)
  Name of Principal        Net Underwriting
     Underwriter             Discounts and          Compensation on      Brokerage Commissions          Other
                              Commissions              Redemption                                   Compensation
--------------------      -----------------         ---------------      -------------------        --------------

  Sammons Securities          $38,957.70                  None                    N/A                    N/A
     Company, LLC




Item 32.   Location of Accounts and Records


            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Midland National Life Insurance Company at One Midland Plaza Sioux Falls, SD 57193 and Sammons Financial Group, 525 W. Van Buren, Chicago, IL 60607.


Item 33.   Management Services

           All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation

           Midland National Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Midland National Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Midland National Life Separate Account A, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Chicago, Illinois this 28th day of April, 2003.


                                                                MIDLAND NATIONAL LIFE
                                                                SEPARATE ACCOUNT A (REGISTRANT)


Attest:  /s/                                                 By:   /s/*
        ----------------------------------------------------      --------------------

                                                                  MICHAEL M. MASTERSON
                                                                  Chairman of the Board

                                                            By:  MIDLAND NATIONAL LIFE
                                                                 INSURANCE COMPANY (DEPOSITOR)


Attest:  /s/                                                By:   /s/   *
        ----------------------------------------------------     -------------------------------------------
                                                                   MICHAEL M. MASTERSON
                                                                   Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 28, 2003.

                               Signatures                                                  Title                             Date

/s/  *                                                      Chairman of the Board of Directors,                         ____________
---------------------------------------------               Director, Chief Executive Officer
      MICHAEL M. MASTERSON                                  (Principal Executive Officer)



/s/  *                                                      Senior Vice President, Chief Financial Officer              ____________
----------------------------------------                         (Principal Financial Officer)
      THOMAS M. MEYER


/s/  *                                                      President, Chief Operating Officer, Director                ____________
---------------------------------------------------
      JOHN J. CRAIG, II

/s/  *                                                      Director, Senior Vice President,                            ____________
---------------------------------------------------             Chief Marketing Officer
      STEVEN C. PALMITIER

/s/  *                                                      Director, Senior Vice President,                            ____________
---------------------------------------------------            Corporate Actuary
      DONALD J. IVERSON

/s/  *                                                      Director, Senior Vice President-Legal                       ____________
---------------------------------------------------
      STEPHEN P. HORVAT, JR.

/s/  *                                                      Director, Chief Executive Officer, President                ____________
---------------------------------------------------            of Sammons
      ROBERT W. KORBA


*By:  /s/_______________________________________                                                                      April 28, 2003
                                                                                                                        ------------
             Therese M. Michels
              Attorney-in-Fact
          Pursuant to Power of Attorney


                           Registration No. 333-14081

                         POST EFFECTIVE AMENDMENT NO. 9




--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



--------------------------------------------------------------------------------




                                    EXHIBITS

                                       TO

                                    FORM N-6

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                       AND

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY




--------------------------------------------------------------------------------

Exhibit Index

--------------------------- ----------------------------------------------------
Item                        Exhibit

--------------------------- ----------------------------------------------------

27(k)                       Opinion and Consent of Stephen P. Horvat, Jr.

--------------------------- ----------------------------------------------------

27(n)(1)                    Consent of Sutherland Asbill & Brennan LLP

--------------------------- ----------------------------------------------------

27(n)(2)                    Consent of PricewaterhouseCoopers LLP

--------------------------- ----------------------------------------------------
                            Power of Attorney

--------------------------------------------------------------------------------

April 29, 2003



The Board of Directors
Midland National Life Insurance Company
Des Moines, Iowa

Gentlemen:

With reference to the Registration Statement for Midland National Life Separate Account A filed on form N-6 (File number 333-14081 Amendment 9) with the Securities and Exchange Commission covering flexible premium variable life insurance policies, I have examined such documents and such law as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. Midland National Life Insurance Company is duly organized and validly existing under the laws of the State of Iowa and has been duly authorized to issue individual flexible premium variable life insurance contracts by the Department of Insurance of the State of Iowa.

2. The Midland National Life Insurance Company Separate Account A is a duly authorized and existing separate account established pursuant to the provisions of the Iowa Statutes.

3. The flexible premium variable life insurance contracts, when issued as contemplated by said Form N-6 Registration Statement, will constitute legal, validly issued and binding obligations of Midland National Life Insurance Company.

I hereby consent to the filing of this opinion as an Exhibit to said N-6 Registration Statement.

Sincerely,



/s/Stephen P. Horvat, Jr.
----------------------------

Stephen P. Horvat, Jr.
Senior Vice President, Secretary and General Counsel

                                 April 28, 2003

Midland National Life Insurance Company
One Midland Plaza

Sioux Falls, SD  57193

                  RE:      VEUL and VEUL2 and Premier
                           Form N-6, File No. 333-14081

Gentlemen:

                  We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed by Midland National Life Insurance Company Separate Account A for certain variable life insurance contracts (File No. 333-14081). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                     Very truly yours,

                                     SUTHERLAND ASBILL & BRENNAN LLP



                                     By:  /s/
                                          --------------------------------------
                                             Frederick R. Bellamy

         CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the inclusion in Post effective Amendment No. 9 to this Registration Statement of Midland National Life Separate Account A on Form N-6 (File No. 333-14081) of our reports dated March 11, 2003, on our audits of the financial statements of Midland National Life Separate Account A and the financial statements of Midland National Life Insurance Company, respectively, which appear in such Registration Statement. We also consent to the reference of our firm under the caption "Financial" in such Registration Statement.

/s/
------------------------------------------
PRICEWATERHOUSECOOPERS LLP





         Minneapolis, Minnesota

         April 24, 2003

                                POWER OF ATTORNEY

The undersigned directors and officers of Midland National Life Insurance Company, an Iowa corporation (the "Company"), hereby constitute and appoint Stephen P. Horvat Jr., and Therese M. Michels, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 and under the Investment Company Act of 1940 with respect to any life insurance or annuity policies: registration statements on any form or forms under the Securities Act of 1933 and under the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and him or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this _____day of ________________ 2003.

SIGNATURE                           DATE                      SIGNATURE                          DATE

/s/                                 1/8/03                    /s/                                1/7/03
----------------------------------- ------                    ---------------------------------- ------
Michael M. Masterson                                          John J. Craig II



/s/                                 1/703                     /s/                                1/7/03
----------------------------------- -----                     ---------------------------------- ------
Steven C. Palmitier                                           Donald J. Iverson



/s/                                 1/7/03                    /s/                                1/7/03
----------------------------------- --------                  ---------------------------------- ------
Stephen P. Horvat, Jr.                                        Thomas M. Meyer



/s/                                 1/8/03
----------------------------------- ------
Robert W. Korba
